JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               FROM THE PRESIDENT
--------------------------------------------------------------------------------

[PHOTO]

Dear Policyholder:

      Volatility characterized the markets' performance during the first half of the year reflecting inflation and interest rate uncertainties and concerns over the extreme valuations of technology stocks. While first quarter returns were generally positive, returns for the second quarter were negative across many sectors of the market. Growth stocks, such as those in the technology and telecommunication sectors, receded during the second quarter while value stocks (those with an earnings history and strong fundamentals) came back into favor. On balance, the average stock fund returned 3% for the first half of the year.

      For the six months ended June 30th, large capitalization stocks in the U.S., as measured by the S&P 500 Index, fell 0.42%. Medium capitalization growth stocks, (Russell Mid-Cap Growth Index) were standout performers with a total return of 12.15%. The small cap Russell 2000 Index also ended in positive territory with a 3.04% gain. Overseas markets had a tougher time of it, with the MSCI EAFE index (large cap stocks in Europe, Australasia and the Far East) falling 4.63% for the period.

      Within the Jefferson Pilot Variable Fund, two Portfolios delivered noteworthy performance in the first six months while another, the Balanced Portfolio, completed a solid twelve months under new its sub-advisor, Janus Capital Corp.

      The World Growth Stock Portfolio, managed by Templeton Global Advisors Limited, increased 4.20%, significantly better than the -3.04% return of its benchmark, the MSCI World Index. Continuing its pattern of providing superior returns to shareholders, the Capital Growth Portfolio managed by Janus grew by 6.91% in the period vs. the aforementioned -0.42% for the S&P 500 Index of domestic large cap stocks. Last, we are well pleased with the solid 12-month return of 15.03% for the Balanced Portfolio. This compares very favorably with the 5.98% gain posted by a composite benchmark (consisting of large cap stocks, intermediate term bonds and treasury bills) for the same one year timeframe. As you'll recall, Janus became the sub-advisor for this Portfolio on May 1, 1999.

      On May 1, 2000, we added a new Portfolio to the Fund. Sub-advised by Barclays Global Fund Advisors, the S&P 500(1) Index Portfolio seeks to approximate, before fees and expenses, the total rate of return of common stocks publicly traded in the United States as represented by the S&P 500 Index. While not a household name, Barclays has impressive credentials. They created the first index strategy more than 25 years ago. And with $825 billion under management, they are the largest institutional investment manager in the world(2).


                                                                               1
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               FROM THE PRESIDENT
--------------------------------------------------------------------------------

      Sales of Jefferson Pilot Financial's variable life and variable annuity products remained strong in the first half of 2000. As a result, net new contributions to the Fund totaled over $77 million in the period. Net assets in the Fund at the end of June were over $1.3 billion, almost 10 times the level of 5 years ago. While some of this growth is due to the strong stock market performance of the second half of the `90s, the remainder is attributable to new purchases and additional contributions from our Ensemble(R), Allegiance(R), and Alpha policyholders. We thank you for your confidence and will continue to manage these products to meet your financial planning needs.

Sincerely,


/s/ Ronald R. Angarella

Ronald R. Angarella
President, Jefferson Pilot Variable Fund, Inc.

(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation. Ensemble, Allegiance and Alpha products are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing either of these products.

(2) Assets under management as of March 31, 2000

The Jefferson Pilot Variable Fund investment options offered to policyholders will vary based on the variable insurance or variable annuity contract purchased. Please consult your product prospectus for a full listing of available investment options.


2
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                      INDEX
--------------------------------------------------------------------------------

                                                                          Page

Portfolio Profiles

       International Equity Portfolio                                       5

       World Growth Stock Portfolio                                        13

       Global Hard Assets Portfolio                                        21

       Emerging Growth Portfolio                                           29

       Capital Growth Portfolio                                            37

       Small Company Portfolio                                             45

       Growth Portfolio                                                    53

       S&P 500 Index Portfolio                                             59

       Value Portfolio                                                     71

       Balanced Portfolio                                                  77

       High Yield Bond Portfolio                                           85

       Money Market Portfolio                                              97

Financial Statements                                                      102

Notes to Financial Statements                                             110


                                                                               3
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

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

"If the US slowdown is confirmed, global markets are well placed to repeat the fourth quarter rallies seen in both 1998 and 1999."

                                            --Ronald Armist, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 January 1, 1998

               ---------------------------------------------------

                                  FUND MANAGER
                      Lombard Odier International Portfolio
                               Management Limited

               ---------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                  To realize long-term capital appreciation by
               investing substantially all of its total assets in
                         equity securities of companies
                  from countries outside of the United States.

               ---------------------------------------------------

                            NET ASSETS AS OF 6/30/00
                                   $42,102,547

               ---------------------------------------------------

                               NUMBER OF HOLDINGS
                                       60

               ---------------------------------------------------

                               PORTFOLIO TURNOVER
                                     51.57%

--------------------------------------------------------------------------------

                    ----------------------------------------
                                 IN THIS SECTION
                    ----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                    ----------------------------------------
                                  RONALD ARMIST
                                Managing Director
                            Chief Investment Officer,
                                    Equities

                     o Joined Lombard in 1983

                     o 19 years of investment experience

                     o B.B.S. from University of Cape Town

                     o Chartered Accountant
                    ----------------------------------------


                                                                               5
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

            [PIE CHART]

      Common Stock - 91.02%
     Preferred Stock - 4.49%
           Cash - 4.49%

------------------------------------
                          PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
------------------------------------

BP Amoco, PLC               4.02%
Nokia Oyj                   3.30%
Total Fina Elf, SA          3.21%
Vodafone AirTouch, PLC      3.19%
Telefonaktiebolaget LM
  Ericsson, AB              3.12%
Nippon Telegraph &
  Telephone Corp.           2.64%
Aventis, SA                 2.61%
CGU, PLC                    2.53%
HSBC Holdings, PLC          2.42%
Roche Holding, AG           2.30%

------------------------------------
                          PERCENTOF
TOP TEN COUNTRIES        PORTFOLIO++
------------------------------------

Japan                       25.75%
United Kingdom              22.60%
France                       8.04%
Netherlands                  7.87%
Germany                      7.41%
Switzerland                  5.32%
Finland                      3.30%
Sweden                       3.13%
Brazil                       3.11%
Ireland                      2.46%

   ++Represents market value of
       investments plus cash.

Foreign securities are subject to higher risks than domestic issues including currency fluctuations, political instability and differences in accounting methods.

[ENDSIDEBAR]

      The value of your JPVF International Equity Portfolio fell 6.3% during the first six months of 2000. Global equity markets experienced a period of almost unprecedented volatility, as the rally in technology, media and telecommunications (TMT) stocks finally gave way to a period of sharp underperformance when the Dot.Com bubble burst. Unfortunately, markets proved indiscriminate in their subsequent hostility towards anything redolent of the `New Economy' and many quality TMTs were thrown out with the Dot.Com bathwater. Your Portfolio's holdings in such companies as Sony, Vodafone Airtouch and Vivendi consequently proved detrimental to performance, especially in the second quarter.

      The US economy is at last showing some willingness to respond to Mr. Greenspan's cooling remedies. Having peaked at 7.3% in the fourth quarter of 1999 (quarter over quarter annualised), US GDP growth slowed to 5.5% in Q1 2000. Current evidence points to a further slowdown to maybe 3.5% in Q2. June's NAPM survey implies that Q2's slower rate of growth will be extended into Q3 -- supporting the soft-landing scenario and reinforcing the belief that the Fed has "almost done enough". Despite this hopefully benign environment, we remain cautious on the outlook for US equities -- at least on a relative basis compared with the better prospects available in other global markets. The current account deficit remains a problem -- albeit one that most investors have been happy to ignore -- and equity valuations are still extended. Current valuations are incompatible with anything except a soft-landing. If the earnings story begins to unravel and investment returns falter, the IT capex cycle -- the key driver behind the US "productivity miracle" -- will begin to run out of steam. Against this background international markets look to offer some excellent diversification benefits for US investors.

      In Europe, the leading indicators are following the global pattern, with evidence of a weaker growth outlook starting to emerge after almost eighteen months of solid improvement. This augurs well for interest rates, although with CPI in eight of the eleven EMU members now above the European Central Bank's comfort level of 2%, we are not as far down the tightening curve as either the US or the UK. Aggregate TMT valuations have corrected roughly two thirds of the excesses built up in the


6
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

latter part of last year and the early part of this year. The prospect of more sustainable headline growth and falling bond yields over the next year or so should support renewed growth stock outperformance. Restructuring momentum continues to gather pace following the recent passage of tax reform legislation in Germany. We are moving overweight.

      In the UK, interest rates have peaked. The next move will be down. This supports our long-held belief that with UK CPI -- as defined by the ECB's harmonised measure -- now the lowest in Europe, the UK's high real interest rates are unsustainable. With the leading indicators also pointing downwards, the UK would appear closest to achieving the soft-landing. With interest rates set to rise further in the US and Euroland, the relative outlook for UK equities remains favourable. The only obvious threat is the risk of a fall in sterling, although given the mounting hysteria over the alleged disadvantages of sterling remaining outside the EMU, anything which helped remove the barriers to membership would probably be greeted positively by the market. We remain overweight.

      Japan rebounded from two quarters of contracting GDP with a storming 10% annualised quarter over quarter growth in Q1. The Bank of Japan's recent TANKAN survey of business sentiment revealed that manufacturing conditions had improved to their best level in three years. However, given the likely slowdown in global growth over the next two or three quarters, the continuing strength of Japan's external sector -- one of the key drivers of the recent recovery -- must be open to question. The Bank of Japan's apparent determination to raise rates at the earliest opportunity also raises the possibility of a significant policy error on a par with disastrous consumption tax hike of 1997. From a bottom-up perspective, corporate re-structuring has failed to achieve critical mass, whilst "New Economy" stocks have been discredited by the performance of Softbank and Hikari Tsushin. Without more optimism from the consumer, Japan sadly remains a mean-reverting warrant on global growth. We are moving to underweight.

      In the Pacific Rim, growth momentum is peaking and adverse base effects will inevitably produce less attractive headline numbers in the second half. The recent passage of legislation through the US Congress granting China "permanent normal trading relations" effectively guarantees WTO membership. This should help accelerate structural change over the longer term, but the stellar performance of the Chinese indices year-to-date pretty much reflects this. Other markets continue to be led to a greater or lesser degree by a volatile NASDAQ and slowing global growth expectations. The region is just as TMT dependent as most other global markets, so the recent "soft landing rally" has supported good


                                                                               7
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

--------------------------------------------------------------------------------
             International Equity Portfolio and the MSCI EAFE Index
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

           [LINE GRAPH]

           INTERNATIONAL
              EQUITY             MSCI
            PORTFOLIO            EAFE

 1/1/98        10000            10000
               10336            10444
               11118            11101
               11535            11430
               11611            11506
               11759            11437
 6/98          11604            11510
               11837            11613
               10452            10160
               10103             9835
               10840            10846
               11603            11388
 12/98         12166            11823
               12327            11774
               12063            11480
               12704            11945
               13203            12415
               12526            11761
 6/99          13091            12206
               13503            12554
               13521            12586
               13560            12698
               13962            13160
               14594            13603
 12/99         16124            14810
               15023            13856
               15432            14215
               16383            14752
               15406            13962
               14883            13608
 6/00          15112            14125

---------------------------------------
     AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------

                                MSCI
               INTERNATIONAL    EAFE
                  EQUITY        INDEX
YTD               -6.28%       -4.63%
1 YEAR            15.44%       15.72%
INCEPTION         17.99%       14.82%

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the International Equity Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI EAFE Index. For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The MSCI EAFE Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

[ENDSIDEBAR]

recoveries from the likes of China Telecom, Hutchison Whampoa and Samsung Electronics. However, with the risk of contracting global liquidity, slowing US growth and the possibility of a stalled recovery in Japan, we remain neutral the Pacific Rim.

      Despite an environment of slowing global growth and increased market volatility, we remain optimistic on the outlook for equities over the balance of this year. Our optimism is driven by the following three assumptions.

      First, global economies are on track to achieve their much-desired soft landing as economic growth -- especially in the US -- slows to more sustainable trend levels. Pro-active monetary tightening appears to be achieving some measure of success in warding off the supposed evils of inflation. Interest rates remain on an upward trajectory, but the worst of the tightening is now behind us. Interest rates in the US, Europe and the UK are likely to peak at much lower levels than in previous cycles, offering significant positive surprise potential. Focus will now shift to the timing of the next cuts!

      Second, structural reform in Germany and economic recovery in Japan are gaining momentum. Information technology, software services and telecommunications capital expenditures will continue to support growth as the rest of the world begins to close the gap on the US "productivity miracle". The US continues to provide the model, but as other economies play catch-up, leadership momentum is crossing the Atlantic. The stubborn refusal of the Japanese consumer to respond to treatment remains the only major stumbling block.

      Third, the technology, media and telecommunications sectors suffered heavy losses in the early part of the quarter, correcting at least a portion of the valuation excesses built up during the irrational Dot.Com euphoria of the November to March period. Financials and growth stocks are returning to favour. Buoyant earnings in both the US and Europe should support this trend.

      If the US slowdown is confirmed, global markets are well placed to repeat the fourth quarter rallies seen in both 1998 and 1999.


8
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                            (Unaudited)
                                                            Six Months
                                                               Ended          Year Ended          Year Ended
                                                               June            December            December
                                                             30, 2000          31, 1999            31, 1998
Net asset value, beginning of period                     $       16.07     $         12.12     $         10.00

Income From Investment Operations
 Net investment loss                                             (0.01)              (0.01)
 Net gains and losses on securities
   (both realized and unrealized)                                (0.91)               3.96                2.16
                                                         -------------     ---------------     ---------------
 Total from investment operations                                (0.92)               3.95                2.16

Less Distributions to Shareholders
 Dividends from net investment income
 Dividends in excess of net
   investment income
 Distributions from capital gains                                                                        (0.04)
 Distributions in excess of capital gains                        (1.12)
 Returns of capital
                                                         -------------     ---------------     ---------------
 Total distributions                                             (1.12)               0.00               (0.04)

Net asset value, end of period                           $       14.03     $         16.07     $         12.12
                                                         =============     ===============     ===============
Total Return (A)                                                 (6.28%)             32.54%              21.66%

Ratios to Average Net Assets: (B)
 Expenses                                                         1.19%               1.25%               1.55%
 Net investment income                                            0.26%              (0.05%)              0.04%

Portfolio Turnover Rate                                          51.57%              71.98%              77.23%

Net Assets, At End of Period                             $  42,102,547     $    35,640,381     $    16,576,281

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)   Per share data and ratios are calculated on an annualized basis.


                                                                               9
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

  COMMON STOCK--91.79%

Company                                             Shares        Market Value
------------------------------------------------------------------------------

Aerospace & Defense-1.04%
BAE Systems, PLC                                      69,877        $  435,872
                                                                    ----------
Automotive Manufacturing-3.57%
Honda Motor Co., Ltd.                                 20,000           682,410
Toyota Motor Corp.                                    18,000           821,727
                                                                    ----------
                                                                     1,504,137
                                                                    ----------
Banking-9.05%
Anglo Irish Bank Corp., PLC                          181,700           393,385
Bank of Tokyo-Mitsubishi, Ltd., The                   50,000           605,379
Barclays, PLC                                         31,250           777,347
Credit Suisse Group                                    2,270           452,995
Deutsche Bank, AG                                     11,750           973,160
Industrial Bank of Japan, Ltd., The                   80,000           607,931
                                                                    ----------
                                                                     3,810,197
                                                                    ----------
Beverages-2.01%
BRL Hardy, Ltd.                                       75,610           326,138
Heineken, N.V.                                         8,534           521,513
                                                                    ----------
                                                                       847,651
                                                                    ----------
Building Construction-1.19%
Berkeley Group, PLC, The                              52,580           499,928
                                                                    ----------
Building Materials-2.83%
CRH, PLC                                              35,930           652,678
Tostem Corp.                                          33,000           539,595
                                                                    ----------
                                                                     1,192,273
                                                                    ----------
Chemicals-2.63%
Aventis, SA (France)                                  15,100         1,106,590
                                                                    ----------
Commercial Services-2.83%
Granada Group, PLC                                    67,496           674,449
Vivendi, SA                                            5,837           517,284
                                                                    ----------
                                                                     1,191,733
                                                                    ----------
Computer Network-1.01%
Fujitsu Support and Service, Inc.                      4,300           426,743
                                                                    ----------
Computer Software - Mini & Micro-1.18%
Trend Micro, Inc.+                                     3,000           496,212
                                                                    ----------
Diversified Operations-1.19%
Hutchison Whampoa, Ltd.                               40,000           502,886
                                                                    ----------
Electronic Components-1.71%
Epcos, AG+                                             3,200           323,313
Koninklijke (Royal) Philips Electronics, N.V.          8,400           397,776
                                                                    ----------
                                                                       721,089
                                                                    ----------
Electronics-4.93%
Mabuchi Motor Co., Ltd.                                2,000           258,976
Samsung Electronics, GDR                               6,469           591,105
Sharp Corp.                                           32,000           567,100
Sony Corp.                                             7,000           655,000
                                                                    ----------
                                                                     2,072,181
                                                                    ----------
Electronics - Semiconductors-5.72%
ARM Holdings, PLC+                                    58,000           621,711
Infineon Technologies, AG+                             6,460           513,976
Rohm Co., Ltd.                                         1,900           556,703
STMicroelectronics, N.V.                              11,322           716,308
                                                                    ----------
                                                                     2,408,698
                                                                    ----------
Engineering & Construction-1.74%
ABB, Ltd.                                              6,097           732,082
                                                                    ----------
Financial Services-2.44%
HSBC Holdings, PLC                                    89,760         1,026,702
                                                                    ----------
Insurance-5.30%
Aegon, N.V.                                           20,466           731,181
AXA, SA                                                2,700           427,051
CGU, PLC                                              64,430         1,073,020
                                                                    ----------
                                                                     2,231,252
                                                                    ----------
Manufacturing-1.07%
BBA Group, PLC                                        68,523           449,212
                                                                    ----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


10
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

  SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)--CONTINUED

  COMMON STOCK--CONTINUED

Company                                             Shares        Market Value

------------------------------------------------------------------------------
Mining & Metals - Ferrous & Nonferrous-3.10%
Mitsui Mining & Smelting Co., Ltd.                    89,000      $    677,164
Nippon Steel Corp.                                   297,000           625,993
                                                                  ------------
                                                                     1,303,157
                                                                  ------------
Oil & Gas - Integrated-8.90%
BP Amoco, PLC                                        177,870         1,707,337
LUKoil Holding, SA                                    13,282           678,976
Total Fina Elf, SA                                     8,840         1,360,914
                                                                  ------------
                                                                     3,747,227
                                                                  ------------
Oil & Gas Producers-0.56%
Surgutneftegaz, ADR                                   17,553           233,894
                                                                  ------------
Pharmaceutical-5.23%
Roche Holding, AG                                        100           976,570
SmithKline Beecham, PLC                               53,260           697,500
Takeda Chemical Industries, Ltd.                       8,000           526,269
                                                                  ------------
                                                                     2,200,339
                                                                  ------------
Publishing & Printing-2.24%
Singapore Press Holdings, Ltd.                        31,493           491,794
VNU, N.V.                                              8,680           450,142
                                                                  ------------
                                                                       941,936
                                                                  ------------
Retail Stores-1.82%
Marui Co., Ltd.                                       40,000           767,475
                                                                  ------------
Telecommunications - Equipment
  & Services-6.47%
Nokia Oyj                                             27,340         1,400,808
Telefonaktiebolaget LM Ericsson, AB                   66,483         1,322,732
                                                                  ------------
                                                                     2,723,540
                                                                  ------------
Telecommunications - Integrated-5.68%
Deutsche Telekom, AG                                  13,070           746,714
KPN, N.V.                                             11,700           525,446
Nippon Telegraph & Telephone Corp.                        84         1,119,455
                                                                  ------------
                                                                     2,391,615
                                                                  ------------
Telecommunications - Wireless-5.07%
China Mobile (Hong Kong), Ltd.+                       58,000           511,546
NTT Mobile Communication
  Network, Inc.                                           10           271,263
Vodafone AirTouch, PLC                               335,224         1,355,104
                                                                  ------------
                                                                     2,137,913
                                                                  ------------
Utilities - Electric & Gas-1.28%
Tokyo Electric Power Co.                              22,100           539,959
                                                                  ------------
  TOTAL COMMON STOCK
  (Cost $35,766,868)                                                38,642,493
                                                                  ------------
  PREFERRED STOCK-4.53%

Computer Software - Mini & Micro-1.40%
SAP, AG                                                3,171           588,179
                                                                  ------------
Telecommunications - Wireless-3.13%
Tele Sudeste Celular Participacoes,
  SA, ADR                                             26,958           822,219
Telesp Celular Participacoes, SA, ADR                 11,098           498,023
                                                                  ------------
                                                                     1,320,242
                                                                  ------------
  TOTAL PREFERRED STOCK
  (Cost $1,470,888)                                                  1,908,421
                                                                  ------------
  TOTAL INVESTMENTS
  (Cost $37,237,756)                                   96.32%       40,550,914
Other assets, less liabilities                          3.68         1,551,633
                                                      ------      ------------
TOTAL NET ASSETS                                      100.00%     $ 42,102,547
                                                      ======      ============

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              11
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

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

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

"...our constant challenge has been to consistently balance risk with potential reward, even in the face of wide swings in market sentiment."

                                           --Cindy Sweeting, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 August 1, 1985

               ---------------------------------------------------

                                  FUND MANAGER
                        Templeton Global Advisors Limited

               ---------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                   To achieve long-term capital growth through
                       a policy of investing primarily in
                    stocks of domestic or foreign companies.

               ---------------------------------------------------

                            NET ASSETS AS OF 6/30/00
                                  $138,019,691

               ---------------------------------------------------

                               NUMBER OF HOLDINGS
                                       121

               ---------------------------------------------------

                               PORTFOLIO TURNOVER
                                     34.76%

--------------------------------------------------------------------------------

                    ----------------------------------------
                                 IN THIS SECTION
                    ----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                    ----------------------------------------

                    ----------------------------------------
                               CINDY SWEETING, CFA

                          o Joined Templeton
                            organization in 1997

                          o Previously vice president
                            of investments with
                            McDermott International
                            Co., Inc.

                          o Serves on Board of
                            Directors of the
                            International Society of
                            Financial Analysts

                          o B.A. from Georgetown
                            University

                          o Chartered Financial
                            Analyst
                    ----------------------------------------


                                                                              13
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

            [PIE CHART]

       Common Stock - 92.80%
      Preferred Stock - 4.45%
           Cash - 2.75%

------------------------------------
                          PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
------------------------------------

ING Groep, N.V.             2.27%
BAE Systems, PLC            2.08%
Aventis, SA                 2.00%
Telefonos de Mexico,
  SA, ADR, Class L          1.98%
E.On, AG                    1.92%
Compaq Computer Corp.       1.91%
Akzo Nobel, N.V.            1.83%
SBC Communications, Inc.    1.81%
Hutchison Whampoa, Ltd.     1.69%
ProSieben Media, AG         1.64%

------------------------------------
                          PERCENT OF
TOP TEN COUNTRIES        PORTFOLIO++
------------------------------------

United States               23.87%
United Kingdom              15.49%
France                      7.82%
Japan                       7.49%
Netherlands                 6.97%
Germany                     6.29%
Hong Kong                   5.65%
Australia                   3.91%
Mexico                      2.67%
Spain                       2.30%

   ++Represents market value of
       investments plus cash.

Foreign securities are subject to higher risks than domestic issues including currency fluctuations, political instability and differences in accounting methods.

[ENDSIDEBAR]

      During the first months of 2000, global equity markets continued their infatuation with technology, media and telecommunications (TMT) companies, but the final weeks of the first quarter began a fairly significant reversal in the seemingly entrenched outperformance of TMT stocks versus so-called old economy stocks. Rising short-term interest rates worldwide triggered the initial decline in the TMT group, but while even the most exuberant bulls seemed relieved that the six-month superheated rise of TMT issues had cooled down, the over 40% plummet of the NASDAQ in the U.S. -- a good proxy for the TMT group as a whole -- did prove problematic for most other stocks globally during the second quarter.

      The first half of 2000 was therefore generally weak across almost all markets, with the MSCI World Index declining 3.0% for the period. The performance of the World Growth Stock Portfolio, which rose 4.2% for the period, was aided by good stock selection in Europe, particularly in the United Kingdom, France and the Netherlands, and an increase in the U.S. exposure -- particularly in undervalued, non-TMT holdings which began to receive more investor attention. In addition, the portfolio's underweight in Japan added value during the first half, but this was offset by the underperformance of our Hong Kong and Latin American holdings, which lagged the overall market.

      Given the persistence of the market's multi-year trend favoring growth and technology, the performance of this most recent period is encouraging given the very attractive valuation characteristics of your Portfolio. Your Portfolio is now trading at just over half the valuation of the index benchmarks on a price-to-earnings and price-to-cashflow basis. This discount is a wide margin by even our own historical standards, but we remain convinced that while the Internet and new technologies are hugely important developments, it has not repealed the laws of earnings and cash flow generation.

      We have continued to focus on maintaining a portfolio underpinned by robust valuations, with our research analysis centered on identifying companies with improving fundamentals and appreciable upside potential over a three to five year horizon. Because of the valuation support of your holdings, as well as their improving corporate fundamentals, the Portfolio has held up reasonably well during the sharp pullback in global markets -- in which numerous high profile names that had been


14
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

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

accorded almost divine status last winter, fell 60% to 90%. The TMT bubble was simply a case of unattainable expectations. As mentioned above, the Internet is certainly a transforming technology, but we continue to believe that the biggest beneficiaries of its potential are likely to be not technology stocks, but mainstream companies that learn how to use it well.

      As you know, there has been considerable discussion about the performance gap in recent years between so-called "growth" and "value" styles of investing. To us, one thing stands out: we believe that, over the long term, the weight of evidence firmly supports our conviction that margins, earnings, and valuations matter -- irrespective of style. For us, stock selection is not about style dogma. Rather, we focus dispassionately on ascertaining the earnings power of a company on a five-year basis, roughly one business cycle, and on being rigorous about what we are willing to pay for this earnings stream. Sometimes, "growth" stocks fit the bill. At other times, companies with far more pedestrian earnings prospects may be the best bargain candidates. For instance, the utility weighting in the portfolio has been increasing because of what we see as a very favorable interplay between deregulation, negative sentiment, and attractive dividend yields. Overall, our constant challenge has been to consistently balance risk with potential reward, even in the face of wide swings in market sentiment.

      During the second quarter, we continued to take profits in some of our major telecom, media or technology positions when they reached our target valuation levels, such as Nortel, Agilent, Applied Materials, Sony and ProSieben Media. Nomura Securities, Japan's leading stock brokerage firm, is another stock that has fueled the portfolio's recent performance, appreciating over 40% in the first half of the year. We initiated a position in Nomura in 1998, when Nomura was trading at a Price-to-Book ratio under 2x, which made it quite a bit cheaper than US competitors such as Morgan Stanley and Merrill Lynch. We found the stock intriguing because of the tremendous growth potential for managed assets in Japan. This year, that premise has begun to play out, with Japanese savers moving assets out of the Postal Savings System and into managed equity investments. By virtue of its commanding domestic market position, Nomura has been able to gather a good percentage of this new money. While we have trimmed positions somewhat, we are comfortable with our remaining holdings and believe that Nomura is well placed to make further gains.

      Alcatel was another outstanding performer in the first half of the year, up over 50%. Investors began to place more value on the French company's optical networking capabilities and its leading position in broadband access equipment. After an earnings disappointment in late 1998, the company's management has proven its ability to unlock shareholder


                                                                              15
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

--------------------------------------------------------------------------------
              World Growth Stock Portfolio and the MSCI World Index
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

           [LINE GRAPH]

       WORLD GROWTH     MSCI
          STOCK         WORLD
        PORTFOLIO       INDEX

8/1/85    10000         10000
           9112         10137
          10526         11822
          12932         14371
6/86      12715         15328
          12765         16146
          13449         16882
          14918         20707
          14999         21951
          16167         23311
          12408         19712
          13855         22022
6/88      14352         21836
          14141         21928
          14034         24433
          15373         25008
          15862         24689
          18247         27584
          18041         28634
          17244         24562
6/90      18671         26580
          15554         21760
          16176         23904
          17797         26288
          17325         25434
          18848         27260
          19812         28439
          19777         26152
6/92      20910         26660
          20281         27143
          21015         27114
          22440         29479
          23314         31306
          25138         32814
          28104         33384
          27156         33628
6/94      26728         34678
          28551         35464
          27248         35248
          27603         36944
          29865         38568
          31357         40772
          31703         42762
          33105         44543
6/96      34373         45880
          34737         46568
          37795         48757
          38862         48935
          43136         56368
          47062         58029
          43588         56656
          48979         64769
6/98      47104         66084
          39514         58160
          44831         70223
          44840         72518
          50285         75767
          49060         74433
          54181         86767
          53309         87442
6/00      56459         84131

-----------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------

                   WORLD       MSCI
                  GROWTH      WORLD
                   STOCK      INDEX
YTD                4.20%     -3.04%
1 YEAR            12.28%     11.04%
5 YEAR            13.58%     15.51%
10 YEAR           11.70%     10.21%
INCEPTION         12.30%     15.34%

Commencement of operations August 1, 1985. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the World Growth Stock Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI World Index. For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The MSCI World Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

[ENDSIDEBAR]

value though cost-cutting and renewed dedication to profitable growth.

      Because of the markets' increasing insistence on the delivery of near-term earnings estimates, and the inability of many companies to match expectations, we have seen a two-tier market emerge globally, and are finding potential bargains among high-quality names. The consumer goods sector is a good example. We have recently been able to purchase several household-name companies at what we consider excellent prices. In the energy sector, we added certain European energy companies some time ago when a pall of gloom hung over the oil patch due to falling oil prices.

      In terms of individual markets, it is always difficult to generalize. However, Japan stands out this quarter for several reasons. First, the MSCI Japan Index fell a sizable 6%, partly due to the unraveling of overinflated near-term expectations for Japanese companies and the economy. The difficulty Japan still finds itself in, fully a decade after the equity market peak, was exemplified by the political disarray evident in the general election. To investors, this signals a lack of policy direction, and an economy that is still weak. There are certainly numerous macro-economic reasons not to want to invest in Japan -- low growth, politics, interest rate uncertainty, slow deregulation, an aging population -- but there is really nothing new in these. So while the restraints on economic acceleration in Japan remain real and deeply frustrating -- these factors do not in themselves prevent corporations in Japan from improving their profit margins. These restructuring companies are the focus of our analysis and as they have been identified, the portfolio's weighting in Japan has increased. Conversely, we are encouraged by the rapid economic recovery in other markets in the Asian region. The recent pullbacks in Hong Kong and Korea have provided us with good bargain-hunting prospects once again.

      In sum, even with the latest recovery of some technology stocks, the recent declines have underscored the extreme overvaluation and riskiness of many of these companies and reinforced our conviction that following our stock selection discipline is well suited to positioning the portfolio for the long term.


16
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                            (Unaudited)
                                            Six Months
                                              Ended        Year Ended     Year Ended     Year Ended     Year Ended      Year Ended
                                               June         December       December       December       December        December
                                             30, 2000       31, 1999       31, 1998       31, 1997       31, 1996        31, 1995
Net asset value, beginning of period       $      26.08   $      21.90   $      23.28   $      23.31   $      21.20    $      19.00

Income From Investment Operations
 Net investment income                             0.23           0.41           0.56           0.53           0.49            0.45
 Net gains and losses on securities
  (both realized and unrealized)                   0.87           4.10           0.12           2.97           3.56            2.65
                                           ------------   ------------   ------------   ------------   ------------    ------------

 Total from investment operations                  1.10           4.51           0.68           3.50           4.05            3.10

Less Distributions to Shareholders
 Dividends from net investment income             (0.23)         (0.07)         (0.47)         (0.53)         (0.48)          (0.43)
 Dividends in excess of net
  investment income                               (0.13)                                       (0.03)
 Distributions from capital gains                 (0.39)         (0.26)         (1.59)         (2.76)         (1.46)          (0.47)
 Distributions in excess of capital gains                                                      (0.21)
 Returns of capital
                                           ------------   ------------   ------------   ------------   ------------    ------------

 Total distributions                              (0.75)         (0.33)         (2.06)         (3.53)         (1.94)          (0.90)

Net asset value, end of period             $      26.43   $      26.08   $      21.90   $      23.28   $      23.31    $      21.20
                                           ============   ============   ============   ============   ============    ============

Total Return (A)                                   4.20%         20.86%          2.85%         15.33%         19.22%          16.35%

Ratios to Average Net Assets: (B)
 Expenses                                          0.87%          0.88%          0.92%          0.91%          0.88%           0.96%
 Net investment income                             2.00%          1.73%          2.44%          2.33%          2.20%           2.31%

Portfolio Turnover Rate                           34.72%         24.80%         33.95%         30.22%         27.50%          18.09%

Net Assets, At End of Period               $138,019,691   $133,027,008   $110,897,303   $105,567,503   $ 91,995,634    $ 73,692,357

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)   Per share data and ratios are calculated on an annualized basis.


                                                                              17
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

 COMMON STOCK--92.35%

Company                                             Shares        Market Value
------------------------------------------------------------------------------
Aerospace & Defense-2.76%
BAE Systems, PLC                                     457,500      $  2,853,747
Rolls-Royce, PLC                                     269,698           957,520
                                                                  ------------
                                                                     3,811,267
                                                                  ------------
Agricultural Operations-0.64%
Archer-Daniels-Midland Co.                            90,568           888,699
                                                                  ------------
Airlines-1.69%
British Airways, PLC                                 143,900           827,888
Singapore Airlines, Ltd.                              92,800           917,802
Swire Pacific, Ltd.                                  732,000           596,305
                                                                  ------------
                                                                     2,341,995
                                                                  ------------
Appliances-0.28%
Best Denki Company, Ltd.                                 200             1,378
Guangdong Kelon Electrical
  Holdings Company, Ltd.                             711,000           385,372
                                                                  ------------
                                                                       386,750
                                                                  ------------
Automotive Manufacturing-0.99%
Volkswagen, AG                                        24,000           920,245
Volvo, AB                                             20,000           436,681
                                                                  ------------
                                                                     1,356,926
                                                                  ------------
Automotive Parts & Equipment-0.40%
Autoliv, Inc.                                         22,200           546,729
                                                                  ------------
Banking-4.55%
Banca Nazionale del Lavoro                           376,000         1,329,985
Bank Austria, AG                                      30,800         1,506,342
Bank Handlowy W Warszawie                             12,212           192,644
DBS Group Holdings, Ltd.                              67,337           864,593
Nordic Baltic Holding                                162,600         1,232,843
Westpac Banking Corporation, Ltd.                    161,100         1,165,569
                                                                  ------------
                                                                     6,291,976
                                                                  ------------
Building Materials-0.70%
Cemex, SA de CV, CPO                                       4                19
Nichiha Corp.                                         67,200           539,879
Owens Corning                                         46,500           430,125
                                                                  ------------
                                                                       970,023
                                                                  ------------
Building Services-0.20%
Hanson, PLC+                                          39,500           275,113
                                                                  ------------

Chemicals-5.50%
Akzo Nobel, N.V.                                      58,800         2,508,244
Aventis, SA (France)                                  18,100         1,326,443
Aventis, SA (Germany)                                 19,654         1,422,428
BASF, AG                                              31,000         1,261,455
Clariant, AG                                           2,900         1,080,743
                                                                  ------------
                                                                     7,599,313
                                                                  ------------
Commercial Services-2.43%
Dun & Bradstreet Corp., The                           47,100         1,348,238
Gartner Group, Inc., Class B+                        110,000         1,086,250
Invensys, PLC                                        243,900           915,779
                                                                  ------------
                                                                     3,350,267
                                                                  ------------
Computer Equipment & Services-2.66%
Compaq Computer Corp.                                102,800         2,627,825
Hewlett-Packard Co.                                    8,400         1,048,950
                                                                  ------------
                                                                     3,676,775
                                                                  ------------
Computer Information & Technology-0.13%
Fujitsu, Ltd.                                          5,000           173,438
                                                                  ------------
Computer Network-1.46%
24/7 Media, Inc.+                                     30,550           477,344
3Com Corp.+                                           26,600         1,532,825
                                                                  ------------
                                                                     2,010,169
                                                                  ------------
Diversified Operations-2.44%
Hutchison Whampoa, Ltd.                              184,800         2,323,335
Internatio-Muller, N.V.                               60,800         1,049,080
                                                                  ------------
                                                                     3,372,415
                                                                  ------------
Electronics-0.91%
Sony Corp.                                            13,400         1,253,857
                                                                  ------------
Environmental Controls-0.92%
Waste Management, Inc.                                67,000         1,273,000
                                                                  ------------
Financial Services-4.42%
Australia & New Zealand Banking
  Group, Ltd.                                         51,000           392,261
ICICI, Ltd., ADR                                      43,900           823,125
ING Groep, N.V.                                       45,900         3,115,146
Nomura Securities Co., Ltd., The                      72,000         1,765,948
                                                                  ------------
                                                                     6,096,480
                                                                  ------------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


18
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
  COMMON STOCK--CONTINUED

Company                                               Shares      Market Value
------------------------------------------------------------------------------
Food Products-0.33%
Northern Foods, PLC                                  255,954      $    461,143
                                                                  ------------
Forest Products & Paper-1.57%
International Paper Co.                               29,100           867,544
Stora Enso, Oyj, Class R                              93,800           858,694
UPM-Kymmene Oyj                                       17,900           446,127
                                                                  ------------
                                                                     2,172,365
                                                                  ------------
Home Furnishings-0.96%
Newell Rubbermaid, Inc.                               51,600         1,328,700
                                                                  ------------
Import & Export-1.32%
Li & Fung, Ltd.                                      363,000         1,816,164
                                                                  ------------
Insurance-5.84%
Ace, Ltd.                                             32,000           896,000
AXA                                                   12,800         2,024,540
ReliaStar Financial Corp.                             36,200         1,898,238
UnumProvident Corp.                                   37,700           756,356
XL Capital, Ltd.                                      15,300           828,113
Zurich Allied, AG                                      3,300         1,635,693
                                                                  ------------
                                                                     8,038,940
                                                                  ------------
Machinery-0.60%
Makita Corp.                                          86,000           821,784
                                                                  ------------
Manufacturing-1.60%
Desc, SA de CV, Series B                             111,000            69,916
Grupo Imsa, SA de CV, ADR                             43,000           620,813
Metso Oyj                                             56,400           681,212
Varitronix International, Ltd.                       483,500           840,465
                                                                  ------------
                                                                     2,212,406
                                                                  ------------
Medical Products-0.79%
Nycomed Amersham, PLC                                112,875         1,096,066
                                                                  ------------
Mining & Metals - Ferrous & Nonferrous-1.79%
Broken Hill Proprietary Co.                          105,200         1,247,493
Industrias Penoles, SA                               143,300           243,123
Pechiney, SA+                                         23,485           983,795
                                                                  ------------
                                                                     2,474,411
                                                                  ------------
Mining & Metals - Precious-0.49%
Anglo American Platinum Corp.                         23,392           674,179
                                                                  ------------
Oil & Gas - Distribution & Marketing-1.32%
Burlington Resources, Inc.                            47,800         1,828,350
                                                                  ------------
Oil & Gas - Integrated-5.61%
Elf Aquitaine, SA                                     10,500         2,158,982
Occidental Petroleum Corp.                            77,500         1,632,344
Repsol, SA                                           111,000         2,218,510
Shell Transport & Trading Co.                        208,600         1,741,755
                                                                  ------------
                                                                     7,751,591
                                                                  ------------
Oil & Gas Producers-0.67%
Ranger Oil, Ltd.+                                    172,500           919,721
                                                                  ------------
Pharmaceutical-6.31%
Abbott Laboratories                                   39,600         1,764,675
AstraZeneca, PLC                                      28,924         1,352,097
Celltech Group, PLC+                                  66,164         1,282,209
Elan Corp., PLC, ADR+                                 27,500         1,332,031
Merck KGaA                                            29,000           884,011
Mylan Laboratories, Inc.                              55,400         1,011,050
Ono Pharmaceutical Co., Ltd.                          25,000         1,075,127
                                                                  ------------
                                                                     8,701,200
                                                                  ------------
Publishing & Printing-1.60%
Wolters Kluwer, N.V., CVA                             82,550         2,207,769
                                                                  ------------
Railroad-0.72%
East Japan Railway Co.                                   170           989,778
                                                                  ------------
Real Estate-1.36%
Nationwide Health Properties, Inc.                    42,600           593,738
Unibail (Union du
  Credit-Bail Immobilier)                              9,200         1,278,758
                                                                  ------------
                                                                     1,872,496
                                                                  ------------
Retail Stores-5.99%
Adidas-Salomon, AG                                    12,200           675,959
Albertson's, Inc.                                     49,900         1,659,175
Federated Department Stores, Inc.+                    29,700         1,002,375
Hudson's Bay Co.                                      46,700           494,830
J.C. Penney Co., Inc.                                 94,900         1,749,719
Marks & Spencer, PLC                                 194,500           683,916

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              19
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
  COMMON STOCK--CONTINUED

Company                                               Shares      Market Value
------------------------------------------------------------------------------
Retail Stores-Continued
Matsuzakaya Co., Ltd                                   3,000      $      8,081
Safeway, PLC                                         240,700           936,562
Tesco, PLC                                           334,339         1,040,222
                                                                  ------------
                                                                     8,250,839
                                                                  ------------
Security Systems-0.78%
Williams, PLC                                        184,600         1,076,018
                                                                  ------------
Telecommunications - Equipment &
  Services-2.15%
Alcatel, SA, ADR                                      23,227         1,544,596
MasTec, Inc.+                                         16,200           618,638
Nortel Networks Corp.                                 11,680           797,160
                                                                  ------------
                                                                     2,960,394
                                                                  ------------
Telecommunications - Integrated-5.82%
Nippon Telegraph & Telephone Corp.                       110         1,465,953
SBC Communications, Inc.                              57,400         2,482,550
Telecom Corporation of New
  Zealand, Ltd.                                      146,800           514,857
Telefonica de Argentina, SA                           27,000           857,250
Telefonos de Mexico, SA, ADR, Class L                 47,600         2,719,150
                                                                  ------------
                                                                     8,039,760
                                                                  ------------
Telecommunications - Wireline-0.20%
Telesp - Telecomunicacoes de
  Sao Paulo, SA (Brazil)                          17,222,060           185,204
Telesp - Telecomunicacoes de
  Sao Paulo, SA (US)                                   5,310            98,235
                                                                  ------------
                                                                       283,439
                                                                  ------------
Textiles & Apparel-0.48%
Yue Yuen Industrial Holdings                         300,000           665,811
                                                                  ------------
Toys-0.69%
Mattel, Inc.                                          72,300           953,456
                                                                  ------------
Transportation-1.88%
Airborne Freight Corp.                                45,800           867,338
Koninklijke Frans Maas Groep, N.V.                    29,800           685,583
Seino Transportation Company, Ltd.                   205,000         1,034,673
                                                                  ------------
                                                                     2,587,594
                                                                  ------------
Utilities - Electric & Gas-6.76%
E.On, AG                                              53,500         2,636,024
Hongkong Electric Holdings, Ltd.                     299,000           962,784
Iberdrola, SA                                         72,900           943,395
Korea Electric Power Corp.                            20,500           636,150
National Grid Group, PLC                             152,670         1,204,255
National Power, PLC                                  121,700           775,711
Potomac Electric Power Co.                            42,362         1,059,050
PowerGen, PLC                                        130,100         1,112,892
                                                                  ------------
                                                                     9,330,261
                                                                  ------------
Water Treatment-1.64%
Kurita Water Industries, Ltd.                         52,137         1,150,644
Thames Water, PLC                                     85,843         1,111,215
                                                                  ------------
                                                                     2,261,859
                                                                  ------------
  TOTAL COMMON STOCK
  (Cost $109,903,813)                                              127,451,686
                                                                  ------------
  PREFERRED STOCK-4.43%

Broadcasting-1.64%
ProSieben Media, AG                                   17,980         2,257,841
                                                                  ------------
Multimedia-1.03%
News Corporation Ltd., The                           117,267         1,419,807
                                                                  ------------
Telecommunications - Integrated-1.48%
Embratel Participacoes, SA, ADR                       64,700         1,528,538
Telecomunicacoes Brasileiras, SA, ADR                  5,310           515,734
                                                                  ------------
                                                                     2,044,272
Telecommunications - Wireless-0.28%
Tele Sudeste Celular Participacoes,
  SA, ADR                                             12,542           382,531
                                                                  ------------
  TOTAL PREFERRED STOCK
  (Cost $2,588,774)                                                  6,104,451
                                                                  ------------
  TOTAL INVESTMENTS
  (Cost $112,492,587)                                 96.78%       133,556,137
                                                                  ------------
Other assets, less liabilities                         3.22          4,463,554
                                                     ------       ------------
  TOTAL NET ASSETS                                   100.00%      $138,019,691
                                                     ======       ============

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


20
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

"...hard assets had mixed results, with exceptional returns on most energy securities and healthy performance in the real estate sector, but disappointing results in most other hard asset sectors."

                      --Derek S. van Eck and Kevin L. Reid, Portfolio Managers--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 August 1, 1985

               ---------------------------------------------------

                                  FUND MANAGER
                         Van Eck Associates Corporation

               ---------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                    To realize long-term capital appreciation
                       by globally investing primarily in
                            "Hard Asset Securities."

               ---------------------------------------------------

                            NET ASSETS AS OF 6/30/00
                                   $5,853,086

               ---------------------------------------------------

                               NUMBER OF HOLDINGS
                                       87

               ---------------------------------------------------

                               PORTFOLIO TURNOVER
                                     52.55%

               ---------------------------------------------------

--------------------------------------------------------------------------------

                    ----------------------------------------
                                 IN THIS SECTION
                    ----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                    ----------------------------------------
                              DEREK S. VAN ECK, CFA

                       o M.B.A. from J.L. Kellogg
                         Graduate School of Management

                       o B.A. from Williams College

                       o Chartered Financial Analyst
                    ----------------------------------------

                    ----------------------------------------
                                  KEVIN L. REID

                       o Joined Van Eck in 1995

                       o MBA from Harvard Business School

                       o B.A. from Colgate University
                    ----------------------------------------


                                                                              21
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

            [PIE CHART]

       Common Stock - 98.93%
     Rights and Warrants - 0.05%
           Cash - 1.02%

------------------------------------
                          PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
------------------------------------

Stillwater Mining Co.       3.39%
Apache Corp.                3.32%
Alcoa, Inc.                 2.72%
Talisman Energy, Inc.       2.68%
Boston Properties, Inc.     2.61%
Anadarko Petroleum Corp.    2.45%
Equity Office Properties
  Trust                     2.45%
Global Industries, Ltd.     2.39%
Canadian Natural
  Resources, Ltd.           2.20%
Grant Prideco, Inc.         2.11%

------------------------------------
                          PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
------------------------------------

Oil & Gas Producers         19.15%
Real Estate                 18.95%
Oil & Gas - Integrated      12.20%
Mining & Metals - Precious  10.16%
Oil & Gas Services &
  Equipment                 10.15%
Forest Products & Paper      9.63%
Mining & Metals -
  Ferrous & Nonferrous       7.38%
Oil & Gas - Distribution
  & Marketing                4.69%
Aerospace & Defense          1.71%

   ++Represents market value of
       investments plus cash.

Foreign securities are subject to higher risks than domestic issues including currency fluctuations, political instability and differences in accounting methods.

[ENDSIDEBAR]

      We are pleased to report that the JPVF Global Hard Assets Portfolio had a total return of 0.9% for the six months ended June 30, 2000, compared with a 0.4% loss for the S&P 500 Index. During that period, hard assets had mixed results, with exceptional returns on most energy securities and healthy performance in the real estate sector, but disappointing results in most other hard asset sectors. Large allocations to the energy and real estate sectors and reductions in forest products and industrial metals holdings proved beneficial to portfolio performance during the period.

      Market Review

      In the first half of the year, energy commodities and stocks were the clear winners, particularly those that were natural gas-related. Natural gas prices soared, up 92% in the first half of the year. Natural gas-oriented exploration and production companies, having languished in the first quarter, suddenly exploded higher in April and May as it became clear that the natural gas supply and demand equation was turning dramatically positive. A confluence of events was responsible for this, including favorable weather during April and May (30% warmer-than-normal weather led to increased natural gas usage for air conditioning and electricity generation), declining supplies, and a longer-than-expected maintenance period for nuclear generators, resulting in greater demand for natural gas. These factors resulted in a significant inventory decline that continues to worsen.

      The price of crude oil jumped by over 35% during the six month period as OPEC agreed to limit production, inventories were at historical lows, and oil producers were reluctant to increase production. Exploration and production stocks were up approximately 52% and oil services stocks were up on average almost 40% over the last six months.

      During the first half of the year, we increased the Portfolio's allocation to energy shares from 36% at the beginning of 2000 to 46% of portfolio assets, a move that helped performance. We continued to emphasize exploration and production companies.

      Real estate securities substantially outperformed the general market in the first half of the year, providing returns of over 13%. Strong fundamentals, very attractive valuations and 7% yields all contributed to the sector's strong performance. However, the strongest influence was an investor shift in focus from growth stocks to defensive value


22
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

stocks in a highly volatile market. The top performing sectors among real estate securities in the first half were hotel and apartment stocks, while office properties also performed well. Our emphasis on these sectors and our decision to increase the Portfolio's real estate allocation from about 17% in January to 20% by the end of June both proved beneficial.

      The forest and paper products sector was down sharply overall in the first half of the year, in spite of rising pulp prices. Lumber prices fell substantially lower and forest product stocks declined over 38% for the period despite strong fundamentals, promising supply/demand pictures and healthy corporate restructuring activity. Rather than focusing on these strengths, the market rejected cyclical stocks as central banks worldwide continued to raise interest rates and investors began to worry about a possible global economic slowdown. We reduced the Portfolio's position in forest and paper product stocks from 24% in January to the current approximately 10% as market direction became clear in the second quarter.

      Being cyclical in nature, industrial metals shares experienced much of the same negative bias as the forest and paper products sector and, as a result, were down dramatically in the first half of the year, despite only a slight decline in related commodity prices and low inventories. We reduced the Portfolio's industrial metals weighting from over 12% at the start of the year to about 8% by June 30.

      Precious metals have had mixed results so far this year, with a slight decline in the price of gold, but record highs for platinum prices and strength in palladium prices. Precious metals shares, however, had disappointing performance. We have maintained a small position of about 10% in this sector, primarily in those metals companies that have an industrial demand base, such as palladium.

      The Outlook

      Looking forward, fundamentals for most hard asset sectors remain strong. Most commodity companies have strong earnings momentum, and while this momentum will probably slow in coming quarters, we expect earnings to continue to surprise on the upside.

      Forecasts of a slowdown in global economic growth, we believe, have been exaggerated--the accelerated growth rates of the last two years may not be repeated, but we do not believe we are heading into a global recession. Thus, in general, hard asset securities should perform well.

      We plan to continue to favor energy companies in the near future, which are expected to post second quarter earnings that are up sharply and which are substantially higher than those of the general market or even those of the technology sector. A reversion back to colder winters (with the end of La Nina)


                                                                              23
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

--------------------------------------------------------------------------------
            Global Hard Assets Portfolio, the S&P 500 Index and the
                               Lipper Benchmark(1)
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

                     [LINE GRAPH]

              GLOBAL
            HARD ASSETS    LIPPER          S&P 500
             PORTFOLIO    BENCHMARK         INDEX

 8/1/85        10000        10000           10000
                9602         9916            9481
                9960        11626            9069
               10217        13264           10276
 6/86          10141        14049            9058
               12987        13070           12189
               13646        13800           12415
               22164        16745           19345
               20392        17584           18429
               24761        18746           22113
               18325        14519           16944
               16901        15345           15396
 6/88          16755        16359           15041
               14766        16411           13359
               14433        16915           13768
               15249        18110           14711
               14364        19705           14488
               15006        21812           15770
               17210        22256           18387
               15812        21585           16804
 6/90          13785        22936           14925
               14846        19799           15425
               13035        21564           13893
               12337        24685           13197
               13532        24631           14518
               12194        25947           13445
               12316        28106           13809
               11826        27399           12923
 6/92          12760        27921           13400
               12844        28801           12548
               11916        30245           11167
               14112        31562           13844
               18279        31711           18325
               15635        32520           16453
               19578        33274           20875
               19639        32021           19124
 6/94          17542        32160           18704
               19936        33732           22616
               16882        33725           19626
               17214        36998           18492
               17323        40519           18717
               18152        43729           19788
               17348        46353           18676
               21724        49103           22803
 6/96          19740        51595           21453
               18695        53500           21026
               17793        58251           19758
               16473        58505           18114
               14423        68711           15898
               14571        73857           16091
                9852        75978           11395
               10722        86553           12346
 6/98           9650        89402           11564
                8439        80526            9846
                8487        97646            9610
                8912       102504           10284
               10080       109717           12179
                9921       102866           12324
               10113       118171           12591
               10016       120882           13696
 6/00          10204       117670           14228

----------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------

               GLOBAL HARD   S&P 500      LIPPER
                 ASSETS       INDEX     BENCHMARK(1)
YTD               0.90%       -0.42%      13.34%
1 YEAR            1.23%        7.25%      15.27%
5 YEAR          -10.04%       23.77%      -5.33%
10 YEAR          -2.96%       17.76%      -0.48%
INCEPTION         0.14%       17.97%       2.39%

Commencement of operations August 1, 1985. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Global Hard Assets Portfolio (the "Portfolio"), at its inception with a similar investment in the S&P 500 Index and the Lipper benchmark. For the purposes of this line graph, and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on policies which may include a premium tax charge, account fees, cost of insurance, mortality expense and surrender charge, as applicable.

(1) The Lipper benchmark reflects the performance of the Lipper Gold Fund Average from August 1, 1985 through April 30, 1998 and the Lipper Natural Resources Fund Average from May 1, 1998 through June 30, 2000. The Lipper Gold Fund and Natural Resources Fund averages are based on the returns of all mutual funds within the corresponding objective as compiled by Lipper Analytical Services. The averages include the reinvestment of all dividends and underlying fund operating expenses.

[ENDSIDEBAR]

this year, increasing demand for natural gas-fired electricity and declining supplies should support higher natural gas prices. On the oil side, current high prices of $30 per barrel for crude may not be maintained, but we expect prices to be supported in the mid-$20 range due primarily to a lack of excess capacity as well as a dearth of reinvestment in the industry. We will continue to focus on those energy companies that will benefit the most from these elevated prices.

      We expect real estate securities to continue to provide competitive returns in the second half of the year, driven by healthy fundamentals, attractive dividends and continued rotation into the sector as a defensive play in an uncertain market.

      We would like to thank you for your participation in the JPVF Global Hard Assets Portfolio and look forward to helping you meet your investment objectives in the future.


24
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                            (Unaudited)
                                            Six Months
                                               Ended       Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                               June         December       December       December       December       December
                                             30, 2000       31, 1999       31, 1998       31, 1997       31, 1996       31, 1995
Net asset value, beginning of period        $     8.99     $     7.55     $     8.92     $    16.60     $    16.61     $    16.25

Income From Investment Operations
 Net investment income (loss)                     0.07           0.14           0.17           0.02          (0.03)          0.05
 Net gains and losses on securities
   (both realized and unrealized)                 0.01           1.31          (1.41)         (7.30)          0.45           0.40
                                            ----------     ----------     ----------     ----------     ----------     ----------

 Total from investment operations                 0.08           1.45          (1.24)         (7.28)          0.42           0.45

Less Distributions to Shareholders
 Dividends from net investment income            (0.07)         (0.01)         (0.13)         (0.02)                        (0.05)
 Dividends in excess of net
   investment income                             (0.04)                                       (0.07)                        (0.04)
 Distributions from capital gains                                                                            (0.43)
 Distributions in excess of capital gains                                                     (0.31)
 Returns of capital
                                            ----------     ----------     ----------     ----------     ----------     ----------

 Total distributions                             (0.11)         (0.01)         (0.13)         (0.40)         (0.43)         (0.09)

Net asset value, end of period              $     8.96     $     8.99     $     7.55     $     8.92     $    16.60     $    16.61
                                            ==========     ==========     ==========     ==========     ==========     ==========

Total Return (A)                                  0.90%         19.15%        (13.85%)       (44.63%)         2.57%          2.76%

Ratios to Average Net Assets: (B)
 Expenses                                         1.11%          1.17%          1.44%          1.07%          1.04%          1.01%
 Net investment income                            1.77%          1.51%          2.13%          0.63%         (0.11%)         0.24%

Portfolio Turnover Rate                          52.55%        215.51%        193.80%         19.70%         64.78%         23.98%

Net Assets, At End of Period                $5,853,086     $5,524,726     $4,333,663     $5,204,654     $7,554,427     $6,867,645

--------------------------------------------------------------------------------

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)   Per share data and ratios are calculated on an annualized basis.


                                                                              25
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
  COMMON STOCK--100.23%

Company                                             Shares        Market Value
------------------------------------------------------------------------------

Aerospace & Defense-1.73%
Honeywell International, Inc.                          3,000      $    101,063
                                                                  ------------
Building Materials-0.93%
Louisiana-Pacific Corp.                                5,000            54,375
                                                                  ------------
Commercial Services-1.36%
Mayne Nickless, Ltd.                                  38,750            79,803
                                                                  ------------
Forest Products & Paper-9.76%
Abitibi-Consolidated, Inc.                            12,500           117,188
Aracruz Celulose, SA, ADR                                900            17,381
Canfor Corp.                                           6,500            57,687
Fort James Corp.                                       2,000            46,250
Georgia-Pacific Group                                  1,550            40,688
Plum Creek Timber Company, Inc.                          800            20,800
Sappi, Ltd., ADR                                       5,000            36,875
Stora Enso, Oyj, Class R                               5,500            50,350
Tembec, Inc., Class A+                                 6,250            60,952
TimberWest Forest Corp.                                9,400            65,978
Weyerhaeuser Co.                                       1,000            43,000
Willamette Industries, Inc.                              500            13,625
                                                                  ------------
                                                                       570,774
                                                                  ------------
Lodging-0.94%
Host Marriott Corp.                                    3,000            28,125
Interstate Hotels Corp.+                                  22                65
Wyndham International, Inc., Class A+                 10,752            26,880
                                                                  ------------
                                                                        55,070
                                                                  ------------
Mining & Metals - Ferrous & Nonferrous-7.46%
AK Steel Holdings Corp.                               11,009            88,072
Alcan Aluminium, Ltd.                                  1,600            49,600
Alcoa, Inc.                                            5,554           161,066
Billiton, PLC                                         10,700            43,578
Capral Aluminum, Ltd.                                  4,300             6,442
Portman, Ltd.+                                       109,300            52,501
WMC, Ltd.                                              8,000            35,896
                                                                  ------------
                                                                       437,155
                                                                  ------------
Mining & Metals - Precious-10.29%
AngloGold, Ltd.                                        2,188            91,698
Barrick Gold Corp.                                     1,500            27,281
Franco-Nevada Mining Corp., Ltd.                         308             3,555
Gold Fields of South Africa, Ltd., ADR                 4,000             5,125
Gold Fields, Ltd.                                        425             1,667
Homestake Mining Co.                                  10,000            68,750
Newcrest Mining, Ltd.+                                38,000           102,672
Placer Dome, Inc.                                     10,550           100,884
Stillwater Mining Co.+                                 7,200           200,691
                                                                  ------------
                                                                       602,323
                                                                  ------------
Oil & Gas - Distribution & Marketing-4.75%
Enron Corp.                                              800            51,600
Tidewater, Inc.                                        2,350            84,600
Valero Energy Corp.                                    1,700            53,975
Williams Companies, Inc., The                          2,100            87,544
                                                                  ------------
                                                                       277,719
                                                                  ------------
Oil & Gas - Integrated-12.36%
AO Tatneft, ADR+                                       4,200            41,213
BP Amoco, PLC, ADR                                     2,200           124,438
Conoco, Inc., Class A                                    800            17,600
Exxon Mobil Corp.                                      1,006            78,971
Grant Prideco, Inc.+                                   5,000           125,000
Nabors Industries, Inc.+                               2,450           101,828
Royal Dutch Petroleum Co., ADR                         1,500            92,344
Texaco, Inc.                                           1,300            69,225
USX-Marathon Group                                     2,900            72,681
                                                                  ------------
                                                                       723,300
                                                                  ------------
Oil & Gas Producers-19.41%
Alberta Energy Co., Ltd.                               2,100            84,754
Anadarko Petroleum Corp.                               2,950           145,472
Apache Corp.                                           3,350           197,022
Barrett Resources Corp.+                               1,250            38,047
Canadian Natural Resources, Ltd.+                      4,500           130,593
Ensign Resource Service Group, Inc.                    1,500            49,403
Global Marine, Inc.+                                   3,300            93,019
Ocean Energy, Inc.+                                    5,100            72,356
Origin Energy, Ltd.                                   48,297            46,688
Santa Fe International Corp.                           3,400           118,788
Talisman Energy, Inc. (Canada)+                        3,000            99,312
Talisman Energy, Inc. (US)+                            1,800            59,625
                                                                  ------------
                                                                     1,135,079
                                                                  ------------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


26
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
  COMMON STOCK--CONTINUED

Company                                             Shares        Market Value
------------------------------------------------------------------------------

Oil & Gas Services & Equipment-10.29%
Cooper Cameron Corp.+                                  1,230      $     81,180
ENSCO International, Inc.                              3,300           118,181
Global Industries, Ltd.+                               7,500           141,563
NQL Drilling Tools, Inc., Class A+                     5,000            30,371
R & B Falcon Corp.+                                    4,000            94,250
Schlumberger, Ltd.                                       500            37,313
Stolt Offshore, SA+                                    2,100            29,663
Transocean Sedco Forex, Inc.                           1,296            69,255
                                                                  ------------
                                                                       601,776
                                                                  ------------
Real Estate-19.16%
AMB Property Corp.                                     2,000            45,625
Apartment Investment & Management Co.                    700            30,275
Bedford Property Investors, Inc.                       1,500            27,844
Boston Properties, Inc.                                4,000           154,500
Brandywine Realty Trust                                2,800            53,550
Brookfield Properties Corp.                            6,000            79,571
Cresent Real Estate Equities Co.                       1,500            30,750
Equity Office Properties Trust                         5,278           145,468
Equity Residential Properties Trust                    1,400            64,400
Kilroy Realty Corp.                                    1,000            25,938
Macerich Co., The                                      1,500            33,094
Mack-Cali Realty Corp.                                 2,250            57,797
Oxford Properties Group, Inc.+                         7,500            85,797
Prentiss Properties Trust                              3,800            91,200
Prologis Trust                                         2,000            42,625
Simon Property Group, Inc.                             2,800            62,125
TrizecHahn Corp.                                       5,000            89,375
                                                                  ------------
                                                                     1,119,934
                                                                  ------------
Transportation-0.62%
Knightsbridge Tankers, Ltd.                            1,800            36,000
                                                                  ------------
Utilities - Electric & Gas-1.17%
United Energy, Ltd.                                   35,000            68,508
                                                                  ------------
  TOTAL COMMON STOCK
  (Cost $5,770,928)                                                  5,862,879
                                                                  ------------

  RIGHTS AND WARRANTS--0.05%

Company                                               Shares      Market Value
------------------------------------------------------------------------------
Real Estate-0.05%
Unibail, exp. 05/11/04 @ 130 EUR+                        500      $      2,986
                                                                  ------------
  TOTAL RIGHTS AND WARRANTS
  (Cost $769)                                                            2,986
                                                                  ------------
  TOTAL INVESTMENTS
  (Cost $5,771,697)                                  100.28%         5,865,865
Other assets, less liabilities                        (0.28)           (12,779)
                                                     ------        -----------

  TOTAL NET ASSETS                                   100.00%       $ 5,853,086
                                                     ======        ===========

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              27
--------------------------------------------------------------------------------

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

"In our opinion, the recent correction was good for the market in general because it returned stocks to valuations that made sense."

                      --John W. Ballen and Toni Y. Shimura, Portfolio Managers--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                   May 1, 1995

               ---------------------------------------------------

                                  FUND MANAGER
                    Massachusetts Financial Services Company

               ---------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                       To seek long-term growth of capital
                     by investing primarily in common stocks
                      of small and medium-sized companies.

               ---------------------------------------------------

                            NET ASSETS AS OF 6/30/00
                                  $204,862,352

               ---------------------------------------------------

                               NUMBER OF HOLDINGS
                                       184

               ---------------------------------------------------

                               PORTFOLIO TURNOVER
                                     102.20%

--------------------------------------------------------------------------------

                    ----------------------------------------
                                 IN THIS SECTION
                    ----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                    ----------------------------------------

                    ----------------------------------------
                                 JOHN W. BALLEN
                            Executive Vice President

                         o Director, MFS Equity
                           Portfolio Management

                         o Joined MFS in 1984

                         o Serves as MFS senior
                           small capitalization
                           growth equity portfolio
                           manager

                         o M.B.A. from Stanford
                           University Graduate
                           School of Business

                         o B.A. from Harvard
                           University

                           -------------------------

                                 TONI Y. SHIMURA
                                 Vice President,
                                   Investments

                         o Joined MFS in 1987

                         o M.B.A. from Sloan School
                           of Management,
                           Massachusetts Institute of
                           Technology

                         o B.A. from Wellesley
                           College

                    ----------------------------------------


                                                                              29
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

            [PIE CHART]

       Common Stock - 97.36%
   Short Term Obligations - 2.63%
           Cash - 0.01%

------------------------------------
                          PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
------------------------------------

Oracle Corp.                11.60%
Cisco Systems, Inc.          6.26%
Nortel Networks Corp.        3.77%
Microsoft Corp.              3.62%
Micron Technology, Inc.      3.32%
Tyco International, Ltd.     3.23%
Intel Corp.                  2.97%
Altera Corp.                 2.60%
Corning Inc.                 2.53%
CIENA Corp.                  1.98%

------------------------------------
                          PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
------------------------------------

Telecommunications -
  Equipment & Services      12.71%
Electronics -
  Semiconductors            12.65%
Computer Software -
  Mainframe                 12.49%
Computer Software -
  Mini & Micro               7.85%
Computer Network             7.32%
Manufacturing                5.76%
Electronic Components        5.21%
Computer Equipment &
  Services                   4.27%
Pharmaceutical               3.74%
Telecommunications -
  Wireless                   3.40%

   ++Represents market value of
       investments plus cash.

[ENDSIDEBAR]

      Despite the extreme market volatility in the first half of 2000, we viewed this as a period of opportunity. In our opinion, the recent correction was good for the market in general because it returned stocks to valuations that made sense. But in some cases the market brought down what we believed were both healthy and unhealthy companies simultaneously, and that offered us the chance to buy stock in healthy companies at what we felt were more reasonable prices.

      We have also taken more positions in companies that are somewhat highly valued, even after the correction, but which our research indicates has strong prospects for high earnings growth. We believe this increased aggressiveness may help position us to outperform when the market becomes more favorable.

      This approach has consistently been part of our strategy for managing the Portfolio in periods of volatility. In general, when we think the market is overly exuberant, we have tended to decrease risk, and when we think aggressive growth stocks are depressed, we tend to increase the relative risk. Our experience has been that this has helped moderate the downside during a drop in the market and has helped increase our upside potential coming out of a down market.

      We also feel that our overall tendency is to own the types of stocks that have historically ridden out market volatility relatively well. Our strategy is to focus on companies with strong earnings growth, companies whose stocks we feel we can hold for five years or more, that have the potential to become major players in their markets. Companies without current earnings or cash flows -- the types of firms whose stocks we believe were hardest hit in the correction last March and April -- tend not to be a large part of our portfolio.

      Looking forward for the Portfolio, we're working to capitalize on four major ideas. First, we foresee the market broadening, both by industry and by market capitalization. Whereas technology seemed to be the only sector doing well over much of the past year, we believe good performance has recently broadened to include a larger number of sectors. Second, we think our software holdings such as BMC Software and


30
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

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Compuware could potentially be strong performers later this year as expanding Internet initiatives and other new technologies force companies to upgrade their software to remain competitive. Third, we believe that companies building the Internet's infrastructure, such as VeriSign, Oracle, and Cisco, will continue to prosper from Internet growth. We expect that one of the biggest drivers of this growth will be businesses seizing upon Internet applications to reduce costs and increase productivity. A fourth theme found in the portfolio is business services companies such as First Data and Affiliated Computer Services. Services provided by these companies make it possible for larger firms to outsource, downsize, and restructure in order to increase productivity and earnings.

      While some of our holdings, most notably Oracle and Cisco, have grown into large, rather mature companies, we still consider ours to be an emerging growth portfolio. That is because we feel it is the growth rate of a company, rather than its size, that classifies it as emerging growth; our definition of an emerging growth company is one that is growing earnings, on average, by 20% or more per year. According to our research, this compares to a historical average earnings growth rate for the Standard & Poor's 500 Index of about 8% over the past 60 years and a more recent average of about 15% over the past five to seven extraordinary years. We view Oracle and Cisco as the software and communications leaders of the Internet, and the Internet as the biggest emerging growth area in the economy. So in spite of their size and maturity, we feel these are still very much emerging growth companies.

[SIDEBAR]

--------------------------------------------------------------------------------
              Emerging Growth Portfolio and the Russell 2000 Index
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

             [LINE GRAPH]

             EMERGING        RUSSELL
              GROWTH          2000
            PORTFOLIO         INDEX

 5/1/95        10000         10000
               10377         10164
 6/95          10962         10681
               12821         11728
               13291         11984
               14225         12593
 6/96          15349         13241
               15938         13285
               15724         13963
               14483         13244
 6/97          17184         15381
               19507         17662
               18942         17062
               22928         18819
 6/98          22878         17959
               19792         14341
               25180         16680
               25977         15775
 6/99          28236         18229
               28521         17077
               44444         20225
               49202         21657
 6/00          43636         20839

------------------------------------
    AVERAGE ANNUAL TOTAL RETURNS
------------------------------------

                             RUSSELL
                 EMERGING     2000
                  GROWTH      INDEX
YTD               -1.82%      3.04%
1 YEAR            54.54%     14.32%
5 YEAR            31.82%     14.27%
INCEPTION         32.97%     15.26%

Commencement of operations May 1, 1995. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Emerging Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell 2000 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell 2000 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

[ENDSIDEBAR]


                                                                              31
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                            (Unaudited)                                                                Period From
                                            Six Months                                                                    May 1,
                                              Ended         Year Ended      Year Ended    Year Ended     Year Ended      1995 to
                                               June          December       December       December       December      December
                                             30, 2000        31, 1999       31, 1998       31, 1997       31, 1996     31, 1995(A)
Net asset value, beginning of period      $      40.67    $      23.04   $      17.47   $      15.23   $      13.29   $      10.00

Income From Investment Operations
 Net investment loss                             (0.06)          (0.10)         (0.11)         (0.07)         (0.05)         (0.04)
 Net gains and losses on securities
   (both realized and unrealized)                (0.24)          17.73           5.85           3.19           2.48           3.33
                                          ------------    ------------   ------------   ------------   ------------   ------------

 Total from investment operations                (0.30)          17.63           5.74           3.12           2.43           3.29

Less Distributions to Shareholders
 Dividends from net investment income
 Dividends in excess of net
   investment income
 Distributions from capital gains                                               (0.06)         (0.88)         (0.49)
 Distributions in excess of capital gains        (3.82)                         (0.11)
 Returns of capital
                                          ------------    ------------   ------------   ------------   ------------   ------------

 Total distributions                             (3.82)           0.00          (0.17)         (0.88)         (0.49)          0.00

Net asset value, end of period            $      36.55    $      40.67   $      23.04   $      17.47   $      15.23   $      13.29
                                          ============    ============   ============   ============   ============   ============

Total Return (B)                                 (1.82%)         76.51%         32.93%         20.47%         18.30%         32.91%

Ratios to Average Net Assets: (C)
 Expenses                                         0.90%           0.94%          0.94%          1.00%          1.16%          1.63%
 Net investment income                           (0.35%)         (0.42%)        (0.61%)        (0.61%)        (0.48%)        (0.84%)

Portfolio Turnover Rate                         102.20%         163.56%         77.07%        122.85%         94.58%         30.31%

Net Assets, At End of Period              $204,862,352    $189,472,948   $ 95,795,377   $ 56,229,175   $ 30,794,030   $ 11,439,524

--------------------------------------------------------------------------------

(A) Per share data calculated from the initial offering date, May 1, 1995, for sale to Jefferson Pilot Financial Separate Account A.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C)   Per share data and ratios are calculated on an annualized basis.


32
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
   COMMON STOCK--97.46%

Company                                             Shares        Market Value
------------------------------------------------------------------------------

Banking-1.40%
AXA Financial, Inc.                                   11,300      $    384,200
Charter One Financial, Inc.                            4,200            96,600
Citigroup, Inc.                                       20,400         1,229,100
First Tennessee National Corp.                           200             3,313
Golden West Financial Corp.                            8,600           350,988
PNC Financial Services Group                           7,400           346,875
Providian Financial Corp.                              3,600           324,000
State Street Corp.                                     1,100           116,669
                                                                  ------------
                                                                     2,851,745
                                                                  ------------
Beverages-0.40%
Anheuser-Busch Companies, Inc.                         5,100           380,906
Coca-Cola Co., The                                     7,500           430,781
                                                                  ------------
                                                                       811,687
                                                                  ------------
Broadcasting-0.82%
AT&T Corp. - Liberty Media Group+                     31,400           761,450
Clear Channel Communications, Inc.+                    7,100           532,500
USA Networks, Inc.+                                   17,600           380,600
                                                                  ------------
                                                                     1,674,550
                                                                  ------------
Building Construction-0.83%
Bouygues, SA                                           2,530         1,697,661
                                                                  ------------
Commercial Services-0.05%
Cendant Corp.+                                         5,762            80,668
Quanta Services, Inc.+                                   300            16,500
                                                                  ------------
                                                                        97,168
                                                                  ------------
Computer Equipment & Services-4.25%
Automatic Data Processing, Inc.                       25,000         1,339,063
Compaq Computer Corp.                                 10,600           270,963
Computer Sciences Corp.+                              14,400         1,075,500
Comverse Technology, Inc.+                             5,800           539,400
Dell Computer Corp.+                                  13,900           685,444
EMC Corp.+                                            47,400         3,646,838
Emulex Corp.+                                          1,600           105,100
First Data Corp.                                      13,400           664,975
Fiserv, Inc.+                                          3,600           155,700
Insight Enterprises, Inc.+                               150             8,897
Seagate Technology, Inc.+                              4,800           264,000
                                                                  ------------
                                                                     8,755,880
                                                                  ------------
Computer Information Systems-0.14%
i2 Technologies, Inc.+                                 2,700           281,517
                                                                  ------------
Computer Network-7.32%
Allscripts, Inc.+                                        350             8,050
Brocade Communications
  Systems, Inc.+                                       2,600           477,059
Cabletron Systems, Inc.+                               9,800           247,450
Cisco Systems, Inc.+                                 202,060        12,843,439
Foundry Networks, Inc.+                                1,200           132,600
Juniper Networks, Inc.+                                7,000         1,018,938
ONI Systems Corp.+                                       280            32,817
Redback Networks, Inc.+                                1,400           249,200
                                                                  ------------
                                                                    15,009,553
                                                                  ------------
Computer Software - Mainframe-12.50%
BMC Software, Inc.+                                   40,235         1,467,950
Cadence Design Systems, Inc.+                         10,360           211,085
E.piphany, Inc.+                                       1,300           139,344
Oracle Corp.+                                        283,050        23,793,878
                                                                  ------------
                                                                    25,612,257
                                                                  ------------
Computer Software - Mini & Micro-7.87%
Ariba, Inc.+                                           1,200           117,656
Check Point Software
  Technologies, Inc.+                                  7,500         1,588,125
Computer Associates International, Inc.               18,612           952,702
Lightspan, Inc.+                                         290             1,595
Mercury Interactive Corp.+                             3,600           348,300
Microsoft Corp.+                                      92,800         7,424,000
SAP, AG, ADR                                             900            42,244
Siebel Systems, Inc.+                                  7,000         1,144,938
Sun Microsystems, Inc.+                               30,900         2,809,969
VERITAS Software Corp.+                               14,800         1,672,631
                                                                  ------------
                                                                    16,102,160
                                                                  ------------
Diversified Operations-0.53%
General Electric Co.                                  20,500         1,086,500
                                                                  ------------
Educational Services-0.23%
Learning Tree International, Inc.+                     7,700           471,625
                                                                  ------------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              33
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
  COMMON STOCK--CONTINUED

Company                                               Shares      Market Value
------------------------------------------------------------------------------

Electrical Equipment-0.40%
AES Corp., The+                                       15,500      $    707,188
Emerson Electric Co.                                   1,800           108,675
                                                                  ------------
                                                                       815,863
                                                                  ------------
Electronic Components-5.22%
Analog Devices, Inc.+                                 39,400         2,994,400
Flextronics International, Ltd.+                      16,820         1,155,324
Jabil Circuit, Inc.+                                   2,520           125,055
Linear Technology Corp.                               18,600         1,189,238
Maxim Integrated Products, Inc.+                         260            17,664
Micrel, Inc.+                                            400            17,375
Microchip Technology, Inc.+                              255            14,858
Sanmina Corp.+                                        10,860           928,530
SIPEX Corp.+                                           1,300            35,994
Solectron Corp.+                                      14,100           590,438
Xilinx, Inc.+                                         43,900         3,624,494
                                                                  ------------
                                                                    10,693,370
                                                                  ------------
Electronics-0.44%
Credence Systems Corp.+                                  400            22,075
LTX Corp.+                                               600            20,963
New Focus, Inc.+                                         140            11,498
Teradyne, Inc.+                                       11,500           845,250
                                                                  ------------
                                                                       899,786
                                                                  ------------
Electronics - Semiconductors-12.68%
Altera Corp.+                                         52,300         5,331,331
Applied Materials, Inc.+                               7,500           679,688
ARM Holdings, PLC+                                    12,500           133,989
ARM Holdings, PLC, ADR+                               69,300         2,278,238
Atmel Corp.+                                          11,400           420,375
ATMI, Inc.+                                              240            11,160
Burr-Brown Corp.+                                        300            26,006
Conductus, Inc.+                                         700            13,825
Intel Corp.                                           45,500         6,082,781
Lam Research Corp.+                                   15,400           577,500
LSI Logic Corp.+                                      25,000         1,353,125
Marvell Technology Group, Ltd.+                          200            11,400
Micron Technology, Inc.+                              77,400         6,816,038
Motorola, Inc.                                         2,600            75,563
National Semiconductor Corp.+                         22,100         1,254,175
Novellus Systems, Inc.+                                2,100           118,781
Photronics, Inc.+                                        280             7,945
PMC-Sierra, Inc.+                                      2,600           461,988
Texas Instruments, Inc.                                4,200           288,488
                                                                  ------------
                                                                    25,942,396
                                                                  ------------
Environmental Controls-0.13%
Waters Corp.+                                          2,200           274,588
                                                                  ------------
Financial Services-1.12%
American Express Co.                                   6,600           344,025
Household International, Inc.                          7,200           299,250
Mellon Financial Corp.                                 9,300           338,869
Merrill Lynch & Co., Inc.                             11,200         1,288,000
Waddell & Reed Financial, Inc.                           300             9,844
                                                                  ------------
                                                                     2,279,988
                                                                  ------------
Healthcare-0.49%
Bausch & Lomb, Inc.                                    4,900           379,138
Cardinal Health, Inc.                                  6,800           503,200
Quest Diagnostics, Inc.+                               1,500           107,344
                                                                  ------------
                                                                       989,682
                                                                  ------------
Insurance-0.49%
American International Group, Inc.                     6,000           705,000
Hartford Financial Services
  Group, Inc., The                                     5,500           307,656
                                                                  ------------
                                                                     1,012,656
                                                                  ------------
Internet Services-1.74%
Art Technology Group, Inc.+                              600            60,563
BEA Systems, Inc.+                                     1,000            49,438
Internet Commerce Corp.+                                 400             5,800
VeriSign, Inc.+                                       19,560         3,452,340
                                                                  ------------
                                                                     3,568,141
                                                                  ------------
Manufacturing-5.77%
Capstone Turbine Corp.+                                  220             9,914
Corning, Inc.                                         19,200         5,181,600
Tyco International, Ltd.                             139,898         6,627,668
                                                                  ------------
                                                                    11,819,182
                                                                  ------------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


34
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
  COMMON STOCK--CONTINUED

Company                                               Shares      Market Value
------------------------------------------------------------------------------

Medical - Biotechnology-2.21%
Abgenix, Inc.+                                         1,000      $    119,859
Amgen, Inc.+                                          20,400         1,433,100
BioSource International, Inc.+                         2,200            48,950
Genentech, Inc.+                                       6,800         1,169,600
Human Genome Sciences, Inc.+                           1,500           200,063
Immunex Corp.+                                        11,800           583,363
Merrill Lynch Biotech Holding Co.                      4,400           783,200
Pharmacia Corp.                                        4,000           206,750
                                                                  ------------
                                                                     4,544,885
                                                                  ------------
Medical Products-0.02%
Alkermes, Inc.+                                          400            18,850
BioSphere Medical, Inc.+                                 800            11,200
                                                                  ------------
                                                                        30,050
                                                                  ------------
Medical Supplies-0.63%
Pe Corp-Pe Biosystems Group                           19,600         1,291,150
                                                                  ------------
Multimedia-0.46%
Viacom, Inc., Class B+                                13,700           934,169
                                                                  ------------
Oil & Gas - Distribution & Marketing-0.28%
Enron Corp.                                            9,000           580,500
                                                                  ------------
Oil & Gas - Integrated-0.01%
Grant Prideco, Inc.+                                     400            10,000
Weatherford International, Inc.+                         400            15,925
                                                                  ------------
                                                                        25,925
                                                                  ------------
Oil & Gas Producers-2.18%
Anadarko Petroleum Corp.                              10,500           517,781
Apache Corp.                                           6,200           364,638
Coastal Corp., The                                    15,500           943,563
Devon Energy Corp.                                     4,800           269,700
EOG Resources, Inc.                                   43,800         1,467,300
Global Marine, Inc.+                                  11,600           326,975
Noble Affiliates, Inc.                                 2,200            81,950
Noble Drilling Corp.+                                 12,100           498,369
                                                                  ------------
                                                                     4,470,276
                                                                  ------------
Oil & Gas Services & Equipment-0.94%
Baker Hughes, Inc.                                    23,900           764,800
Dynegy, Inc.                                           8,200           560,163
Halliburton Co.                                        6,800           320,875
Transocean Sedco Forex, Inc.                           5,200           277,875
                                                                  ------------
                                                                     1,923,713
                                                                  ------------
Pharmaceutical-3.74%
Abbott Laboratories                                   22,800         1,016,025
Allergan, Inc.                                         4,000           298,000
ALZA Corp.+                                            1,900           112,338
American Home Products Corp.                           3,900           229,125
Andrx Corp.+                                           1,600           102,275
Bristol-Myers Squibb Co.                               9,600           559,200
MedImmune, Inc.+                                       4,200           310,800
Pfizer, Inc.                                          42,200         2,025,600
Sepracor, Inc.+                                       21,900         2,641,688
Teva Pharmaceutical Industries, Ltd.                   6,600           365,888
                                                                  ------------
                                                                     7,660,939
                                                                  ------------
Professional Sports-0.01%
International Speedway Corp.                             308            12,744
                                                                  ------------
Retail Stores-2.86%
Albertson's, Inc.                                     12,000           399,000
CVS Corp.                                             14,100           564,000
Kohl's Corp.+                                          1,900           105,688
Kroger Co., The+                                       9,600           211,800
Safeway, Inc.+                                        53,600         2,418,700
RadioShack Corp.                                      17,900           848,013
Wal-Mart Stores, Inc.                                 23,000         1,325,375
                                                                  ------------
                                                                     5,872,576
                                                                  ------------
Telecommunications - Equipment &
  Services-12.73%
ADC Telecommunications, Inc.+                         19,562         1,640,763
Alcatel, SA, ADR                                       6,900           458,850
Amdocs, Ltd.+                                            600            46,050
CIENA Corp.+                                          24,400         4,067,175
Global Crossing, Ltd.+                                23,000           605,188
ITC^DeltaCom, Inc.+                                      300             6,694
JDS Uniphase Corp.+                                   11,470         1,374,966

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              35
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
  COMMON STOCK--CONTINUED

Company                                               Shares      Market Value
------------------------------------------------------------------------------
Telecommunications - Equipment &
  Services-Continued
Lucent Technologies, Inc.                              1,800      $    106,650
Metromedia Fiber Network, Inc.+                       64,480         2,559,050
MRV Communications, Inc.+                              1,700           114,325
Nokia Oyj, SA, ADR                                    58,400         2,916,350
Nortel Networks Corp.                                113,328         7,734,636
Scientific-Atlanta, Inc.                                 300            22,350
Sycamore Networks, Inc.+                               8,200           905,075
Telefonaktiebolaget LM
  Ericsson, AB, ADR                                   96,800         1,936,000
Tellabs, Inc.+                                        23,000         1,574,063
                                                                  ------------
                                                                    26,068,185
                                                                  ------------
Telecommunications - Integrated-0.98%
China Unicom, Ltd., ADR+                               2,000            42,500
Intermedia Communications, Inc.+                       5,500           163,625
MGC Communications, Inc.+                              3,100           185,806
NEXTLINK Communications, Inc.+                         1,200            45,525
WorldCom, Inc.+                                       34,608         1,587,642
                                                                  ------------
                                                                     2,025,098
                                                                  ------------
Telecommunications - Wireless-3.39%
Nextel Communications, Inc.+                           8,200           501,738
Sprint Corp. - PCS Group+                             37,500         2,231,250
Vodafone AirTouch, PLC                               280,565         1,134,154
Vodafone AirTouch, PLC, ADR                           17,400           721,013
VoiceStream Wireless Corp.+                           20,521         2,386,529
                                                                  ------------
                                                                     6,974,684
                                                                  ------------
Telecommunications - Wireline-0.87%
Sonera Oyj                                            16,500           755,248
Sprint Corp. - Fon Group                              20,000         1,020,000
                                                                  ------------
                                                                     1,775,248
                                                                  ------------
Tobacco-0.03%
Philip Morris Companies, Inc.                          2,600            69,063
                                                                  ------------
Travel Services-0.00%
Pegasus Solutions, Inc.+                                 300             3,263
                                                                  ------------
Utilities - Electric & Gas-1.30%
Calpine Corp.+                                        40,400         2,656,300
                                                                  ------------
Wholesale Distributor-0.00%
United Stationers, Inc.+                                 300             9,713
                                                                  ------------
TOTAL COMMON STOCK
  (Cost $145,707,941)                                              199,676,436
                                                                  ------------
  SHORT-TERM OBLIGATIONS-2.63%
                                              Principal Value
                                              ---------------
Government Agency-2.63%
Federal Home Loan Mortgage Corp.,
  6.570%, due 07/03/00                           $5,400,000          5,398,029
                                                                  ------------
  TOTAL SHORT-TERM OBLIGATIONS
  (Cost $5,398,029)                                                  5,398,029
                                                                  ------------
  TOTAL INVESTMENTS
  (Cost $151,105,970)                                100.00%       205,074,465
Other assets, less liabilities                        (0.09)          (212,113)
                                                     ------       ------------
  TOTAL NET ASSETS                                   100.00%      $204,862,352
                                                     ======       ============

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


36
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

"Fast-growing, well-managed companies with time-tested business models prevailed while much of the unhealthy hype that had sustained the extreme valuations in some sectors was washed out of the market."

                                               --Mark Pinto, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                  May 30, 1992

               ---------------------------------------------------

                                  FUND MANAGER
                            Janus Capital Corporation

               ---------------------------------------------------

                            INVESTMENT OBJECTIVE AND
                            Strategy To seek capital
                                     growth.
                         Realization of income is not a
                             significant investment
                                 consideration.

               ---------------------------------------------------

                            NET ASSETS AS OF 6/30/00
                                  $413,162,780

               ---------------------------------------------------

                               NUMBER OF HOLDINGS
                                       45

               ---------------------------------------------------

                               PORTFOLIO TURNOVER
                                      7.74%

--------------------------------------------------------------------------------

                    ----------------------------------------
                                 IN THIS SECTION
                    ----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                    ----------------------------------------
                                 MARK PINTO, CFA
                                 Vice President

                          o Joined Janus Capital
                            Corporation in 1994

                          o 14 years of investment
                            experience

                          o B.A. from Yale University

                          o M.B.A. from Harvard
                            University

                          o Chartered Financial
                            Analyst
                    ----------------------------------------


                                                                              37
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

            [PIE CHART]

       Common Stock - 97.09%
           Cash - 2.91%

------------------------------------
                          PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
------------------------------------

Nokia Oyj, SA, ADR          6.02%
Cisco Systems, Inc.         4.97%
EMC Corp.                   4.62%
Time Warner, Inc.           4.46%
Viacom, Inc., Class B       4.39%
Comcast Corp.               4.28%
Linear Technology Corp.     4.15%
General Electric Co.        3.42%
Sun Microsystems, Inc.      3.30%
Applied Materials, Inc.     3.29%

------------------------------------
                          PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
------------------------------------

Broadcasting                9.83%
Electronics -
  Semiconductors            9.26%
Multimedia                  8.85%
Telecommunications -
  Equipment & Services      7.98%
Financial Services          7.27%
Telecommunications -
  Wireless                  6.28%
Computer Software -
  Mini & Micro              5.89%
Computer Equipment
  & Services                5.44%
Computer Network            4.97%
Banking                     4.29%

   ++Represents market value of
       investments plus cash.

[ENDSIDEBAR]

      Although markets entered the year on a positive note, a retreat by technology stocks that began in March weighed against stocks for much of the period as investors re-examined the extreme valuations placed on a number of the market's highest fliers. By June, however, things had changed. A 0.50% increase in short-term interest rates by the Federal Reserve in late May, together with a slowdown in housing starts, weak industrial production numbers and a lukewarm reading on business confidence suggested that the vibrant U.S. economy was finally slowing to a sustainable pace. This emboldened traders and allowed the market to stage a comeback that partially erased the losses sustained during the spring volatility, but not before a healthy winnowing out of companies whose prospects for long-term success were marginal.

      On balance, the market's retrenchment and the selective recovery that followed represented a healthy and much-needed evolution in market sentiment. Fast-growing, well-managed companies with time-tested business models prevailed while much of the unhealthy hype that had sustained the extreme valuations in some sectors was washed out of the market. We are extremely pleased with the Portfolio's performance in this challenging environment. Our traditional growth franchises in areas like consumer staples, financial services and pharmaceuticals supported performance during the most difficult first months of the period only to transfer leadership to our carefully selected media, telecommunications and technology stocks in June as fortunes at that end of the market improved. This allowed us to gain 6.91% while our benchmark, the S&P 500 Index gave back 0.42%.

      While a number of stocks contributed to performance, our semiconductor positions were particularly buoyant. After a long period of cyclical decline, semiconductor manufacturers across the globe are running at full capacity to keep up with burgeoning demand created by booming sales of a whole range of new and increasingly sophisticated electronic


38
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

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

devices. Texas Instruments and Linear Technologies, whose microchips are widely used in telecommunications devices such as cellular phones and base stations, continued to outperform as a result of explosive growth in cellular penetration rates worldwide. Meanwhile, this strength also filtered down to companies that supply the machinery used to manufacture semiconductors, including Applied Materials, as industry leaders moved to increase the scale of their manufacturing operations.

      Several of our financial services positions also gained ground. Charles Schwab and Morgan Stanley Dean Witter both overcame an unsettled interest rate environment to post strong gains. Trading volumes at Schwab's online unit continued to outpace even the most optimistic estimates, allowing the company's stock to continue its long climb. Morgan Stanley also surprised analysts by reporting back-to-back quarters of estimate-beating results, including an impressive 49% increase in profit for the quarter ended February 29. The company's solid performance was led by higher trading volumes as well as strength at its merger advisory and underwriting units, and we look for Morgan Stanley to further increase its leading position in these businesses in coming months. Bank of New York also gained as it continued to increase its market share in securities custody and processing, a lucrative, fee-based business that gives the company a stable source of revenue in times of market turmoil.

      While we were pleased with the Portfolio's performance, there were a few setbacks. Several of our retail positions traded lower after investors became concerned that the Federal Reserve would be unable to engineer a soft landing for the U.S. economy, thereby stoking fears of a slowdown in retail sales. Notable disappointments included warehouse retailer Costco, which fell sharply after the company hinted that profit growth would slow for the remainder of the year. While we believe the market's reaction was somewhat overdone, we trimmed the position as a matter of discipline.

      In technology, Microsoft was perhaps our most visible disappointment. In early April, U.S. District Court Judge Thomas Penfield Jackson ruled that the company should be split into two separate companies, one that focuses on operating systems and another that focuses on application software and other products. The stock declined sharply on the news and has yet to fully recover to its pre-judgement high. Although Microsoft's decline was discouraging, we have always believed the company is capable of prevailing on appeal. Furthermore, the worst-case scenario -- a complete break up of Microsoft -- does nothing to change the extremely strong fundamentals currently supporting the company. Still, uncertainty related to the


                                                                              39
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

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

--------------------------------------------------------------------------------
                 Capital Growth Portfolio and the S&P 500 Index
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

           [LINE GRAPH]

              CAPITAL        S&P
              GROWTH         500
             PORTFOLIO       INDEX

 5/1/92        10000        10000
 6/92          10087         9958
               10925        10272
               12724        10787
               13604        11256
 6/93          13635        11310
               14752        11598
               15869        11867
               15387        11420
 6/94          14720        11470
               15553        12031
               15353        12028
               16045        13195
 6/05          17479        14451
               20143        15596
               21762        16532
               23919        17512
 6/96          25766        18399
               26224        19074
               25951        20767
               26015        20860
 6/97          30540        24494
               33805        26326
               33582        27079
               39281        30849
 6/98          41989        31864
               36869        28701
               46502        34802
               50983        36534
 6/99          53243        39105
               51361        36663
               67270        42118
               74984        43084
 6/00          71917        41940

-----------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------

                 CAPITAL    S&P 500
                  GROWTH     INDEX
YTD                6.91%     -0.42%
1 YEAR            35.07%      7.25%
5 YEARS           32.70%     23.77%
INCEPTION         27.31%     19.18%

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Capital Growth Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

[ENDSIDEBAR]

ongoing litigation will likely create a sizable overhang for the stock over the near- to mid-term, and we have sized our position accordingly.

      We took advantage of extreme volatility in the biotechnology sector to build our position in PE Biosystems, a company that provides scientists with the equipment and supplies necessary to conduct research in exciting new areas such as genomics and proteomics. We believe the company provides us exposure to the genomics sector while assuming a level of risk that is consistent with our style of management and were pleased to purchase a stake in the company at a sizable discount to its 52-week high.

      Looking forward, while a return to the extreme volatility that rattled the market during the first quarter of 2000 seems unlikely, a range of factors that include interest rate uncertainty may keep markets unsettled in coming months. However, our investment thesis is unchanged -- the market will continue to reward companies capable of long-term growth and we hope to participate by leveraging our hands-on research to identify individual standouts, one by one.


40
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                           (Unaudited)
                                           Six Months
                                             Ended         Year Ended     Year Ended     Year Ended     Year Ended      Year Ended
                                              June           December       December       December       December        December
                                            30, 2000         31, 1999       31, 1998       31, 1997       31, 1996        31, 1995
Net asset value, beginning of period     $      39.27     $      27.90   $      21.23   $      17.26   $      17.38    $      13.38

Income From Investment Operations
 Net investment income (loss)                   (0.13)           (0.12)         (0.09)          0.05           0.03
 Net gains and losses on securities
   (both realized and unrealized)                2.91            12.31           8.25           4.99           3.24            5.56
                                         ------------     ------------   ------------   ------------   ------------    ------------

 Total from investment operations                2.78            12.19           8.16           4.99           3.29            5.59

Less Distributions to Shareholders
 Dividends from net investment income                                                                         (0.05)          (0.03)
 Dividends in excess of net
   investment income
 Distributions from capital gains               (1.82)           (0.82)         (1.49)         (0.81)         (3.36)          (1.56)
 Distributions in excess of capital gains                                                      (0.21)
 Returns of capital
                                         ------------     ------------   ------------   ------------   ------------    ------------

 Total distributions                            (1.82)           (0.82)         (1.49)         (1.02)         (3.41)          (1.59)

Net asset value, end of period           $      40.23     $      39.27   $      27.90   $      21.23   $      17.26    $      17.38
                                         ============     ============   ============   ============   ============    ============

Total Return (A)                                 6.91%           44.65%         38.47%         29.41%         19.25%          41.74%

Ratios to Average Net Assets: (B)
 Expenses                                        1.08%            1.03%          1.09%          1.09%          1.13%           1.15%
 Net investment income                          (0.67%)          (0.42%)        (0.38%)         0.02%          0.30%           0.21%

Portfolio Turnover Rate                          7.74%           41.65%         54.58%         91.66%        147.82%         170.32%

Net Assets, At End of Period             $413,162,780     $365,864,399   $198,002,451   $124,123,995   $ 70,832,162    $ 49,853,029

--------------------------------------------------------------------------------

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)   Per share data and ratios are calculated on an annualized basis.


                                                                              41
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
   COMMON STOCK--97.14%

Company                                               Shares      Market Value
------------------------------------------------------------------------------

Banking-4.30%
Bank of New York Co., Inc., The                      220,170      $ 10,237,905
Citigroup, Inc.                                      124,812         7,519,923
                                                                  ------------
                                                                    17,757,828
                                                                  ------------
Beverages-1.10%
Anheuser-Busch Companies, Inc.                        60,850         4,544,734
                                                                  ------------
Broadcasting-9.83%
AT&T Corp. - Liberty Media Group+                    343,000         8,317,750
Cablevision Systems Corp.+                           121,275         8,231,541
Comcast Corp.+                                       436,540        17,679,870
Grupo Televisa, SA, ADR+                              93,000         6,411,188
                                                                  ------------
                                                                    40,640,349
                                                                  ------------
Computer Equipment & Services-5.44%
Dell Computer Corp.+                                  69,095         3,407,247
EMC Corp.+                                           248,100        19,088,194
                                                                  ------------
                                                                    22,495,441
                                                                  ------------
Computer Network-4.97%
Cisco Systems, Inc.+                                 323,067        20,534,946
                                                                  ------------
Computer Software - Mini & Micro-5.89%
Microsoft Corp.+                                     133,785        10,702,800
Sun Microsystems, Inc.+                              149,950        13,636,078
                                                                  ------------
                                                                    24,338,878
                                                                  ------------
Diversified Operations-3.42%
General Electric Co.                                 266,565        14,127,945
                                                                  ------------
Electronic Components-4.15%
Linear Technology Corp.                              268,200        17,148,038
                                                                  ------------
Electronics - Semiconductors-9.27%
Applied Materials, Inc.+                             150,250        13,616,406
ASM Lithography Holding, N.V.+                       235,125        10,374,891
Taiwan Semiconductor
  Manufacturing Co., Ltd.+                           130,208         5,045,560
Texas Instruments, Inc.                              134,765         9,256,671
                                                                  ------------
                                                                    38,293,528
                                                                  ------------
Entertainment & Leisure-3.04%
Autotote Corp.+                                        4,672            20,440
Carnival Corp.                                       119,565         2,331,518
MGM Grand, Inc.                                      319,110        10,251,409
                                                                  ------------
                                                                    12,603,367
                                                                  ------------
Financial Services-7.28%
American Express Co.                                 163,985         8,547,718
Charles Schwab Corp., The                            213,411         7,175,945
Fannie Mae                                            74,385         3,881,967
Morgan Stanley Dean Witter & Co.                     125,420        10,441,215
                                                                  ------------
                                                                    30,046,845
                                                                  ------------
Internet Services-1.29%
VeriSign, Inc.+                                       30,150         5,321,475
                                                                  ------------
Manufacturing-1.40%
Tyco International, Ltd.                             122,110         5,784,961
                                                                  ------------
Medical - Biotechnology-1.16%
Genentech, Inc.+                                      27,815         4,784,180
                                                                  ------------
Medical Supplies-1.09%
Pe Corp-Pe Biosystems Group                           68,345         4,502,227
                                                                  ------------
Multimedia-8.85%
Time Warner, Inc.                                    242,615        18,438,740
Viacom, Inc., Class B+                               266,266        18,156,013
                                                                  ------------
                                                                    36,594,753
                                                                  ------------
Oil & Gas - Distribution & Marketing-2.03%
Enron Corp.                                          129,925         8,380,163
                                                                  ------------
Pharmaceutical-2.43%
Pfizer, Inc.                                         155,238         7,451,400
Schering-Plough Corp.                                 51,800         2,615,900
                                                                  ------------
                                                                    10,067,300
                                                                  ------------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


42
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

         SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000-CONTINUED

--------------------------------------------------------------------------------
  COMMON STOCK--CONTINUED

Company                                               Shares      Market Value
------------------------------------------------------------------------------

Retail Stores-4.06%
Costco Wholesale Corp.+                              112,875      $  3,724,875
Home Depot, Inc., The                                119,077         5,946,408
Staples, Inc.+                                       218,115         3,353,518
Wal-Mart Stores, Inc.                                 65,255         3,760,319
                                                                  ------------
                                                                    16,785,120
                                                                  ------------
Telecommunications - Equipment &
  Services-7.98%
General Motors Corp., Class H+                        54,325         4,767,019
Lucent Technologies, Inc.                             55,940         3,314,445
Nokia Oyj, SA, ADR                                   498,520        24,894,840
                                                                  ------------
                                                                    32,976,304
                                                                  ------------
Telecommunications - Integrated-1.87%
Telefonica, SA, ADR+                                 120,745         7,735,227
                                                                  ------------
Telecommunications - Wireless-6.29%
Nextel Communications, Inc.+                         171,930        10,519,967
Sprint Corp. - PCS Group+                            192,320        11,443,040
Vodafone AirTouch, PLC, ADR                           96,400         3,994,575
                                                                  ------------
                                                                    25,957,582
                                                                  ------------
  TOTAL COMMON STOCK
  (Cost $230,725,275)                                              401,421,191
                                                                  ------------
  TOTAL INVESTMENTS
  (Cost $230,725,275)                                 97.14%       401,421,191
Other assets, less liabilities                         2.86         11,741,589
                                                     ------       ------------
  TOTAL NET ASSETS                                   100.00%      $413,162,780
                                                     ======       ============

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              43
--------------------------------------------------------------------------------

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

"Should economic growth remain strong, we believe the prospect for earnings growth for small companies remains excellent."

                                      --Stephen J. McGruder, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 April 18, 1986

               ---------------------------------------------------

                                  FUND MANAGER
                            Lord, Abbett and Company

               ---------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                 To achieve growth of capital by investing in a diversified portfolio primarily of U.S. equity securities issued by small companies.

               ---------------------------------------------------

                            NET ASSETS AS OF 6/30/00
                                   $84,952,098

               ---------------------------------------------------

                               NUMBER OF HOLDINGS
                                       188

               ---------------------------------------------------

                               PORTFOLIO TURNOVER
                                     33.24%

--------------------------------------------------------------------------------

                    ----------------------------------------
                                 IN THIS SECTION
                    ----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                    ----------------------------------------
                              STEPHEN J. MCGRUDER,
                                       CFA
                                     Partner

                            o Joined Lord, Abbett in
                              1995

                            o Nearly 30 years of
                              industry experience

                            o B.S. from Stanford
                              University

                            o B.A. in Business
                              Economics from
                              Claremont McKenna
                              College

                            o Chartered Financial
                              Analyst
                    ----------------------------------------


                                                                              45
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

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

            [PIE CHART]

      Common Stock - 95.61%
           Cash - 4.39%

------------------------------------
                          PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
------------------------------------

Plantronics, Inc.           4.36%
TeleTech Holdings, Inc.     2.13%
RadiSys Corp.               1.97%
Coherent, Inc.              1.90%
Timberland Co., The         1.83%
OM Group, Inc.              1.70%
Sawtek, Inc.                1.57%
NVIDIA Corp.                1.42%
Core Laboratories, N.V.     1.37%
Technitrol, Inc.            1.37%

------------------------------------
                          PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
------------------------------------

Computer Equipment &
  Services                  8.74%
Commercial Services         7.33%
Retail Stores               6.91%
Telecommunications -
  Equipment & Services      5.61%
Textiles & Apparel          5.50%
Medical Products            4.81%
Computer Software -
  Mini & Micro              4.25%
Electronic Components       4.19%
Oil & Gas Producers         4.14%
Internet Services           3.72%

   ++Represents market value of
       investments plus cash.

The Portfolio invests in stocks of developing companies which involve greater risk and are generally more volatile than investments in mature companies.

[ENDSIDEBAR]

      Market Review

      During the first quarter of 2000, the combination of a strong economy and increased investor stock trading via the Internet created what we consider to be a volatile "market of extremes." During this time, we saw the prices of some technology and biotechnology companies rise to extraordinarily high levels. We believe that, in many cases, these high prices were the result of the predominance of momentum styles of investing and excitement with everything "tech," and not because of attractive valuations. Upon seeing increasingly deteriorating company fundamentals, investors abandoned their pursuit of overpriced speculative tech stocks late in the quarter and shifted their focus toward companies with real earnings and reasonable valuations.

      During April and May, the performance of the technology-heavy Russell 2000 Index dropped substantially as investors in small company stocks continued to show intolerance for any earnings shortfall or reported company problem, no matter how slight. In addition, uncertainty around the Federal Reserve's (the
Fed) activities and their potential influence on the economy caused investors to retreat from the stocks of companies that had previously led the small company market's performance (e.g., technology, Internet). Instead, they sought safety in the stocks of more established firms that exhibited earnings history and other strong fundamentals. In June, the picture changed once again, and the Russell 2000 Index, led primarily by the performance of stocks of technology and biotechnology companies, came storming back.

      Portfolio Review

      During the first quarter of 2000, the Portfolio continued to execute its proven philosophy of long-term investing in small-growth companies. Performance benefited most significantly during the quarter from our holdings in the stocks of technology and biotechnology companies which continued to benefit from both rapid multiple expansion and strong earnings growth. We were, however, underweighted in technology and biotechnology companies relative to the Russell 2000 Growth Index because we believed many of the stocks were overvalued. As a result, the Portfolio underperformed the Index for the quarter.


46
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

      During the market's down period in April and May, we took the opportunity to make select additions to the Portfolio from across many industries, in companies where we believed fundamentals and prices were attractive. The Portfolio's performance kept pace with the Index through May, due to our relatively minimal exposure to faltering technology issues. However, in June, the resurgence of investors' enthusiasm, especially for these stocks of biotechnology companies, hurt the Portfolio's performance, as our exposure to these companies was minimal.

      Outlook

      As we move into the second half of the year, we believe the volatility in the market is likely to continue in the short-term and liquidity and earnings shortfalls will continue to be concerns for small company investors. However, as the economy continues to slow, we believe many smaller companies will experience strong performance. Regardless of market conditions, we will continue to execute our disciplined investment approach, remaining focused on finding the high quality companies with attractive long-term earnings growth prospects.

      We believe the best course of action in light of the stock market's current volatile environment is to continue making long-term investments. The stocks of small growth companies with strong management, visionary business plans and attractive valuations offer investors long-term investment opportunity. The recent relative outperformance of small companies is encouraging. Should economic growth remain strong, we believe the prospect for earnings growth for small companies remains excellent. Additionally, we believe that the valuations of many different types of small growth companies are reasonable, especially compared to the stocks of larger companies.

      As always, we remain committed to constructing the very best Portfolio possible for our clients and appreciate the opportunity to help you meet your investment goals.

[SIDEBAR]

--------------------------------------------------------------------------------
                         Small Company Portfolio and the
                            Russell 2000 Growth Index
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

           [LINE GRAPH]

          SMALL COMPANY  RUSSELL 2000
            PORTFOLIO    GROWTH INDEX

 4/86          10000         10000
 6/86          10372         10400
                9863          8710
               10565          8806
               11914         11200
               12813         11045
               13698         11403
               10395          7883
               12119          9256
 6/88          13176          9844
               13151          9573
               13129          9489
               14183         10194
               15054         10853
               16226         11823
               15669         11403
               15299         11100
 6/90          15505         11801
               12071          8721
               12759          9418
               15336         12295
               15663         11869
               16103         13149
               16999         14238
               18699         14628
 6/92          17992         12871
               18527         13121
               21506         15345
               22691         15070
               22524         15504
               23910         16951
               24925         17397
               24982         16688
 6/94          24337         15636
               26469         17097
               26834         16974
               28241         17905
               29736         19682
               33164         21920
               34809         22244
               37702         23521
 6/96          39076         24896
               38570         24684
               40537         24749
               38833         22153
               44729         26042
               52097         30448
               50105         27953
               53395         31274
 6/98          51272         29478
               39894         22886
               44205         28296
               40113         27821
               43794         31925
               41405         30354
               50480         40489
               51933         44246
 6/00          44989         40985

-------------------------------------
    AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------

                         RUSSELL 2000
                  SMALL     GROWTH
                 COMPANY     INDEX
YTD              -10.88%     1.22%
1 YEAR             2.73%    28.39%
5 YEAR             8.63%    15.80%
10 YEAR           11.24%    13.26%
INCEPTION         11.16%    10.46%

Commencement of operations April 18, 1986. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Small Company Portfolio (the "Portfolio") at its inception with a similar investment in the Russell 2000 Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell 2000 Growth Index is an unmanaged index and include the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

[ENDSIDEBAR]


                                                                              47
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                            (Unaudited)
                                            Six Months
                                               Ended       Year Ended      Year Ended    Year Ended    Year Ended    Year Ended
                                               June          December        December      December      December      December
                                             30, 2000        31, 1999        31, 1998      31, 1997      31, 1996      31, 1995
Net asset value, beginning of period        $     18.05     $     16.24     $     20.43   $     18.19   $     17.87   $     15.94

Income From Investment Operations
 Net investment income (loss)                     (0.04)          (0.02)           0.22          0.09          0.06          0.15
 Net gains and losses on securities
   (both realized and unrealized)                 (1.92)           2.22           (2.59)         4.17          2.85          4.48
                                            -----------     -----------     -----------   -----------   -----------   -----------

 Total from investment operations                 (1.96)           2.20           (2.37)         4.26          2.91          4.63

Less Distributions to Shareholders
 Dividends from net investment income             (0.02)          (0.19)          (0.09)        (0.06)        (0.15)
 Dividends in excess of net
   investment income
 Distributions from capital gains                 (0.37)          (1.63)          (1.93)        (2.53)        (2.55)
 Distributions in excess of capital gains
 Returns of capital
                                            -----------     -----------     -----------   -----------   -----------   -----------

 Total distributions                               0.00           (0.39)          (1.82)        (2.02)        (2.59)        (2.70)

Net asset value, end of period              $     16.09     $     18.05     $     16.24   $     20.43   $     18.19   $     17.87
                                            ===========     ===========     ===========   ===========   ===========   ===========

Total Return (A)                                 (10.88%)         14.20%         (11.78%)       23.60%        16.46%        29.72%

Ratios to Average Net Assets: (B)
 Expenses                                          0.84%           0.86%           0.87%         0.83%         0.85%         0.87%
 Net investment income                            (0.53%)         (0.14%)          1.23%         0.47%         0.31%         0.95%

Portfolio Turnover Rate                           33.24%         143.95%          43.06%        52.92%        49.75%        64.17%

Net Assets, At End of Period                $84,952,098     $92,991,539     $78,343,648   $81,505,107   $62,166,366   $48,517,886

--------------------------------------------------------------------------------

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)   Per share data and ratios are calculated on an annualized basis.


48
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
   COMMON STOCK--95.60%

Company                                               Shares      Market Value
------------------------------------------------------------------------------

Aerospace & Defense-1.52%
Armor Holdings, Inc.+                                 37,600      $    488,800
Orbital Sciences Corp.+                               65,300           795,844
                                                                  ------------
                                                                     1,284,644
Airlines-1.31%
Frontier Airlines, Inc.+                              29,100           416,494
SkyWest, Inc.                                         18,700           693,069
                                                                  ------------
                                                                     1,109,563
                                                                  ------------
Broadcasting-0.54%
Regent Communications, Inc.+                          32,400           278,439
Salem Communications Corp.+                           19,100           177,273
                                                                  ------------
                                                                       455,712
                                                                  ------------
Building Construction-0.34%
Crossmann Communities, Inc.+                          17,600           290,400
                                                                  ------------
Building Materials-0.57%
Elcor Corp.                                           20,900           480,700
                                                                  ------------
Chemicals-1.97%
H. B. Fuller Co.                                       5,000           227,813
OM Group, Inc.                                        32,800         1,443,200
                                                                  ------------
                                                                     1,671,013
                                                                  ------------
Commercial Services-7.32%
Acxiom Corp.+                                         38,900         1,060,025
Advance Paradigm, Inc.+                               22,100           453,050
Cornell Cos., Inc.+                                   21,800           174,400
Healthcare Services Group, Inc.+                      26,400           118,800
Hooper Holmes, Inc.                                   58,600           468,800
Iron Mountain, Inc.+                                  32,300         1,098,200
McGrath RentCorp                                      13,700           232,900
MemberWorks, Inc.+                                    14,200           477,475
NCO Group, Inc.+                                      14,500           335,313
TeleTech Holdings, Inc.+                              58,200         1,807,818
                                                                  ------------
                                                                     6,226,781
                                                                  ------------
Computer Equipment & Services-8.74%
Advanced Digital Information Corp.+                   57,800           921,188
CheckFree Holdings Corp.+                              9,400           484,688
Ciber, Inc.+                                          18,800           249,100
Infocus Corp.+                                        15,700           505,344
Insight Enterprises, Inc.+                            18,300         1,085,419
MicroTouch Systems, Inc.+                             27,500           237,188
NVIDIA Corp.+                                         19,000         1,207,688
RadiSys Corp.+                                        29,450         1,671,288
Sykes Enterprises, Inc.+                              29,700           382,388
Xircom, Inc.+                                         14,400           684,000
                                                                  ------------
                                                                     7,428,291
                                                                  ------------
Computer Information &
  Technology-1.31%
Manhattan Associates, Inc.+                           13,100           327,500
MarchFirst, Inc.+                                     20,846           380,440
Multex.com, Inc.+                                     13,100           329,956
Technology Solutions Co.+                             10,600            65,588
                                                                  ------------
                                                                     1,103,484
                                                                  ------------
Computer Information Systems-3.03%
Dendrite International, Inc.+                         14,450           481,366
iGate Capital Corp.+                                  39,400           541,750
MICROS Systems, Inc.+                                 22,400           415,800
National Computer Systems, Inc.                       23,000         1,132,750
                                                                  ------------
                                                                     2,571,666
                                                                  ------------
Computer Network-0.18%
FVC.COM, Inc.+                                        19,900           154,225
                                                                  ------------
Computer Software - Mainframe-0.92%
Manugistics Group, Inc.+                               8,500           397,375
Verity, Inc.+                                         10,100           383,800
                                                                  ------------
                                                                       781,175
                                                                  ------------
Computer Software - Mini & Micro-4.27%
3DO Co., The+                                         21,900           171,779
Activision, Inc.+                                     20,500           133,250
Cambridge Technology Partners, Inc.+                  81,400           709,710
eCollege.com+                                         23,500           102,813
ePresence, Inc.+                                       5,500            39,875
Exchange Application Inc.+                            13,200           351,450
IMRglobal Corp.+                                      10,900           142,381
InfoCure Corp.+                                       15,700            88,313
Landmark Systems Corp.+                               21,600           129,600
National Instruments Corp.+                           13,350           582,394

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              49
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
  COMMON STOCK--CONTINUED

Company                                               Shares      Market Value
------------------------------------------------------------------------------

Computer Software - Mini &
  Micro-Continued
Optio Software, Inc.+                                 14,000      $     83,782
Phoenix Technologies, Ltd.+                           16,600           270,788
Primus Knowledge Solutions, Inc.+                      5,200           234,000
Project Software & Development, Inc.+                  9,700           174,600
RAVISENT Technologies, Inc.+                          14,800           104,525
Scansoft, Inc.+                                       35,367            99,470
THQ, Inc.+                                            15,700           191,344
                                                                  ------------
                                                                     3,610,074
                                                                  ------------
Consulting Services-2.88%
Corporate Executive Board Co., The+                   18,900         1,131,638
Diamond Technology Partners, Inc.+                    11,900         1,047,200
eLoyalty Corp.+                                       10,600           135,150
First Consulting Group, Inc.+                         11,600            64,525
Renaissance Worldwide, Inc.+                          43,100            67,344
                                                                  ------------
                                                                     2,445,857
                                                                  ------------
Cosmetics & Personal Care-0.72%
Steiner Leisure, Ltd.+                                21,800           493,225
Twinlab Corp.+                                        19,200           122,400
                                                                  ------------
                                                                       615,625
                                                                  ------------
Electrical Equipment-0.79%
Dionex Corp.+                                          4,600           123,050
Helix Technology Corp.                                 3,100           120,900
SLI, Inc.                                             35,900           435,288
                                                                  ------------
                                                                       679,238
                                                                  ------------
Electronic Components-4.19%
Moog, Inc.+                                            8,000           211,000
Sawtek, Inc.+                                         23,100         1,329,694
Technitrol, Inc.                                      12,000         1,162,500
Three-Five Systems, Inc.+                             14,450           852,550
                                                                  ------------
                                                                     3,555,744
                                                                  ------------
Electronics-2.19%
Ampex Corp.+                                          67,900           114,581
Analogic Corp.                                        12,000           480,000
Artesyn Technologies,  Inc.+                          25,300           703,656
EMS Technologies, Inc.+                               13,800           248,400
LeCroy Corp.+                                         16,700           164,913
Universal Electronics, Inc.+                           6,100           149,831
                                                                  ------------
                                                                     1,861,381
                                                                  ------------
Electronics - Semiconductors-0.63%
American Xtal Technology, Inc.+                        6,300           272,475
Pioneer-Standard Electronics, Inc.                     7,800           115,050
Rudolph Technologies, Inc.+                            3,800           147,250
                                                                  ------------
                                                                       534,775
                                                                  ------------
Entertainment & Leisure-0.55%
Bally Total Fitness Holding Corp.+                    14,600           370,475
Cinar Corp.+                                          17,000            90,666
                                                                  ------------
                                                                       461,141
                                                                  ------------
Financial Services-0.34%
Federal Agricultural Mortgage Corp.+                  19,900           289,794
                                                                  ------------
Food Products-0.56%
Horizon Organic Holding Corp.+                        13,200           140,250
Smithfield Foods, Inc.+                               11,700           328,331
                                                                  ------------
                                                                       468,581
                                                                  ------------
Food Service & Restaurants-0.65%
CEC Entertainment, Inc.+                               9,500           243,438
P.F. Chang's China Bistro, Inc.+                       9,500           303,406
                                                                  ------------
                                                                       546,844
                                                                  ------------
Healthcare-1.36%
Apria Healthcare Group, Inc.+                         34,900           427,525
Matria Healthcare, Inc.+                              65,900           302,731
MedQuist, Inc.+                                       12,400           421,600
                                                                  ------------
                                                                     1,151,856
                                                                  ------------
Human Resources-1.39%
Butler International , Inc.+                          14,150           120,275
CDI Corp.+                                             7,900           160,963
Labor Ready, Inc.+                                    20,900           138,463
Modis Professional Services, Inc.+                    22,100           196,138
On Assignment, Inc.+                                  18,800           573,400
                                                                  ------------
                                                                     1,189,239
                                                                  ------------
Internet Services-3.72%
Alloy Online, Inc.+                                   14,800           166,500
Corillian Corp.+                                       7,400           123,025
CyberSource Corp.+                                    11,100           153,319
eMerge Interactive, Inc.+                             12,900           231,394
Etinuum, Inc.+                                        11,300            63,563
Jupiter Communications, Inc.+                         11,500           264,500
Lionbridge Technologies, Inc.+                        17,400           169,650
NBC Internet, Inc.+                                      500             6,250
Netopia, Inc.+                                         7,100           285,775

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


50
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
  COMMON STOCK--CONTINUED

Company                                               Shares      Market Value
------------------------------------------------------------------------------

Internet Services-Continued
Proxicom, Inc.+                                        4,700      $    225,013
S1 Corp.+                                             32,300           752,994
Student Advantage, Inc.+                              59,500           435,094
Switchboard, Inc.+                                    16,900           169,000
Vicinity Corp.+                                        5,900           115,788
                                                                  ------------
                                                                     3,161,865
                                                                  ------------
Machinery-0.67%
Flow International Corp.+                             19,400           194,000
Semitool, Inc.+                                       21,500           372,219
                                                                  ------------
                                                                       566,219
                                                                  ------------
Manufacturing-2.01%
Cable Design Technologies Corp.+                      17,300           579,550
Identix, Inc.+                                        10,400           163,150
Matthews International Corp.                          14,300           414,700
Meade Instruments Corp.+                              12,300           309,038
Therma-Wave, Inc.+                                     3,400            75,863
Wabtec, Inc.                                          16,750           173,781
                                                                  ------------
                                                                     1,716,082
                                                                  ------------
Medical - Biotechnology-1.15%
Corixa Corp.+                                         15,100           648,356
Maxim Pharmaceuticals, Inc.+                           6,500           333,938
                                                                  ------------
                                                                       982,294
                                                                  ------------
Medical Products-4.81%
Arrow International, Inc.                             21,100           706,850
ATS Medical, Inc.+                                    38,000           555,750
Coherent, Inc.+                                       19,200         1,610,400
Hanger Orthopedic Group, Inc.+                        28,900           142,694
Orthofix International, N.V.+                         20,900           373,588
SonoSite, Inc.+                                       14,100           406,256
Theragenics Corp.+                                    33,500           286,844
                                                                  ------------
                                                                     4,082,382
                                                                  ------------
Mining & Metals - Precious-1.26%
Stillwater Mining Co.+                                38,500         1,073,188
                                                                  ------------
Oil & Gas - Distribution & Marketing-0.21%
TransMontaigne, Inc.+                                 29,400           180,075
                                                                  ------------
Oil & Gas Producers-4.14%
Evergreen Resources, Inc.+                            22,200           657,675
EXCO Resources, Inc.+                                 15,800           158,000
Louis Dreyfus Natural Gas Corp.+                      30,500           955,031
Stone Energy Corp.+                                   12,600           752,850
Vintage Petroleum, Inc.                               44,100           995,006
                                                                  ------------
                                                                     3,518,562
                                                                  ------------
Oil & Gas Services & Equipment-1.88%
Core Laboratories, N.V.+                              40,200         1,165,800
Seitel, Inc.+                                         20,600           167,375
Superior Energy Services, Inc.+                       25,600           265,600
                                                                  ------------
                                                                     1,598,775
                                                                  ------------
Pharmaceutical-3.68%
Albany Molecular Research, Inc.+                       7,500           408,281
Barr Laboratories, Inc.+                               7,950           356,259
ICOS Corp.+                                           20,700           910,800
ILEX Oncology, Inc.+                                   7,800           274,950
Kos Pharmaceuticals, Inc.+                             8,300           133,319
Noven Pharmaceutical Inc.+                             9,100           273,569
PathoGenesis Corp.+                                   24,600           639,600
Pharmaceutical Product
  Development, Inc.+                                   6,400           134,400
                                                                  ------------
                                                                     3,131,178
                                                                  ------------
Professional Sports-0.44%
Championship Auto Racing Teams, Inc.+                 14,500           369,750
                                                                  ------------
Railroad-0.10%
RailWorks Corp.+                                      10,700            86,938
                                                                  ------------
Real Estate-0.36%
Catellus Development Corp.+                            9,200           138,000
Healthcare Realty Trust, Inc.                         10,000           170,625
                                                                  ------------
                                                                       308,625
                                                                  ------------
Retail - Internet-0.38%
Cyberian Outpost, Inc.+                               22,500           108,281
Fatbrain.com, Inc.+                                   17,900           118,029
iGo Corp.+                                            23,200            89,900
                                                                  ------------
                                                                       316,210
                                                                  ------------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              51
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
  COMMON STOCK--CONTINUED

Company                                               Shares      Market Value
------------------------------------------------------------------------------

Retail Stores-6.91%
Ames Department Stores, Inc.+                         16,800      $    130,200
AnnTaylor Stores Corp.+                               34,700         1,149,438
Children's Place Retail Stores, Inc., The+            28,500           584,250
Cost Plus, Inc.+                                       9,360           268,515
MSC Industrial Direct Co., Inc.+                      39,100           818,656
Pacific Sunwear of California, Inc.+                  37,050           694,688
Shoe Carnival, Inc.+                                  23,600           147,500
Tuesday Morning Corp.+                                14,200           149,100
ValueVision International, Inc.+                      25,600           614,400
Whole Foods Market, Inc.+                             24,700         1,020,419
Wild Oats Markets, Inc.+                              18,250           229,266
Zany Brainy, Inc.+                                    25,600            67,200
                                                                  ------------
                                                                     5,873,632
                                                                  ------------
Telecommunications - Equipment &
  Services-5.60%
ADC Telecommunications, Inc.+                          3,440           288,530
CellStar Corp.+                                       96,100           267,283
Comtech Telecommunications+                           16,700           275,550
Netro Corp.+                                           4,000           229,500
Plantronics, Inc.+                                    32,100         3,707,550
                                                                  ------------
                                                                     4,768,413
                                                                  ------------
Telecommunications - Integrated-1.32%
GST Telecommunications+                               28,500                 0
Lightbridge, Inc.+                                    15,700           374,838
MGC Communications, Inc.+                             12,500           749,219
                                                                  ------------
                                                                     1,124,057
                                                                  ------------
Telecommunications - Wireless-1.58%
Boston Communications Group+                          20,200           282,800
Clearnet Communications, Inc.+                        27,600           766,331
TALK.com, Inc.+                                       51,500           299,344
                                                                  ------------
                                                                     1,348,475
                                                                  ------------
Telecommunications - Wireline-0.11%
Aegis Communications Group, Inc.+                     90,600            91,506
                                                                  ------------
Textiles & Apparel-5.49%
Cutter & Buck, Inc.+                                  15,200           120,650
G & K Services, Inc.                                  27,000           676,688
Kenneth Cole Productions, Inc.+                       14,050           562,000
Quicksilver, Inc.+                                    43,300           673,856
Tarrant Apparel Group+                                28,800           257,400
Timberland Co., The+                                  22,000         1,557,875
Tropical Sportswear Int'l Corp.+                      29,600           518,000
Vans, Inc.+                                           21,000           307,125
                                                                  ------------
                                                                     4,673,594
                                                                  ------------
Travel Services-0.87%
American Classic Voyages Co.+                         18,200           375,375
Pegasus Solutions, Inc.+                              33,450           363,769
                                                                  ------------
                                                                       739,144
                                                                  ------------
Utilities - Electric & Gas-0.25%
Independent Energy Holdings,
  PLC, ADR+                                           25,700           213,631
                                                                  ------------
Water Treatment-0.39%
Ionics, Inc.+                                         10,900           333,813
                                                                  ------------
  TOTAL COMMON STOCK
  (Cost $80,684,554)                                                81,226,211
                                                                  ------------
  TOTAL INVESTMENTS
  (Cost $80,684,554)                                  95.60%        81,226,211
Other assets, less liabilities                         4.40          3,725,887
                                                     ------       ------------

  TOTAL NET ASSETS                                   100.00%      $ 84,952,098
                                                     ======       ============

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


--------------------------------------------------------------------------------
52

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

"...it seems likely that the valuation disparity between technology stocks and `Old Economy' issues will continue to close."

                                          --Ronald C. Ognar, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 January 1, 1998

               ---------------------------------------------------

                                  FUND MANAGER
                         Strong Capital Management, Inc.

               ---------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                  To seek capital growth by investing primarily
                              in equity securities.

               ---------------------------------------------------

                            NET ASSETS AS OF 6/30/00
                                   $73,922,517

               ---------------------------------------------------

                               NUMBER OF HOLDINGS
                                       103

               ---------------------------------------------------

                               PORTFOLIO TURNOVER
                                     176.39%

--------------------------------------------------------------------------------

                    ----------------------------------------
                                 IN THIS SECTION
                    ----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                    ----------------------------------------

                    ----------------------------------------
                              RONALD C. OGNAR, CFA

                           o Joined Strong in 1993

                           o 31 years of investment \
                              experience

                           o B.S. from University of
                             Illinois

                           o Chartered Financial
                             Analyst
                    ----------------------------------------


                                                                              53
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

            [PIE CHART]

      Common Stock - 90.75%
           Cash - 9.25%

------------------------------------
                         PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
------------------------------------

Juniper Networks, Inc.      4.79%
Cisco Systems, Inc.         4.36%
Kohl's Corp.                3.51%
Pfizer, Inc.                3.49%
SDL, Inc.                   3.13%
JDS Uniphase Corp.          3.04%
E-Tek Dynamics, Inc.        2.17%
Corning, Inc.               2.04%
VERITAS Software Corp.      1.94%
PMC-Sierra, Inc.            1.71%

------------------------------------
                         PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
------------------------------------

Computer Network           11.50%
Telecommunications -
  Equipment & Services     10.48%
Pharmaceutical              9.72%
Electronics -
  Semiconductors            9.41%
Computer Software -
  Mini & Micro              6.29%
Retail Stores               6.13%
Oil & Gas Producers         3.70%
Medical - Biotechnology     3.56%
Oil & Gas Services &
  Equipment                 3.51%
Banking                     2.58%

   ++Represents market value of
       investments plus cash.

[ENDSIDEBAR]

      For the first quarter, despite the late quarter sell-off, the NASDAQ Composite and the "New Economy" stocks outperformed the S&P 500 Index and the Dow Jones Industrial Average. Higher oil prices and higher interest rates moved investors to the highest revenue growth companies in anticipation of a slowing economy and an inevitable deceleration in the earnings of the "Old Economy" stocks. When valuations reached extreme levels for both groups of stocks, the playing field evened out modestly in the last weeks of the quarter with the DJIA and the S&P 500 rallying from oversold depths. The second quarter was characterized by severe market volatility, most notably in NASDAQ issues, combined with a rotation from highly valued growth stocks into less expensive market sectors. The sell-off has reduced the valuation disparity between sectors, especially for concept stocks lacking meaningful earnings. The S&P 500 fared much better than the NASDAQ mainly because investors shifted back into "Old Economy" stocks.

      In the first quarter, technology, retailers, and oil services companies provided the strongest relative performance for the Fund. While we took profits in many of the most expensive technology stocks, we continued to focus on our favorite long-term core holdings such as Cisco, JDS Uniphase, Kohls, and Home Depot. In the second quarter, optical and networking technology companies as well as various health care related stocks provided the strongest relative performance.

      We remain committed to our investments in the direct beneficiaries of the networked economy. The successful implementation of technology will lead the best companies to market share gains and superior returns on capital. The acceptance of the Internet as an important source of competitive advantage should continue to enhance the prospects of


54
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

companies engaged in e-commerce, wireless communications, bandwidth expansion, and software. In addition, the genomics revolution continues with several important milestones achieved so far this year. Although progress will be slow, we continue to focus on the enablers of genomic discovery and some of the leading companies in biotech research. Overall, we continue to like the secular healthcare demands of an aging population and the outlook for high quality pharmaceutical and drug store stocks.

      With recent economic data pointing to more moderate growth trends, it is becoming increasingly likely that an end to the Fed's tightening phase is upon us. As investor attention shifts from Fed policy to the risk-reward profile of individual issues, it seems likely that the valuation disparity between technology stocks and "Old Economy" issues will continue to close. Although technology remains an attractive growth area, reasonably valued companies positioned to capitalize on the networked economy will likely gain ground on a relative basis. We are also watching specialty retail stocks, which have again become attractive to us because we believe that the pressure put on these stocks by Fed tightening should ease during the next quarter. We will continue to focus on the well-managed growth companies that are pure plays in dynamic industries and are providing innovative products and services. As growth investors, our team is constantly on the lookout for investments exhibiting sustainable fundamental improvement in order to strive to consistently outperform the broader market averages.

[SIDEBAR]

--------------------------------------------------------------------------------
                Growth Portfolio and Russell Midcap Growth Index
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

           [LINE GRAPH]

                         RUSSELL MIDCAP
              GROWTH         GROWTH
             PORTFOLIO       INDEX

 1/1/98        10000         10000
 3/98          11160         11238
 6/98          11691         11232
 9/98          10420          9356
 12/98         13114         11834
 3/99          14487         12239
 6/99          15102         13514
 9/99          15055         12837
 12/99         23652         17904
 3/00          28610         21686
 6/00          25892         20080

------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
------------------------------------

                             RUSSELL
                             MIDCAP
                             GROWTH
                  GROWTH     INDEX
YTD                9.47%     12.15%
1 YEAR            71.45%     48.60%
INCEPTION         46.40%     32.18%

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell Midcap Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.
The Russell Midcap Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

[ENDSIDEBAR]


                                                                              55
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                              (Unaudited)
                                              Six Months
                                                 Ended        Year Ended      Year Ended
                                                 June          December        December
                                               30, 2000        31, 1999        31, 1998
Net asset value, beginning of period         $     23.38     $     13.11     $     10.00

Income From Investment Operations
  Net investment loss                              (0.03)          (0.06)          (0.05)
  Net gains and losses on securities
    (both realized and unrealized)                  2.40           10.50            3.16
                                             -----------     -----------     -----------

  Total from investment operations                  2.37           10.44            3.11

Less Distributions to Shareholders
  Dividends from net investment income
  Dividends in excess of net
    investment income
  Distributions from capital gains                 (1.74)          (0.17)
  Distributions in excess of capital gains
  Returns of capital
                                             -----------     -----------     -----------

  Total distributions                              (1.74)          (0.17)           0.00

Net asset value, end of period               $     24.01     $     23.38     $     13.11
                                             ===========     ===========     ===========

Total Return (A)                                    9.47%          80.36%          31.14%

Ratios to Average Net Assets: (B)
  Expenses                                          0.86%           0.96%           1.08%
  Net investment income                            (0.31%)         (0.54%)         (0.47%)

Portfolio Turnover Rate                           176.39%         326.19%         283.36%

Net Assets, At End of Period                 $73,922,517     $44,334,220     $11,543,742

--------------------------------------------------------------------------------

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)   Per share data and ratios are calculated on an annualized basis.


56
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
  COMMON STOCK--89.51%

Company                                               Shares      Market Value
------------------------------------------------------------------------------

Banking-2.54%
Citigroup, Inc.                                       16,000      $    964,000
Golden West Financial Corp.                            4,500           183,656
Northern Trust Corp.                                   8,000           520,500
State Street Corp.                                     2,000           212,125
                                                                  ------------
                                                                     1,880,281
                                                                  ------------
Beverages-0.32%
Pepsi Bottling Group, Inc.                             8,000           233,500
                                                                  ------------
Broadcasting-0.84%
Univision Communications, Inc.+                        6,000           621,000
                                                                  ------------
Commercial Services-1.44%
Concord EFS, Inc.+                                     9,500           247,000
Paychex, Inc.                                         19,500           819,000
                                                                  ------------
                                                                     1,066,000
                                                                  ------------
Computer Equipment & Services-2.24%
CDW Computer Centers, Inc.+                            5,000           312,500
Comverse Technology, Inc.+                             7,500           697,500
                                                      15,000           648,750
                                                                  ------------
                                                                     1,658,750
                                                                  ------------
Computer Network-11.34%
Brocade Communications Systems, Inc.+                  1,700           311,923
Cisco Systems, Inc.+                                  50,000         3,178,125
Juniper Networks, Inc.+                               24,000         3,493,489
Redback Networks, Inc.+                                6,500         1,157,000
WebTrends Corp.+                                       6,200           239,863
                                                                  ------------
                                                                     8,380,400
                                                                  ------------
Computer Software - Mainframe-2.41%
BroadVision, Inc.+                                    11,000           558,938
Oracle Corp.+                                         14,500         1,218,906
                                                                  ------------
                                                                     1,777,844
                                                                  ------------
Computer Software - Mini & Micro-6.20%
Check Point Software Technologies, Inc.+               3,000           635,250
Macromedia, Inc.+                                      2,800           270,725
Mercury Interactive Corp.+                             4,500           435,375
Portal Software, Inc.+                                 4,200           268,275
Siebel Systems, Inc.+                                  5,800           948,663
Sun Microsystems, Inc.+                                5,000           454,688
VERITAS Software Corp.+                               12,500         1,412,695
Vignette Corp.+                                        3,000           156,047
                                                                  ------------
                                                                     4,581,718
                                                                  ------------
Educational Services-0.32%
Apollo Group, Inc.+                                    8,500           238,000
                                                                  ------------
Electronic Components-1.56%
Celestica, Inc.+                                       4,500           223,313
Flextronics International, Ltd.+                       2,700           185,456
Xilinx, Inc.+                                          9,000           743,063
                                                                  ------------
                                                                     1,151,832
                                                                  ------------
Electronics - Semiconductors-9.29%
Altera Corp.+                                          5,000           509,688
Applied Materials, Inc.+                               2,700           244,688
Applied Micro Circuits Corp.+                         10,000           987,500
Integrated Device Technology, Inc.+                    8,500           508,938
Integrated Silicon Solution, Inc.+                    11,000           418,000
Micron Technology, Inc.+                               4,000           352,250
National Semiconductor Corp.+                          5,500           312,125
PMC-Sierra, Inc.+                                      7,000         1,243,813
SDL, Inc.+                                             8,000         2,281,500
                                                                  ------------
                                                                     6,858,502
                                                                  ------------
Financial Services-1.44%
Legg Mason, Inc.+                                      5,000           250,000
Morgan Stanley Dean Witter & Co.                       5,500           457,875
Paine Webber Group, Inc.                               4,500           204,750
Waddell & Reed Financial, Inc.                         4,500           147,656
                                                                  ------------
                                                                     1,060,281
                                                                  ------------
Healthcare-1.98%
Cardinal Health, Inc.                                 11,100           821,400
UnitedHealth Group, Inc.                               7,500           643,125
                                                                  ------------
                                                                     1,464,525
                                                                  ------------
Human Resources-0.97%
Robert Half International, Inc.+                      25,200           718,200
                                                                  ------------
Internet Services-1.40%
Exodus Communications, Inc.+                           4,000           184,250
VeriSign, Inc.+                                        4,800           847,200
                                                                  ------------
                                                                     1,031,450
                                                                  ------------
Investment Companies-0.19%
Federated Investors, Inc.+                             4,000           140,250
                                                                  ------------
Manufacturing-2.01%
Corning, Inc.                                          5,500         1,484,313
                                                                  ------------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
  COMMON STOCK--CONTINUED

Company                                               Shares      Market Value
------------------------------------------------------------------------------

Medical - Biotechnology-3.50%
Amgen, Inc.+                                           9,000      $    632,250
Genentech, Inc.+                                       2,400           412,800
Human Genome Sciences, Inc.+                           5,400           720,225
Immunex Corp.+                                         2,000            98,875
Millennium Pharmaceuticals, Inc.+                      6,500           727,188
                                                                  ------------
                                                                     2,591,338
                                                                  ------------
Medical Products-1.20%
Medtronic, Inc.                                        5,600           278,950
Stryker Corp.+                                        13,800           603,750
                                                                  ------------
                                                                       882,700
                                                                  ------------
Medical Supplies-0.83%
Pe Corp-Pe Biosystems Group                            9,300           612,638
                                                                  ------------
Oil & Gas - Distribution & Marketing-1.68%
Enron Corp.                                           10,300           664,350
Tidewater, Inc.                                       16,000           576,000
                                                                  ------------
                                                                     1,240,350
                                                                  ------------
Oil & Gas - Integrated-0.45%
Nabors Industries, Inc.+                               8,000           332,500
                                                                  ------------
Oil & Gas Producers-3.65%
Anadarko Petroleum Corp.                              12,000           591,750
Apache Corp.                                          10,000           588,125
Coastal Corp., The                                    13,600           827,900
Devon Energy Corp.                                     4,000           224,750
Noble Affiliates, Inc.                                 7,000           260,750
Noble Drilling Corp.+                                  5,000           205,938
                                                                  ------------
                                                                     2,699,213
                                                                  ------------
Oil & Gas Services & Equipment-3.45%
BJ Services Co.+                                       8,000           500,000
Dynegy, Inc.                                           6,000           409,875
ENSCO International, Inc.                             17,500           626,719
Key Energy Services, Inc.+                            40,000           385,000
R & B Falcon Corp.+                                   15,500           365,219
Smith International, Inc.+                             3,700           269,406
                                                                  ------------
                                                                     2,556,219
                                                                  ------------
Pharmaceutical-9.59%
Allergan, Inc.                                         6,700           499,150
ALZA Corp.+                                           13,500           798,188
Celgene Corp.+                                         3,500           206,063
Forest Laboratories, Inc.+                             6,500           656,500
IVAX Corp.+                                            5,500           228,250
MedImmune, Inc.+                                       5,100           377,400
Pfizer, Inc.                                          53,000         2,544,000
Sepracor, Inc.+                                        4,700           566,938
Teva Pharmaceutical Industries, Ltd.                   7,000           388,063
Titan Pharmaceuticals, Inc.+                           6,000           258,000
Watson Pharmaceuticals, Inc.+                         10,400           559,000
                                                                  ------------
                                                                     7,081,552
                                                                  ------------
Real Estate-0.63%
Starwood Hotels & Resorts
  Worldwide, Inc.                                     14,300           462,069
                                                                  ------------
Retail Stores-6.04%
Best Buy Co., Inc.+                                    3,700           234,025
Dollar Tree Stores, Inc.+                             11,250           445,078
Home Depot, Inc., The                                 15,000           749,063
Kohl's Corp.+                                         46,000         2,558,750
Walgreen Co.                                          15,000           482,813
                                                                  ------------
                                                                     4,469,729
                                                                  ------------
Telecommunications - Equipment &
    Services-10.33%
ADC Telecommunications, Inc.+                         12,000         1,006,500
Aeroflex, Inc.+                                        5,500           273,281
Andrew Corp.+                                          9,000           302,063
Digital Microwave Corp.+                              10,500           400,313
E-Tek Dynamics, Inc.+                                  6,000         1,582,875
JDS Uniphase Corp.+                                   18,500         2,217,688
Nokia Oyj, SA, ADR                                    19,100           953,806
Nortel Networks Corp.                                  6,200           423,150
Scientific-Atlanta, Inc.                               3,500           260,750
Vitesse Semiconductor, Inc.+                           3,000           220,688
                                                                  ------------
                                                                     7,641,114
                                                                  ------------
Telecommunications - Wireless-1.25%
Sprint Corp. - PCS Group+                             11,000           654,500
VoiceStream Wireless Corp.+                            2,300           267,483
                                                                  ------------
                                                                       921,983
                                                                  ------------
Telecommunications - Wireline-0.42%
Copper Mountain Networks, Inc.+                        3,500           308,438
                                                                  ------------
  TOTAL COMMON STOCK
  (Cost $53,218,752)                                                66,146,689
                                                                  ------------
  TOTAL INVESTMENTS
  (Cost $53,218,752)                                   89.51%       66,146,689
Other assets, less liabilities                         10.49         7,775,828
                                                      ------      ------------

  TOTAL NET ASSETS                                    100.00%     $ 73,922,517
                                                      ======      ============

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

"Economic figures have begun to suggest that the economy might be approaching the Fed's desired `soft landing', although it is too early to be certain."

                            --Barclays Global Fund Advisors, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                   May 1, 2000

               ---------------------------------------------------

                                  FUND MANAGER
                          Barclays Global Fund Advisors

               ---------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                  To approximate, before fees and expenses, the
                total rate of return of common stocks represented
                              by the S&P 500 Index.

               ---------------------------------------------------

                            NET ASSETS AS OF 6/30/00
                                  $180,253,814

               ---------------------------------------------------

                               NUMBER OF HOLDINGS
                                       501

               ---------------------------------------------------

                               PORTFOLIO TURNOVER
                                      2.68%

--------------------------------------------------------------------------------

                    ----------------------------------------
                                 IN THIS SECTION
                    ----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                    ----------------------------------------


                                                                              59
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

                [PIE CHART]

            Common Stock-94.46%
                 Cash-0.07%
        S&P 500 Index Futures-3.47%

-----------------------------------------
                              PERCENT OF
TOP TEN EQUITIES              PORTFOLIO++
-----------------------------------------

General Electric Co.             4.19%
Intel Corp.                      3.58%
Cisco Systems, Inc.              3.54%
Microsoft Corp.                  3.37%
Pfizer, Inc.                     2.42%
Exxon Mobil Corp.                2.19%
Wal-Mart Stores, Inc.            2.05%
Oracle Corp.                     1.91%
Citigroup, Inc.                  1.63%
Nortel Networks Corp.            1.62%

-----------------------------------------
                              PERCENT OF
TOP TEN COUNTRIES             PORTFOLIO++
-----------------------------------------

Pharmaceutical                   18.31%
Electronics -
  Semiconductors                 15.84%
Computer Equipment
  & Services                     15.25%
Computer Software -
  Mini & Micro                   13.78%
Retail Stores                    13.49%
Banking                          12.02%
Financial Services               11.69%
Diversified Operations           10.41%
Oil & Gas - Integrated           10.32%
Telecommunications -
  Equipment & Services           10.16%

   ++Represents market value of
       investments plus cash.

[ENDSIDEBAR]

      May and June witnessed continued volatility in the equity markets amid growing inflationary fears. The S&P 500 Index, which has endured price declines and volatility for much of the year, declined further in May before resuming its uptrend in June. In a reversal of the first quarter's trends, inflationary concerns drove investors back to "old economy" stocks.

      The month of May experienced the inflationary concerns and market volatility that had become common in the market during April. The retreat from "new economy" to "old economy" stocks that had begun earlier in the year continued into May. Telecommunications and technology shares suffered, while more traditional sectors, such as financial and utilities, fared well. On May 16, a much-anticipated 0.50% interest hike by the Federal Reserve, accompanied by a suggestion that future rate increases were likely, spurred additional volatility in the markets and sent stock prices lower. However, encouraging reports of lower existing home sales and durable goods orders in April -- down 6.2% and 6.4%, respectively -- showed some signs of a slowing economy. The S&P 500 Index was buoyed by the news, but still finished the month on a negative note, declining 2.05%.

      Thanks to positive economic numbers released in June, pointing to a slower


60
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

economy, the Federal Reserve Board left rates unchanged. The markets responded to the benign interest-rate environment by rebounding. However, because this news was particularly favorable to "new economy" stocks, the strongest rally was seen in Nasdaq shares, while the S&P 500 Index recovered 2.47% for the month. Economic figures have begun to suggest that the economy might be approaching the Fed's desired "soft landing", although it is too early to be certain.

      The technology sector's meltdown in April and May led many investors to value stocks, which strongly outperformed growth during the month of May. In June, however, renewed confidence in the economy brought investors back to growth stocks, which outpaced value.

      Barclays Global Investors (BGI) is the world's largest institutional manager and the world's largest provider of structured investment strategies such as indexing, tactical asset allocation and quantitative active strategies. With more than $783 billion in assets under management for almost 1,600 clients in 36 countries, BGI manages over 1,500 funds, which track over 200 indexes around the world.

[SIDEBAR]

----------------------------------------------------
   S&P 500 Index Portfolio and the S&P 500 Index
Comparison of Change in Value of $10,000 Investment.
----------------------------------------------------

               [LINE GRAPH]

                 S&P 500
                  INDEX                S&P 500
                 PORTFOLIO              INDEX

5/1/00             10000                10000
5/31/00             9793                 9795
6/30/00            10029                10037

----------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------

                    S&P 500
                     INDEX       S&P 500
                   PORTFOLIO      INDEX
YTD                  0.29%        0.36%
Inception            0.29%        0.36%

Commencement of operations May 1, 2000. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the S&P 500 Index Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

[ENDSIDEBAR]


                                                                              61
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                (Unaudited)
                                                                Period from
                                                                May 1, 2000
                                                                     to
                                                              June 30, 2000(A)

Net asset value, beginning of period                            $      10.00
Income From Investment Operations
  Net investment income                                                 0.02
  Net gains and losses on securities
    (both realized and unrealized)                                      0.01
                                                                ------------
  Total from investment operations                                      0.03

Less Distributions to Shareholders
  Dividends from net investment income
  Dividends in excess of net
    investment income
  Distributions from capital gains
  Distributions in excess of capital gains
  Returns of capital
                                                                ------------

  Total distributions                                                   0.00

Net asset value, end of period                                  $      10.03
                                                                ============

Total Return (B)                                                        0.29%

Ratios to Average Net Assets: (C)
  Expenses                                                              0.28%
  Net investment income                                                 0.36%

Portfolio Turnover Rate                                                 2.68%

Net Assets, At End of Period                                    $180,253,814

--------------------------------------------------------------------------------

(A) Per share data calculated from the initial offering date, May 1, 2000, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C) Jefferson Pilot Investment Advisory Corp. ("JPIA") has entered into an Expense Reimbursement Plan with the Portfolio. JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets. Had these fees not been reimbursed, the expense ratio would have been 0.37% and the net investment income ratio would have been 0.27% for the period from May 1, 2000 through June 30, 2000. Per share data and ratios are calculated on an annualized basis.


62
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
 COMMON STOCK 96.30%

Company                                                   Shares   Market Value
--------------------------------------------------------------------------------
Advertising-0.25%
Interpublic Group of Companies, Inc., The                  4,186  $     179,998
Omnicom Group, Inc.                                        2,464        219,450
Young & Rubicam, Inc.                                      1,000         57,188
                                                                  -------------
                                                                        456,636
                                                                  -------------
Aerospace & Defense-0.99%
B.F. Goodrich Co., The                                     1,500         51,094
Boeing Co., The                                           12,586        526,252
General Dynamics Corp.                                     2,800        146,300
Honeywell International, Inc.                             11,050        372,247
Lockheed Martin Corp.                                      5,552        137,759
Northrop Grumman Corp.                                       970         64,263
Raytheon Co., Class B                                      4,700         90,475
United Technologies Corp.                                  6,528        384,336
                                                                  -------------
                                                                      1,772,726
                                                                  -------------
Agricultural Operations-0.05%
Archer-Daniels-Midland Co.                                 8,400         82,425
                                                                  -------------
Airlines-0.17%
AMR Corp.+                                                 2,100         55,519
Delta Air Lines, Inc.                                      1,698         85,855
Southwest Airlines Co.                                     6,884        130,366
US Airways Group, Inc.+                                      924         36,036
                                                                  -------------
                                                                        307,776
                                                                  -------------
Appliances-0.05%
Maytag Corp.                                               1,087         40,083
Whirlpool Corp.                                            1,000         46,625
                                                                  -------------
                                                                         86,708
                                                                  -------------
Automotive Manufacturing-0.67%
Ford Motor Co.                                            16,722        719,046
General Motors Corp.                                       7,422        430,940
Navistar International Corp.+                                858         26,652
PACCAR, Inc.                                               1,062         42,148
                                                                  -------------
                                                                      1,218,786
                                                                  -------------
Automotive Parts & Equipment-0.23%
Cooper Tire & Rubber Co.                                   1,100         12,238
Cummins Engine Co., Inc.                                     600         16,350
Dana Corp.                                                 2,113         44,769
Delphi Automotive Systems Corp.                            7,811        113,748
Genuine Parts Co.                                          2,500         50,000
Goodyear Tire & Rubber Co., The                            2,200         44,000
Johnson Controls, Inc.                                     1,200         61,575
TRW, Inc.                                                  1,700         73,738
Visteon Corp.+                                             2,189         26,547
                                                                  -------------
                                                                        442,965
                                                                  -------------
Automotive Truck Rental-0.01%
Ryder System, Inc.                                           870         16,476
                                                                  -------------
Banking-4.86%
AmSouth Bancorporation                                     5,400         85,050
Bank of New York Co., Inc., The                           10,232        475,788
Bank One Corp.                                            15,912        422,663
Bank of America Corp.                                     22,994        988,742
Charter One Financial, Inc.                                2,910         66,930
Chase Manhattan Corp., The                                17,160        790,433
Citigroup, Inc.                                           46,822      2,821,026
Comerica, Inc.                                             2,170         97,379
First Union Corp.                                         13,604        337,549
Golden West Financial Corp.                                2,192         89,461
Huntington Bancshares, Inc.                                3,100         49,019
KeyCorp                                                    6,032        106,314
Northern Trust Corp.                                       3,084        200,653
Old Kent Financial Corp.                                   1,869         49,996
PNC Financial Services Group                               4,028        188,813
Providian Financial Corp.                                  1,980        178,200
Southtrust Corp.                                           2,350         53,169
State Street Corp.                                         2,232        236,732
Summit Bancorp                                             2,450         60,331
SunTrust Banks, Inc.                                       4,196        191,705
U.S. Bancorp                                              10,430        200,778
Union Planters Corp.                                       1,900         53,081
Wachovia Corp.                                             2,800        151,900
Wells Fargo & Co.                                         22,354        866,218
                                                                  -------------
                                                                      8,761,930
                                                                  -------------
Beverages-2.13%
Adolph Coors Co., Class B                                    500         30,250
Anheuser-Busch Companies, Inc.                             6,268        468,141
Brown-Forman Corp., Class B                                  950         51,063
Coca-Cola Enterprises, Inc.                                5,834         95,167
Coca-Cola Co., The                                        34,340      1,972,404
PepsiCo, Inc.                                             19,994        888,483
Seagram Co., Ltd., The                                     6,040        350,320
                                                                  -------------
                                                                      3,855,828
                                                                  -------------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              63
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

  SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
 COMMON STOCK--CONTINUED

Company                                                   Shares   Market Value
--------------------------------------------------------------------------------

Broadcasting-0.48%
Clear Channel Communications, Inc.+                        4,702  $     352,650
Comcast Corp.+                                            12,454        504,387
                                                                  -------------
                                                                        857,037
                                                                  -------------
Building Construction-0.03%
Centex Corp.                                                 800         18,800
Kaufman & Broad Home Corp.                                   700         13,869
Pulte Corp.                                                  600         12,975
                                                                  -------------
                                                                         45,644
                                                                  -------------
Building Materials-0.05%
Armstrong Holdings, Inc.                                     600          9,188
Louisiana-Pacific Corp.                                    1,500         16,313
Owens Corning                                                800          7,400
Vulcan Materials Co.                                       1,400         59,763
                                                                  -------------
                                                                         92,664
                                                                  -------------
Chemicals-0.94%
Air Products & Chemicals, Inc.                             3,181         98,015
Ashland, Inc.                                              1,000         35,063
Dow Chemical Co., The                                      9,380        283,159
E.I. du Pont de Nemours & Co.                             14,530        635,688
Eastman Chemical Co.                                       1,064         50,806
Ecolab, Inc.                                               1,800         70,313
Engelhard Corp.                                            1,800         30,713
Great Lakes Chemical Corp.                                   754         23,751
Hercules, Inc.                                             1,500         21,094
PPG Industries, Inc.                                       2,400        106,350
Praxair, Inc.                                              2,200         82,363
Rohm & Haas Co.                                            3,018        104,121
Sigma-Aldrich Corp.                                        1,182         34,574
Union Carbide Corp.                                        1,870         92,565
W.R. Grace & Co.+                                          1,000         12,125
                                                                  -------------
                                                                      1,680,700
                                                                  -------------
Commercial Services-0.33%
Cendant Corp.+                                            10,004        140,056
Convergys Corp.+                                           2,130        110,494
Dun & Bradstreet Corp., The                                2,243         64,206
McDermott International, Inc.                                800          7,050
Paychex, Inc.                                              5,151        216,342
Quintiles Transnational Corp.+                             1,600         22,600
W.W. Grainger, Inc.                                        1,300         40,056
                                                                  -------------
                                                                        600,804
                                                                  -------------
Computer Equipment & Services-6.19%
Apple Computer, Inc.+                                      4,516        236,526
Automatic Data Processing, Inc.                            8,702        466,101
Ceridian Corp.+                                            2,000         48,125
Compaq Computer Corp.                                     23,558        602,201
Computer Sciences Corp.+                                   2,322        173,424
Comverse Technology, Inc.+                                 2,120        197,160
Dell Computer Corp.+                                      35,728      1,761,837
Electronic Data Systems Corp.                              6,462        266,558
EMC Corp.+                                                30,106      2,316,280
First Data Corp.                                           5,720        283,855
Hewlett-Packard Co.                                       13,876      1,732,766
International Business Machines Corp.                     24,598      2,695,018
Lexmark International, Inc.+                               1,780        119,705
Parametric Technology Corp.+                               3,800         41,800
Seagate Technology, Inc.+                                  3,152        173,360
                                                                  -------------
                                                                     11,114,716
                                                                  -------------
Computer Information Systems-0.07%
NCR Corp.+                                                 1,320         51,398
Unisys Corp.+                                              4,350         63,347
                                                                  -------------
                                                                        114,745
                                                                  -------------
Computer Network-3.83%
3Com Corp.+                                                4,868        280,519
Adaptec, Inc.+                                             1,400         31,850
Cabletron Systems, Inc.+                                   2,500         63,125
Cisco Systems, Inc.+                                      96,514      6,134,671
Network Appliance, Inc.+                                   4,230        340,515
Novell, Inc.+                                              4,600         42,550
                                                                  -------------
                                                                      6,893,230
                                                                  -------------
Computer Software - Mainframe-1.94%
BMC Software, Inc.+                                        3,400        124,047
Compuware Corp.+                                           5,000         51,875
Oracle Corp.+                                             39,382      3,310,549
                                                                  -------------
                                                                      3,486,471
                                                                  -------------
Computer Software - Mini & Micro-5.58%
Adobe Systems, Inc.                                        1,660        215,800
Autodesk, Inc.                                               800         27,750
Citrix Systems, Inc.+                                      2,568         48,632
Computer Associates International, Inc.                    8,164        417,895
Gateway, Inc.+                                             4,464        253,332
Mercury Interactive Corp.+                                 1,100        106,425
Microsoft Corp.+                                          73,014      5,841,120

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


64
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JEFFERSON PILOT VARIABLE FUND, INC.
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                             S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

  SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------

 COMMON STOCK--CONTINUED

Company                                                   Shares   Market Value
--------------------------------------------------------------------------------

Computer Software - Mini & Micro-Continued
PeopleSoft, Inc.+                                          3,800  $      63,650
Siebel Systems, Inc.+                                      2,768        452,741
Sun Microsystems, Inc.+                                   22,000      2,000,625
VERITAS Software Corp.+                                    5,420        612,545
                                                                  -------------
                                                                     10,040,515
                                                                  -------------
Consulting Services-0.05%
Sapient Corp.+                                               816         87,261
                                                                  -------------
Cosmetics & Personal Care-0.91%
Alberto-Culver Co., Class B                                  772         23,594
Avon Products, Inc.                                        3,294        146,583
Colgate-Palmolive Co.                                      8,000        479,000
Gillette Co., The                                         14,484        506,035
International Flavors & Fragrances, Inc.                   1,426         43,047
Kimberly-Clark Corp.                                       7,708        442,247
                                                                  -------------
                                                                      1,640,506
                                                                  -------------
Diversified Operations-4.21%
FMC Corp.+                                                   420         24,360
Fortune Brands, Inc.                                       2,196         50,645
General Electric Co.                                     137,268      7,275,155
Illinois Tool Works, Inc.                                  4,200        239,400
                                                                  -------------
                                                                      7,589,560
                                                                  -------------
Electrical Equipment-0.46%
AES Corp., The+                                            5,914        269,826
American Power Conversion Corp.+                           2,680        109,378
Emerson Electric Co.                                       5,920        357,420
PerkinElmer, Inc.                                            680         44,965
Thermo Electron Corp.+                                     2,162         45,537
                                                                  -------------
                                                                        827,126
                                                                  -------------
Electronic Components-1.01%
Analog Devices, Inc.+                                      4,908        373,008
Linear Technology Corp.                                    4,316        275,954
Maxim Integrated Products, Inc.+                           3,922        266,451
Sanmina Corp.+                                             2,058        175,959
Solectron Corp.+                                           8,272        346,390
Thomas & Betts Corp.                                         800         15,300
Xilinx, Inc.+                                              4,458        368,064
                                                                  -------------
                                                                      1,821,126
                                                                  -------------
Electronics-0.43%
Agilent Technologies, Inc.+                                6,271        462,486
Molex, Inc.                                                2,722        130,996
Teradyne, Inc.+                                            2,390        175,665
                                                                  -------------
                                                                        769,147
                                                                  -------------
Electronics - Semiconductors-6.42%
Advanced Micro Devices, Inc.+                              2,125        164,156
Altera Corp.+                                              2,762        281,551
Applied Materials, Inc.+                                  11,204      1,015,363
Conexant Systems, Inc.+                                    3,020        146,848
Intel Corp.                                               46,466      6,211,923
KLA-Tencor Corp.+                                          2,580        151,091
LSI Logic Corp.+                                           4,258        230,464
Micron Technology, Inc.+                                   7,698        677,905
Motorola, Inc.                                            29,862        867,864
National Semiconductor Corp.+                              2,448        138,924
Novellus Systems, Inc.+                                    1,810        102,378
Texas Instruments, Inc.                                   22,704      1,559,481
                                                                  -------------
                                                                     11,547,948
                                                                  -------------
Engineering & Construction-0.02%
Fluor Corp.                                                1,059         33,491
                                                                  -------------
Entertainment & Leisure-0.74%
Brunswick Corp.                                            1,218         20,173
Carnival Corp.                                             8,386        163,527
Harrah's Entertainment, Inc.+                              1,690         35,384
Walt Disney Co., The                                      28,828      1,118,887
                                                                  -------------
                                                                      1,337,971
                                                                  -------------
Environmental Controls-0.10%
Allied Waste Industries, Inc.+                             2,620         26,200
Waste Management, Inc.                                     8,616        163,704
                                                                  -------------
                                                                        189,904
                                                                  -------------
Financial Services-4.76%
American Express Co.                                      18,535        966,137
Associates First Capital Corp.                            10,106        225,490
BB&T Corp.                                                 4,800        114,600
Bear Stearns Companies, Inc., The                          1,534         63,853
Capital One Financial Corp.                                2,716        121,202
Charles Schwab Corp., The                                 18,892        635,244
Countrywide Credit Industries, Inc.                        1,600         48,500

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              65
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
 COMMON STOCK--CONTINUED

Company                                                   Shares   Market Value
--------------------------------------------------------------------------------

Financial Services-Continued
Deluxe Corp.                                               1,002  $      23,610
Equifax, Inc.                                              1,958         51,398
Freddie Mac                                                9,644        390,582
Fannie Mae                                                13,976        729,373
Fifth Third Bancorp                                        4,300        271,975
Firstar Corp.                                             13,458        283,459
FleetBoston Financial Corp.                               12,504        425,136
Franklin Resources, Inc.                                   3,378        102,607
H&R Block, Inc.                                            1,364         44,160
Household International, Inc.                              6,560        272,650
J.P. Morgan & Co., Inc.                                    2,252        248,002
Lehman Brothers Holdings, Inc.                             1,680        158,865
MBIA, Inc.                                                 1,364         65,728
MBNA Corp.                                                11,124        301,739
Mellon Financial Corp.                                     6,814        248,285
Merrill Lynch & Co., Inc.                                  5,382        618,930
MGIC Investment Corp.                                      1,468         66,794
Morgan Stanley Dean Witter & Co.                          15,704      1,307,358
National City Corp.                                        8,410        143,496
Paine Webber Group, Inc.                                   2,020         91,910
Regions Financial Corp.                                    3,060         60,818
SLM Holding Corp.                                          2,172         81,314
Synovus Financial Corp.                                    3,918         69,055
T. Rowe Price Associates, Inc.                             1,675         71,188
Washington Mutual, Inc.                                    7,600        219,450
                                                                  -------------
                                                                      8,522,908
                                                                  -------------
Food Products-1.01%
Bestfoods                                                  3,808        263,704
Campbell Soup Co.                                          5,862        170,731
General Mills, Inc.                                        4,044        154,683
H.J. Heinz Co.                                             4,886        213,763
Hershey Foods Corp.                                        1,900         92,506
Kellogg Co.                                                5,600        166,600
Nabisco Group Holdings Corp.                               4,528        117,445
Quaker Oats Co., The                                       1,816        136,427
Ralston-Ralston Purina Group                               4,256         84,854
Sara Lee Corp.                                            12,064        232,986
SUPERVALU, Inc.                                            1,800         34,313
Wm. Wrigley Jr. Co.                                        1,582        126,857
                                                                  -------------
                                                                      1,794,869
                                                                  -------------
Food Service & Restaurants-0.59%
ConAgra, Inc.                                              6,800        129,625
Darden Restaurants, Inc.                                   1,716         27,885
McDonald's Corp.                                          18,540        610,661
SYSCO Corp.                                                4,610        194,196
Tricon Global Restaurants, Inc.+                           2,046         57,800
Wendy's International, Inc.                                1,578         28,108
                                                                  -------------
                                                                      1,048,275
                                                                  -------------
Forest Products & Paper-0.36%
Boise Cascade Corp.                                          800         20,700
Fort James Corp.                                           2,854         65,999
Georgia-Pacific Group                                      2,400         63,000
International Paper Co.                                    6,703        199,829
Mead Corp., The                                            1,400         35,350
Potlatch Corp.                                               400         13,250
Temple-Inland, Inc.                                          726         30,492
Westvaco Corp.                                             1,394         34,589
Weyerhaeuser Co.                                           3,232        138,976
Willamette Industries, Inc.                                1,536         41,856
                                                                  -------------
                                                                        644,041
                                                                  -------------
Healthcare-0.65%
Bausch & Lomb, Inc.                                          736         56,948
Cardinal Health, Inc.                                      3,820        282,680
HCA-The Healthcare Corp.                                   7,736        234,981
HEALTHSOUTH Corp.+                                         5,400         38,813
Humana, Inc.+                                              2,300         11,213
IMS Health, Inc.                                           4,123         74,214
Manor Care, Inc.+                                          1,400          9,800
McKesson HBOC, Inc.                                        3,908         81,824
Tenet Healthcare Corp.                                     4,338        117,126
UnitedHealth Group, Inc.                                   2,252        193,109
WellPoint Health Networks, Inc.+                             860         62,296
                                                                  -------------
                                                                      1,163,004
                                                                  -------------
Holding Companies-0.05%
Loews Corp.                                                1,368         82,080
                                                                  -------------
Home Furnishings-0.13%
Leggett & Platt, Inc.                                      2,725         44,963
Masco Corp.                                                6,200        111,988
Newell Rubbermaid, Inc.                                    3,698         95,224
                                                                  -------------
                                                                        252,175
                                                                  -------------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


66
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
 COMMON STOCK--CONTINUED

Company                                                   Shares   Market Value
--------------------------------------------------------------------------------

Household Products-0.85%
Clorox Co., The                                            3,256  $     145,910
Procter & Gamble Co., The                                 18,146      1,038,859
Unilever, NV                                               7,930        340,990
                                                                  -------------
                                                                      1,525,759
                                                                  -------------
Insurance-2.70%
Aetna, Inc.                                                1,954        125,422
AFLAC, Inc.                                                3,700        169,969
Allstate Corp., The                                       10,331        229,865
American General Corp.                                     3,450        210,450
American International Group, Inc.                        21,386      2,512,855
Aon Corp.                                                  3,550        110,272
Chubb Corp., The                                           2,426        149,199
CIGNA Corp.                                                2,259        211,217
Cincinnati Financial Corp.                                 2,230         70,106
Conseco, Inc.                                              4,600         44,850
Hartford Financial Services
Group, Inc., The                                           2,981        166,750
Jefferson-Pilot Corp.                                      1,430         80,706
Lincoln National Corp.                                     2,660         96,093
Marsh & McLennan Companies, Inc.                           3,740        390,596
Progressive Corp., The                                     1,012         74,888
SAFECO Corp.                                               1,800         35,775
St. Paul Companies, Inc., The                              2,942        100,396
Torchmark Corp.                                            1,800         44,438
UnumProvident Corp.                                        3,336         66,929
                                                                  -------------
                                                                      4,890,776
                                                                  -------------
Internet Services-1.45%
America Online, Inc.+                                     31,876      1,681,459
Yahoo!, Inc.+                                              7,538        933,770
                                                                  -------------
                                                                      2,615,229
                                                                  -------------
Lodging-0.10%
Hilton Hotels Corp.                                        5,100         47,813
Marriott International, Inc.                               3,324        119,872
                                                                  -------------
                                                                        167,685
                                                                  -------------
Machinery-0.21%
Black & Decker Corp., The                                  1,200         47,175
Briggs & Stratton Corp.                                      300         10,275
Caterpillar, Inc.                                          4,836        163,820
Ingersoll-Rand Co.                                         2,246         90,402
Snap-on, Inc.                                                800         21,300
Stanley Works, The                                         1,200         28,500
                                                                  -------------
                                                                        361,472
                                                                  -------------
Manufacturing-2.01%
Cooper Industries, Inc.                                    1,300         42,331
Corning, Inc.                                              3,826      1,032,542
Crane Co.                                                    840         20,423
Danaher Corp.                                              1,966         97,194
Deere & Co.                                                3,246        120,102
Dover Corp.                                                2,816        114,224
Eaton Corp.                                                1,000         67,000
Harley-Davidson, Inc.                                      4,200        161,700
ITT Industries, Inc.                                       1,250         37,969
Millipore Corp.                                              638         48,089
Minnesota Mining & Manufacturing Co.                       5,492        453,090
National Service Industries, Inc.                            600         11,700
Pall Corp.                                                 1,700         31,450
Parker-Hannifin Corp.                                      1,570         53,773
Rockwell International Corp.                               2,600         81,900
Textron, Inc.                                              2,000        108,625
Timken Co., The                                              800         14,900
Tyco International, Ltd.                                  23,420      1,109,523
                                                                  -------------
                                                                      3,606,535
                                                                  -------------
Medical - Biotechnology-1.14%
Amgen, Inc.+                                              14,250      1,001,063
Biogen, Inc.+                                              2,060        132,870
Pharmacia Corp.                                           17,612        910,320
                                                                  -------------
                                                                      2,044,253
                                                                  -------------
Medical Products-2.06%
Baxter International, Inc.                                 4,028        283,219
Becton, Dickinson and Co.                                  3,500        100,406
Biomet, Inc.                                               1,641         63,076
Boston Scientific Corp.+                                   5,656        124,079
C. R. Bard, Inc.                                             700         33,688
Guidant Corp.+                                             4,252        210,474
Johnson & Johnson                                         19,298      1,965,984
Mallinckrodt, Inc.                                           932         40,484
Medtronic, Inc.                                           16,606        827,186
St. Jude Medical, Inc.+                                    1,162         53,307
                                                                  -------------
                                                                      3,701,903
                                                                  -------------
Medical Supplies-0.11%
Pe Corp-Pe Biosystems Group                                2,880        189,720
                                                                  -------------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              67
--------------------------------------------------------------------------------
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                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

  SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
 COMMON STOCK--CONTINUED

Company                                                   Shares   Market Value
--------------------------------------------------------------------------------

Mining & Metals - Ferrous & Nonferrous-0.33%
Alcan Aluminium, Ltd.                                      3,036  $      94,116
Alcoa, Inc.                                               11,988        347,652
Allegheny Technologies, Inc.                               1,154         20,772
Bethlehem Steel Corp.+                                     1,700          6,056
Inco, Ltd.+                                                2,520         38,745
Nucor Corp.                                                1,180         39,161
Phelps Dodge Corp.                                         1,092         40,609
USX-U.S. Steel Group                                       1,250         23,203
Worthington Industries, Inc.                               1,200         12,600
                                                                  -------------
                                                                        622,914
                                                                  -------------
Mining & Metals - Precious-0.13%
Barrick Gold Corp.                                         5,500        100,031
Freeport-McMoRan Copper & Gold, Inc.+                      2,200         20,350
Homestake Mining Co.                                       3,613         24,839
Newmont Mining Corp.                                       2,350         50,819
Placer Dome, Inc.                                          4,600         43,988
                                                                  -------------
                                                                        240,027
                                                                  -------------
Multimedia-1.77%
Gannett Co., Inc.                                          3,698        221,187
McGraw-Hill Cos., Inc., The                                2,698        145,692
Time Warner, Inc.                                         18,256      1,387,456
Viacom, Inc., Class B+                                    21,159      1,442,779
                                                                  -------------
                                                                      3,197,114
                                                                  -------------
Office Equipment-0.28%
Avery Dennison Corp.                                       1,556        104,447
Pitney Bowes, Inc.                                         3,576        143,040
Tektronix, Inc.                                              668         49,432
Xerox Corp.                                                9,244        191,813
                                                                  -------------
                                                                        488,732
                                                                  -------------
Oil & Gas - Distribution & Marketing-0.77%
Burlington Resources, Inc.                                 3,000        114,750
Columbia Energy Group                                      1,118         73,369
El Paso Energy Corp.                                       3,200        163,000
Enron Corp.                                               10,156        655,062
NICOR, Inc.                                                  644         21,011
ONEOK, Inc.                                                  400         10,375
Sempra Energy                                              2,800         47,600
Tosco Corp.                                                2,004         56,738
Williams Companies, Inc., The                              6,128        255,461
                                                                  -------------
                                                                      1,397,366
                                                                  -------------
Oil & Gas - Integrated-4.18%
Amerada Hess Corp.                                         1,270         78,423
Chevron Corp.                                              9,046        767,214
Conoco, Inc., Class B                                      8,662        212,760
Exxon Mobil Corp.                                         48,300      3,791,550
Occidental Petroleum Corp.                                 5,150        108,472
Phillips Petroleum Co.                                     3,522        178,521
Royal Dutch Petroleum Co., ADR                            29,752      1,831,608
Sunoco, Inc.                                               1,228         36,149
Texaco, Inc.                                               7,658        407,789
USX-Marathon Group                                         4,300        107,769
                                                                  -------------
                                                                      7,520,255
                                                                  -------------
Oil & Gas Producers-0.36%
Anadarko Petroleum Corp.                                   1,776         87,579
Apache Corp.                                               1,578         92,806
Coastal Corp., The                                         2,968        180,677
Kerr-McGee Corp.                                           1,300         76,619
Rowan Companies, Inc.+                                     1,302         39,548
Union Pacific Resources Group, Inc.                        3,496         76,912
Unocal Corp.                                               3,369        111,598
                                                                  -------------
                                                                        665,739
                                                                  -------------
Oil & Gas Services & Equipment-0.66%
Baker Hughes, Inc.                                         4,600        147,200
Halliburton Co.                                            6,170        291,147
Schlumberger, Ltd.                                         7,896        589,239
Transocean Sedco Forex, Inc.                               2,920        156,038
                                                                  -------------
                                                                      1,183,624
                                                                  -------------
Packaging & Containers-0.09%
Ball Corp.                                                   400         12,875
Bemis Co., Inc.                                              736         24,748
Crown Cork & Seal Co., Inc.                                1,776         26,640
Owens-Illinois, Inc.+                                      2,000         23,375
Pactiv Corp.+                                              2,450         19,294
Sealed Air Corp.+                                          1,170         61,279
Tupperware Corp.                                             800         17,600
                                                                  -------------
                                                                        185,811
                                                                  -------------
Pharmaceutical-7.41%
Abbott Laboratories                                       21,498        958,005
Allergan, Inc.                                             1,798        133,951
ALZA Corp.+                                                1,424         84,194
American Home Products Corp.                              18,095      1,063,081
Bristol-Myers Squibb Co.                                  27,368      1,594,186

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


68
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

  SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
 COMMON STOCK--CONTINUED

Company                                                   Shares   Market Value
--------------------------------------------------------------------------------

Pharmaceutical-Continued
Eli Lilly & Co.                                           15,670  $   1,565,041
MedImmune, Inc.+                                           2,894        214,156
Merck & Co., Inc.                                         31,904      2,444,644
Pfizer, Inc.                                              87,336      4,192,104
Schering-Plough Corp.                                     20,314      1,025,857
Watson Pharmaceuticals, Inc.+                              1,340         72,025
                                                                  -------------
                                                                     13,347,244
                                                                  -------------
Photo Equipment-0.15%
Eastman Kodak Co.                                          4,298        255,731
Polaroid Corp.                                               600         10,838
                                                                  -------------
                                                                        266,569
                                                                  -------------
Publishing & Printing-0.28%
American Greetings Corp., Class A                            894         16,986
Dow Jones & Co., Inc.                                      1,220         89,365
Harcourt General, Inc.                                       994         54,049
Knight-Ridder, Inc.                                        1,078         57,336
Meredith Corp.                                               700         23,625
New York Times Co., The                                    2,358         93,141
R. R. Donnelley & Sons Co.                                 1,690         38,131
Tribune Co.                                                4,278        149,730
                                                                  -------------
                                                                        522,363
                                                                  -------------
Railroad-0.12%
Burlington Northern Sante Fe Corp.                         5,942        136,295
Norfolk Southern Corp.                                     5,315         79,061
                                                                  -------------
                                                                        215,356
                                                                  -------------
Retail Stores-5.46%
Albertson's, Inc.                                          5,878        195,444
AutoZone, Inc.+                                            1,856         40,832
Bed Bath & Beyond, Inc.+                                   1,946         70,543
Best Buy Co., Inc.+                                        2,850        180,263
Circuit City Stores-Circuit City Group                     2,800         92,925
Consolidated Stores Corp.+                                 1,500         18,000
Costco Wholesale Corp.+                                    6,200        204,600
CVS Corp.                                                  5,414        216,560
Dillards, Inc., Class A                                    1,298         15,901
Dollar General Corp.                                       4,566         89,037
Federated Department Stores, Inc.+                         2,968        100,170
Gap, Inc., The                                            11,806        368,938
Great Atlantic & Pacific
  Tea Co., Inc., The                                         500          8,313
Home Depot, Inc., The                                     32,090      1,602,494
J.C. Penney Co., Inc.                                      3,600         66,375
Kmart Corp.+                                               6,700         45,644
Kohl's Corp.+                                              4,526        251,759
Kroger Co., The+                                          11,584        255,572
Limited, Inc., The                                         6,000        129,750
Longs Drug Stores Corp.                                      500         10,875
Lowe's Companies, Inc.                                     5,300        217,631
May Department Stores Co., The                             4,650        111,600
Nordstrom, Inc.                                            1,900         45,838
Office Depot, Inc.+                                        4,386         27,413
Rite Aid Corp.                                             3,700         24,281
Safeway, Inc.+                                             6,886        310,731
Sears, Roebuck & Co.                                       4,891        159,569
Sherwin-Williams Co., The                                  2,300         48,731
Staples, Inc.+                                             6,720        103,320
Starbucks Corp.+                                           2,560         97,760
RadioShack Corp.                                           2,590        122,701
Target Corp.                                               6,326        366,908
Tiffany & Co.                                              1,006         67,905
TJX Companies, Inc., The                                   4,162         78,038
Toys "R" Us, Inc.+                                         3,000         43,688
Walgreen Co.                                              13,984        450,110
Wal-Mart Stores, Inc.                                     61,840      3,563,530
Winn-Dixie Stores, Inc.                                    2,000         28,625
                                                                  -------------
                                                                      9,832,374
                                                                  -------------
Telecommunications - Equipment &
Services-4.12%
ADC Telecommunications, Inc.+                              4,682        392,703
Andrew Corp.+                                              1,118         37,523
Global Crossing, Ltd.+                                    12,250        322,328
Lucent Technologies, Inc.                                 45,182      2,677,034
Nortel Networks Corp.                                     41,100      2,805,075
QUALCOMM, Inc.+                                           10,290        617,400
Scientific-Atlanta, Inc.                                   2,200        163,900
Tellabs, Inc.+                                             5,682        388,862
                                                                  -------------
                                                                      7,404,825
                                                                  -------------
Telecommunications - Integrated-3.80%
ALLTEL Corp.                                               4,380        271,286
AT&T Corp.                                                52,066      1,646,571
Bell Atlantic Corp.                                       21,446      1,089,725
SBC Communications, Inc.                                  47,198      2,041,314
WorldCom, Inc.+                                           39,724      1,822,339
                                                                  -------------
                                                                      6,871,235
                                                                  -------------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              69
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

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
 COMMON STOCK--CONTINUED

Company                                                   Shares   Market Value
--------------------------------------------------------------------------------

Telecommunications - Wireless-0.78%
Nextel Communications, Inc.+                              10,522  $     643,815
Sprint Corp. - PCS Group+                                 12,698        755,531
                                                                  -------------
                                                                      1,399,346
                                                                  -------------
Telecommunications - Wireline-1.79%
BellSouth Corp.                                           26,106      1,112,768
CenturyTel, Inc.                                           1,946         55,948
GTE Corp.                                                 13,358        831,536
Sprint Corp. - Fon Group                                  12,150        619,650
U S WEST, Inc.                                             7,050        604,538
                                                                  -------------
                                                                      3,224,440
                                                                  -------------
Textiles & Apparel-0.13%
Liz Claiborne, Inc.                                          756         26,649
Nike, Inc., Class B                                        3,794        151,049
Reebok International, Ltd.+                                  800         12,750
Russell Corp.                                                500         10,000
Springs Industries, Inc., Class A                            250          8,047
V.F. Corp.                                                 1,584         37,719
                                                                  -------------
                                                                        246,214
                                                                  -------------
Tobacco-0.49%
Philip Morris Companies, Inc.                             31,726        842,722
UST, Inc.                                                  2,250         33,047
                                                                  -------------
                                                                        875,769
                                                                  -------------
Toys-0.06%
Hasbro, Inc.                                               2,388         35,969
Mattel, Inc.                                               5,900         77,806
                                                                  -------------
                                                                        113,775
                                                                  -------------
Transportation-0.28%
CSX Corp.                                                  3,000         63,563
FedEx Corp.+                                               4,050        153,900
Kansas City Southern Industries, Inc.                      1,546        137,111
Union Pacific Corp.                                        3,438        127,851
                                                                  -------------
                                                                        482,425
                                                                  -------------
Travel Services-0.03%
Sabre Holdings Corp.                                       1,790         51,015
                                                                  -------------
Utilities - Electric & Gas-1.45%
Ameren Corp.                                               1,904         64,260
American Electric Power Co., Inc.                          4,460        132,128
Cinergy Corp.                                              2,204         56,064
CMS Energy Corp.                                           1,522         33,674
Consolidated Edison, Inc.                                  2,940         87,098
Constellation Energy Group                                 2,076         67,600
CP&L, Inc.                                                 2,214         70,710
Dominion Resources, Inc.                                   3,300        141,488
DTE Energy Co.                                             1,978         60,453
Duke Energy Corp.                                          5,100        287,513
Eastern Enterprises                                          380         23,940
Edison International                                       4,610         94,505
Entergy Corp.                                              3,190         86,728
FirstEnergy Corp.                                          3,170         74,099
Florida Progress Corp.                                     1,368         64,125
FPL Group, Inc.                                            2,472        122,364
GPU, Inc.                                                  1,682         45,519
New Century Energies, Inc.                                 1,616         48,480
Niagara Mohawk Holdings, Inc.+                             2,391         33,325
Northern States Power Co.                                  2,179         43,989
PECO Energy Co.                                            2,352         94,815
Peoples Energy Corp.                                         500         16,188
PG&E Corp.                                                 5,346        131,645
Pinnacle West Capital Corp.                                1,200         40,650
PPL Corp.                                                  2,001         43,897
Public Service Enterprise Group, Inc.                      3,000        103,875
Reliant Energy, Inc.                                       4,102        121,265
Southern Co., The                                          8,999        209,789
TXU Corp.                                                  3,658        107,911
Unicom Corp.                                               2,466         95,403
                                                                  -------------
                                                                      2,603,500
                                                                  -------------

TOTAL COMMON STOCK
(Cost $173,043,190)                                                 173,341,538

 SHORT-TERM OBLIGATIONS--0.20%

                                                    Principal Value
                                                    ---------------
Government Agency-0.20%
US Treasury Bill, 5.780%,
  due 09/21/00*                                       $  360,000        355,464
                                                                  -------------

  TOTAL SHORT-TERM OBLIGATIONS
  (Cost $355,388)                                                       355,464
                                                                  -------------

  TOTAL INVESTMENTS
  (Cost $173,398,578)                                      96.50%   173,697,002
Other assets, less liabilities                              3.50      6,556,812
                                                          ------   ------------

  TOTAL NET ASSETS                                        100.00%  $180,253,814
                                                          ======   ============

+Non-income producing security.
*Security was pledged to cover margin requirements for futures contracts.

--------------------------------------------------------------------------------

                       See notes to financial statements.


70
--------------------------------------------------------------------------------
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                 VALUE PORTFOLIO
--------------------------------------------------------------------------------

"We believe that sentiment toward value stocks will continue to improve materially in the future."

                     --Scott T. Lewis and Robert E. Rescoe, Portfolio Managers--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                   May 1, 1992

               ---------------------------------------------------

                                  FUND MANAGER
                       Credit Suisse Asset Management, LLC

               ---------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                To seek long-term growth of capital by investing
                  primarily in companies whose earnings power,
                  asset value, or intrinsic worth do not appear
                   to be reflected in the current stock price.

               ---------------------------------------------------

                            NET ASSETS AS OF 6/30/00
                                   $77,907,067

               ---------------------------------------------------

                               NUMBER OF HOLDINGS
                                       75

               ---------------------------------------------------

                               PORTFOLIO TURNOVER
                                     37.32%

--------------------------------------------------------------------------------

                    ----------------------------------------
                                 IN THIS SECTION
                    ----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                    ----------------------------------------

                    ----------------------------------------
                                 SCOTT T. LEWIS
                                Managing Director

                      o Joined Credit Suisse in 1999,
                        formerly with Warburg Pincus Asset
                        Management since 1986

                      o 16 years of investment experience

                      o M.B.A. from New York University's
                        Stern School of Business

                      o B.S. from New York University
                    ----------------------------------------

                    ----------------------------------------
                              ROBERT E. RESCOE, CFA
                                    Director

                      o Joined Credit Suisse in 1999,
                        formerly with Warburg Pincus Asset
                        Management since 1983

                      o M.B.A. from University of Texas

                      o B.A. from Tulane University

                      o Chartered Financial Analyst
                    ----------------------------------------


                                                                              71
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

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                 VALUE PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

             [PIE CHART]

         Common Stock-91.66%
        Preferred Stock-0.57%
              Cash-7.77%

-----------------------------------------
                              PERCENT OF
TOP TEN EQUITIES              PORTFOLIO++
-----------------------------------------

BP Amoco, ADR                    3.19%
Keebler Foods Co.                2.66%
R & B Falcon Corp.               2.59%
Eli Lilly and Co.                2.58%
Lehman Brothers
  Holdings, Inc.                 2.33%
Exxon Mobil Corp.                2.05%
Comerica, Inc.                   2.04%
Total Fina, SA, ADR              1.91%
Devon Energy Corp.               1.89%
General Mills, Inc.              1.86%

-----------------------------------------
                              PERCENT OF
TOP TEN INDUSTRIES            PORTFOLIO++
-----------------------------------------

Oil & Gas - Integrated           10.73%
Retail Stores                    7.31%
Telecommunications -
  Integrated                     6.48%
Banking                          6.47%
Manufacturing                    6.38%
Food Products                    6.02%
Pharmaceutical                   5.05%
Financial Services               4.62%
Oil & Gas Services &
  Equipment                      4.27%
Oil & Gas Producers              4.25%

   ++Represents market value of
       investments plus cash.

[ENDSIDEBAR]

      While the first quarter was an overall positive (though quite turbulent period) for the U.S. stock market, the second quarter was difficult and highly volatile, reflecting inflation and interest-rate uncertainties, concerns over valuations on technology stocks and other factors, such as worries regarding the wider implications of the government's antitrust suit against Microsoft.

      The air of uncertainty aided a number of value stocks, however. Investors deemed certain relatively inexpensive stocks to be attractive on the basis of their potential downside protection and their underlying companies' earnings prospects (to be sure, a number of value stocks continued to languish). All told, the value group handily outperformed growth-oriented stocks for the second quarter of this year vs. the first quarter where growth stocks were favored.

      The JPVF Value Portfolio had a modest loss of 0.45% for the three months, vs. a loss of 2.66% for the S&P 500 Index and a loss of 1.53% for the Lipper Multi-Cap Value Index. Stocks that helped the Portfolio included its energy, health-care and food & beverage holdings. On the negative side, stocks that hampered the Portfolio included its retail holdings.

      We made few noteworthy changes to the Portfolio during the first half of the year in terms of sector emphasis or, for that matter, individual holdings. The Portfolio's relatively low turnover for the period was consistent with our value-based stock-selection process, and value investing generally, which typically stresses a patient approach (momentum investing, by contrast, often generates high turnover, with investors rotating quickly among market sectors).

      The Portfolio's largest sector weighting throughout the period remained the energy area (15.79%), where we believe a number of stocks offer compelling value. We continued to emphasize integrated multinational oil companies undergoing significant restructurings, for example as the result of merger activity. Representative holdings in this regard continued to include BP Amoco (3.35%) and Exxon Mobil (2.15%). Another energy holding worthy of mention, and one we added in May, was El Paso Energy (1.28%), which owns North America's largest natural-gas pipeline system.

      Another area of emphasis for the Portfolio remained financial-services and bank and savings & loans sectors during the first six months (5.96% and 7.06% of the portfolio, respectively). While the group continued to be restrained by interest-rate uncertainties, we believe that certain financial names are compelling, given their relatively low valuations and a supportive backdrop of global economic growth and stable


72
--------------------------------------------------------------------------------
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                 VALUE PORTFOLIO
--------------------------------------------------------------------------------

inflation. One financial name we added during the second quarter was Allied Capital (0.93%), an investment company that provides capital to small, rapidly growing enterprises, among other investment targets.

      Within the consumer segment, we maintained a noteworthy position in the retail sector (7.81%). Notwithstanding the group's difficult quarter, we believe that retail stocks, and certain names in particular, will benefit over the longer term from a healthy economy and improved inventory management. We also maintained exposure to less-cyclical consumer stocks, mostly via the food, beverages and tobacco sector (7.87%), where ongoing restructuring programs and a wave of consolidation activity stand to materially improve earnings going forward.

      Elsewhere of note, we modestly raised our weighting in the telecommunications & equipment sector (8.86%), purchasing CenturyTel in May (1.30%), a diversified regional services provider based in Louisiana. We established the position after the stock declined sharply in April on earnings uncertainties. In our view, the company's recent acquisitions (which have clouded its near-term earnings outlook) will prove to be significant sources of earnings improvements over time.

      The rest of the portfolio remained invested across a range of sectors, including capital-equipment (7.22%), industrial manufacturing & processing (4.56%), health-care (4.19%) and pharmaceuticals (5.47%). We remained underweighted in technology stocks, which we generally deemed to be expensive, though we deemed certain computer names to be attractive based on factors such as healthy balance sheets and good unit-growth prospects.

      Looking ahead, we believe that sentiment toward value stocks will continue to improve materially in the future. Valuation discrepancies between growth-oriented stocks and those typically associated with value investing (e.g., out-of-favor economically sensitive stocks) remain as wide as they have been in decades. Many value stocks, meanwhile, represent companies with healthy and improving fundamentals. This stands to benefit value-oriented sectors of the market, barring any long-term retreat from equities (generally given the strong economy, we believe that stocks will remain, on the whole, compelling compared to other asset classes). As ever, our focus will remain on identifying fundamentally undervalued companies with the brightest longer-term prospects.

[SIDEBAR]

----------------------------------------------------
        Value Portfolio and the S&P 500 Index
Comparison of Change in Value of $10,000 Investment.
----------------------------------------------------

             [LINE GRAPH]

                  VALUE               S&P 500
                PORTFOLIO              INDEX

5/1/92            10000                10000
6/92               9696                 9958
                   9824                10272
                  10820                10787
                  11276                11256
6/93              11300                11310
                  11895                11598
                  12436                11867
                  12070                11420
6/94              11996                11470
                  12248                12031
                  11910                12028
                  12871                13195
6/95              14352                14451
                  15496                15596
                  15908                16532
                  16489                17512
6/96              17365                18399
                  17639                19074
                  19548                20767
                  19874                20860
6/97              22999                24494
                  25028                26326
                  25200                27079
                  28197                30849
6/98              28530                31864
                  24440                28701
                  28384                34802
                  28195                36534
6/99              32628                39105
                  30015                36663
                  30016                42118
                  29536                43084
6/00              29404                41940

----------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------

                                 S&P 500
                     VALUE        INDEX
YTD                  -2.04%       -0.42%
1 YEAR               -9.88%        7.25%
5 YEARS              15.43%       23.77%
Inception            14.11%       19.18%

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Value Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

[ENDSIDEBAR]


                                                                              73
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

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                 VALUE PORTFOLIO
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                              (Unaudited)
                                               Six Months
                                                 Ended       Year Ended    Year Ended    Year Ended   Year Ended    Year Ended
                                                 June         December      December      December     December      December
                                               30, 2000       31, 1999      31, 1998      31, 1997     31, 1996      31, 1995

Net asset value, beginning of period         $     20.06    $     19.12   $     17.11   $     16.91   $     14.41   $     11.22

Income From Investment Operations
  Net investment income                             0.10           0.17          0.15          0.15          0.18          0.15
  Net gains and losses on securities
    (both realized and unrealized)                 (0.49)          0.92          2.01          4.67          3.12          3.62
                                             -----------    -----------   -----------   -----------   -----------   -----------

  Total from investment operations                 (0.39)          1.09          2.16          4.82          3.30          3.77

Less Distributions to Shareholders
  Dividends from net investment income             (0.10)                       (0.15)        (0.15)        (0.18)        (0.15)
  Dividends in excess of net
    investment income                              (0.07)
  Distributions from capital gains                                (0.15)                      (4.21)        (0.62)        (0.29)
  Distributions in excess of capital gains         (2.08)                                     (0.26)                      (0.14)
  Returns of capital
                                             -----------    -----------   -----------   -----------   -----------   -----------

  Total distributions                              (2.25)         (0.15)        (0.15)        (4.62)        (0.80)        (0.58)

Net asset value, end of period               $     17.42    $     20.06   $     19.12   $     17.11   $     16.91   $     14.41
                                             ===========    ===========   ===========   ===========   ===========   ===========

Total Return (A)                                   (2.04%)         5.75%        12.63%        28.92%        22.88%        33.58%

Ratios to Average Net Assets: (B)
  Expenses                                          0.83%          0.85%         0.86%         0.85%         0.88%         0.92%
  Net investment income                             1.21%          0.89%         0.87%         1.03%         1.39%         1.50%

Portfolio Turnover Rate                            37.32%         99.60%        66.19%       129.53%        35.69%        32.30%

Net Assets, At End of Period                 $77,907,067    $76,424,174   $65,309,530   $39,678,076   $23,711,696   $13,126,023

--------------------------------------------------------------------------------

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)   Per share data and ratios are calculated on an annualized basis.


74
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                 VALUE PORTFOLIO
--------------------------------------------------------------------------------

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
 COMMON STOCK--89.85%

Company                                                   Shares   Market Value
--------------------------------------------------------------------------------

Aerospace & Defense-2.03%
Boeing Co., The                                           20,000     $  836,250
Honeywell International, Inc.                             22,100        744,494
                                                                  -------------
                                                                      1,580,744
                                                                  -------------
Automotive Manufacturing-2.34%
Ford Motor Co.                                            30,000      1,290,000
Navistar International Corp.+                             17,000        528,063
                                                                  -------------
                                                                      1,818,063
                                                                  -------------
Automotive Parts & Equipment-2.15%
Borg Warner, Inc.                                         12,500        439,063
Johnson Controls, Inc.                                    12,300        631,144
Visteon Corp.+                                            49,928        605,377
                                                                  -------------
                                                                      1,675,584
                                                                  -------------
Banking-6.35%
Bank One Corp.                                            24,500        650,781
Chase Manhattan Corp., The                                12,000        552,750
Comerica, Inc.                                            34,700      1,557,163
Compass Bancshares, Inc.                                  33,500        571,594
Wachovia Corp.                                            16,100        873,425
Wells Fargo & Co.                                         19,000        736,250
                                                                  -------------
                                                                      4,941,963
                                                                  -------------
Beverages-0.98%
Anheuser-Busch Companies, Inc.                            10,250        765,547
                                                                  -------------
Broadcasting-1.02%
Comcast Corp.+                                            19,600        793,800
                                                                  -------------
Building Materials-2.85%
American Standard Companies, Inc.+                        33,100      1,357,100
USG Corp.                                                 28,500        865,688
                                                                  -------------
                                                                      2,222,788
                                                                  -------------
Chemicals-0.31%
Crompton Corp.                                            20,000        245,000
                                                                  -------------
Commercial Services-1.02%
Harsco Corp.                                              31,300        798,150
                                                                  -------------
Computer Equipment & Services-1.61%
Compaq Computer Corp.                                     49,200      1,257,675
                                                                  -------------
Computer Information Systems-0.96%
Unisys Corp.+                                             51,200        745,600
                                                                  -------------
Financial Services-4.53%
Allied Capital Corp.                                      40,000        680,000
Fannie Mae                                                18,500        965,469
Labranche & Co., Inc.+                                     7,100        102,063
Lehman Brothers Holdings, Inc.                            18,850      1,782,503
                                                                  -------------
                                                                      3,530,035
                                                                  -------------
Food Products-5.90%
General Mills, Inc.                                       37,100      1,419,075
Keebler Foods Co.                                         54,800      2,034,450
Quaker Oats Co., The                                      15,200      1,141,900
                                                                  -------------
                                                                      4,595,425
                                                                  -------------
Food Service & Restaurants-0.46%
ConAgra, Inc.+                                            19,000        362,188
                                                                  -------------
Insurance-0.91%
American General Corp.                                    11,600        707,600
                                                                  -------------
Machinery-1.76%
Ingersoll-Rand Co.                                        34,100      1,372,525
                                                                  -------------
Manufacturing-6.26%
Eaton Corp.                                               12,500        837,500
ITT Industries, Inc.                                      24,000        729,000
Minnesota Mining & Manufacturing Co.                       8,100        668,250
Parker-Hannifin Corp.                                     22,000        753,500
Textron, Inc.                                             13,000        706,063
Tyco International, Ltd.                                  24,900      1,179,638
                                                                  -------------
                                                                      4,873,951
                                                                  -------------
Medical - Biotechnology-1.28%
Pharmacia Corp.                                           19,280        996,535
                                                                  -------------
Medical Products-2.50%
Baxter International, Inc.                                12,250        861,328
Becton, Dickinson and Co.                                 37,700      1,081,519
                                                                  -------------
                                                                      1,942,847
                                                                  -------------
Office Equipment-0.94%
Pitney Bowes, Inc.                                        18,400        736,000
                                                                  -------------
Oil & Gas - Distribution & Marketing-1.20%
El Paso Energy Corp.                                      18,300        932,156
                                                                  -------------
Oil & Gas - Integrated-10.52%
Amerada Hess Corp.                                        12,200        753,350
BP Amoco, PLC, ADR                                        43,020      2,433,309

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              75
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                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                 VALUE PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
 COMMON STOCK--CONTINUED

Company                                                   Shares   Market Value
--------------------------------------------------------------------------------

Oil & Gas - Integrated-Continued
Exxon Mobil Corp.                                         19,900    $ 1,562,150
Nabors Industries, Inc.+                                  21,300        885,281
Royal Dutch Petroleum Co., ADR                            17,900      1,101,969
Total Fina, SA, ADR                                       19,000      1,459,438
                                                                    -----------
                                                                      8,195,497
                                                                    -----------
Oil & Gas Producers-4.17%
Devon Energy Corp.                                        25,700      1,444,019
Kerr-McGee Corp.                                          14,900        878,169
Union Pacific Resources Group, Inc.                       42,100        926,200
                                                                    -----------
                                                                      3,248,388
                                                                    -----------
Oil & Gas Services & Equipment-4.18%
Pride International, Inc.+                                51,900      1,284,525
R & B Falcon Corp.+                                       83,800      1,974,538
                                                                    -----------
                                                                      3,259,063
                                                                    -----------
Pharmaceutical-4.95%
Abbott Laboratories                                       19,600        873,425
American Home Products Corp.                              17,300      1,016,375
Eli Lilly & Co.                                           19,700      1,967,538
                                                                    -----------
                                                                      3,857,338
                                                                    -----------
Publishing & Printing-1.27%
New York Times Co., The                                   25,100        991,450
                                                                    -----------
Railroad-0.45%
Burlington Northern Sante Fe Corp.                        15,300        350,944
                                                                    -----------
Retail Stores-7.16%
Federated Department Stores, Inc.+                        25,000        843,750
May Department Stores Co., The                            34,050        817,200
Ross Stores, Inc.                                         47,800        815,588
Safeway, Inc.+                                            23,000      1,037,875
TJX Companies, Inc., The                                  59,600      1,117,500
Toys "R" Us, Inc.+                                        65,100        948,019
                                                                    -----------
                                                                      5,579,932
                                                                    -----------
Telecommunications - Equipment &
  Services-0.40%
Harris Corp.                                               9,600        314,400
                                                                    -----------
Telecommunications - Integrated-6.35%
ALLTEL Corp.                                              13,000        805,188
AT&T Corp.                                                17,200        543,950
Bell Atlantic Corp.                                       20,918      1,062,896
SBC Communications, Inc.                                  29,508      1,276,221
WorldCom, Inc.+                                           27,500      1,261,563
                                                                    -----------
                                                                      4,949,818
                                                                    -----------
Telecommunications - Wireline-1.13%
CenturyTel, Inc.                                          30,700        882,625
                                                                    -----------
Transportation-0.84%
Kansas City Southern Industries, Inc.                      7,400        656,288
                                                                    -----------
Utilities - Electric & Gas-1.07%
Allegheny Energy, Inc.                                    19,000        520,125
American Electric Power Co., Inc.                         10,500        311,063
                                                                    -----------
                                                                        831,188
                                                                    -----------
  TOTAL COMMON STOCK
  (Cost $70,209,727)                                                 70,011,107
                                                                    -----------

 PREFERRED STOCKS--0.56%

Real Estate-0.56%
Equity Residential Properties Trust,
  Series G, 7.250%, due 09/15/02                          19,300        434,250

  TOTAL PREFERRED STOCKS
  (Cost $471,580)                                                       434,250

  TOTAL INVESTMENTS
  (Cost $70,681,307)                                       90.41%    70,445,357
Other assets, less liabilities                              9.59      7,461,710
                                                          ------    -----------

  TOTAL NET ASSETS                                        100.00%   $77,907,067
                                                          ======    ===========

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


76
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

"...where we hope to consistently add value is by staying focused on the fundamentals -- namely uncovering companies whose outstanding management teams are committed to growing their top lines and improving returns on capital."

                                           --Karen L. Reidy, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                   May 1, 1992

               ---------------------------------------------------

                                  FUND MANAGER
                            Janus Capital Corporation

               ---------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                      To seek reasonable current income and
                      long-term capital growth, consistent
                          with conservation of capital.

               ---------------------------------------------------

                            NET ASSETS AS OF 6/30/00
                                   $58,821,589

               ---------------------------------------------------

                               NUMBER OF HOLDINGS
                                       113

               ---------------------------------------------------

                               PORTFOLIO TURNOVER
                                     38.52%

--------------------------------------------------------------------------------

                    -----------------------------------------
                                 IN THIS SECTION
                    -----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                    -----------------------------------------

                    -----------------------------------------
                               KAREN L REIDY, CFA

                      o Joined Janus in 1995

                      o B.S. from University of Colorado

                      o Chartered Financial Analyst
                    -----------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

              [PIE CHART]

          Common Stock-42.67%
         Preferred Stock-4.86%
         Corporate Bonds-26.67%
 Government & Agency Obligations-16.89%
               Cash-8.91%

-----------------------------------------
                              PERCENT OF
TOP TEN HOLDINGS              PORTFOLIO++
-----------------------------------------

U.S. Treasury Note, 5.875%,
  due 11/15/04                   8.01%
U.S. Treasury Note, 6.000%,
  due 08/15/09                   4.04%
General Electric Co.             3.24%
EMC Corp.                        3.04%
U.S. Treasury Note, 5.875%,
  due 11/30/01                   2.56%
Nokia Oyj, SA, ADR               1.99%
Viacom, Inc., 7.750%,
  due 06/01/05                   1.74%
IBM Credit Corp., 7.000%,
  due 01/28/02                   1.72%
AT&T Corp. - Liberty
  Media Group                    1.53%
Sun Microsystems, Inc.           1.52%

-----------------------------------------
                              PERCENT OF
TOP TEN INDUSTRIES            PORTFOLIO++
-----------------------------------------

Financial Services               11.65%
Broadcasting                     8.95%
Computer Equipment &
  Services                       4.99%
Telecommunications -
  Wireless                       4.37%
Internet Services                4.09%
Retail Stores                    3.92%
Telecommunications -
  Equipment & Services           3.49%
Diversified Operations           3.24%
Multimedia                       3.18%
Chemicals                        2.82%

   ++Represents market value of
       investments plus cash.

[ENDSIDEBAR]

      Having assumed the reins of the Portfolio early this year, I wanted to take a few moments to discuss my investment strategy. First and foremost, my approach is grounded in Janus' bottom-up, research-intensive discipline, meaning I focus on individual companies and issuers, rather than broader trends in the economy or the markets. On the equity side, I look for businesses with a history of predictable earnings, rising returns on invested capital and declining capital intensity. With regard to fixed-income, I tend to avoid interest rate bets by investing in medium duration bonds. Not unlike my equity approach, I favor issuers whose earnings growth, free cash flow and decreasing debt ratio suggest that they can outperform market expectations.

      Given the extreme volatility that rocked the financial markets during the second quarter, we faced numerous challenges. As is often the case, higher interest rates and fears of further rate hikes contributed to the uncertainty. This, in turn, prompted a sell-off in many stocks, particularly within the technology sector. Bond markets also came under pressure, as investors flocked to long-term Treasuries following the launch of the Treasury Department's buyback plan. Because spreads or differences in yields between Treasuries and corporate bonds widened, corporates suffered as a result.

      Although these events affected the performance of the Portfolio, they were beyond our control. However, where we hope to consistently add value is by staying focused on the fundamentals -- namely uncovering companies whose outstanding management teams are committed to growing their top lines and improving returns on capital. To that end, we took steps to raise our cash position throughout the period in anticipation of compelling opportunities in both the equity and fixed-income markets.

      In light of the atypical environment for bonds, we restructured the fixed-income side of the Portfolio to reflect a more even mix of Treasuries and corporate debt. While we missed out on the Treasury rally earlier in the year, we recently increased our exposure to the Treasury market on the belief that the buyback program will move through the maturity spectrum. In addition, we've taken on a number of short-term investment-grade issues, which offer


78
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

attractive yields and present little in the way of interest rate or credit risk.

      Moving to the equity portion of the Portfolio, we used the sell-off in technology stocks to increase our holdings in Texas Instruments and EMC Corp, two top performers. Texas Instruments continued to gain share in the analog semiconductor market, while solidifying its position as the leading maker of digital signal processors, or DSPs. These chips, which power wireless phones, will also play a key role in personal wireless Internet devices currently in development. EMC, the preeminent producer of memory storage and retrieval systems for large mainframe computers, recently introduced a host of new middle-market products that support network-attached storage. By enabling servers to have their own, rather than a shared, storage unit, users benefit from quicker and more efficient data access.

      As for disappointments, Wal-Mart, the nation's largest retailer, fell on weakness in retail stocks following reports of a slowdown in consumer spending. Wal-Mart's lofty valuation put it at a higher risk than other retailers, although its fundamentals, across the board, are far superior. The successful rollout of its Supercenter stores, which offer both groceries and general merchandise, continues to fuel impressive sales growth. That said, we saw the drop as a buying opportunity and added to our position. Cable operator Comcast also slipped as investors questioned the cash flow dynamics from the introduction of new value-added services. While we trimmed the position slightly, we believe the downturn is temporary.

      Looking ahead, we expect market volatility to persist as long as the economy shows few signs of slowing. Of course, under these circumstances many investors are inclined to stay close to their computer screens, monitoring daily price fluctuations. We, on the other hand, believe this is the perfect time to get out there and beat the bushes -- visiting our companies, attending trade shows and talking to customers -- to bolster our confidence in our holdings and reaffirm our reasons for investing.

[SIDEBAR]

---------------------------------------------------------------
Balanced Portfolio, S&P 500 Index and the Balanced Benchmark(1)
     Comparison of Change in Value of $10,000 Investment.
---------------------------------------------------------------

                      [LINE GRAPH]

          BALANCED        S&P 500       BALANCED
          PORTFOLIO        INDEX        BENCHMARK

 5/92        10000         10000         10099
 6/92        10081          9958         10070
             10467         10272         10406
             10847         10787         10712
             11379         11256         11133
 6/93        11526         11310         11275
             11856         11598         11545
             11852         11867         11705
             11654         11420         11352
 6/94        11550         11470         11349
             11698         12031         11690
             11694         12028         11720
             12186         13195         12572
 6/95        12848         14451         13518
             13481         15596         14221
             14308         16532         14925
             14377         17512         15292
 6/96        14850         18399         15721
             15163         19074         16112
             15819         20767         17040
             15663         20860         17280
 6/97        17218         24494         19185
             18243         26326         20225
             18402         27079         21383
             19856         30849         23169
 6/98        20162         31864         23808
             18914         28701         22892
             21667         34802         25625
             21830         36534         26309
 6/99        23440         39105         27175
             22766         36663         26433
             26490         42118         28421
             27858         43084         29037
 6/00        26962         41940         28898

----------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------

                              S&P 500        BALANCED
                  BALANCED     INDEX       BENCHMARK(1)
YTD                  1.78%     -0.42%          1.68%
1 YEAR              15.03%      7.25%          5.98%
5 YEARS             15.98%     23.77%         14.91%
Inception           12.91%     19.18%         13.58%

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Balanced Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index and the Balanced Benchmark(1). For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The S&P 500 Index and the Balanced Benchmark are unmanaged indexes and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

(1) The Balanced Benchmark reflects the performance of the 55% S&P 500/35% Lehman Aggregate/10% 90 Day T-Bill Index from May 1, 1992 through April 30, 1999 and the 50% S&P 500/40% Lehman Aggregate/10% 90 Day T-Bill Index from May 1, 1999 through June 30, 2000.

[ENDSIDEBAR]


                                                                              79
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

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                             (Unaudited)
                                             Six Months
                                                Ended       Year Ended      Year Ended    Year Ended     Year Ended     Year Ended
                                                June         December        December      December       December       December
                                              30, 2000       31, 1999        31, 1998      31, 1997       31, 1996       31, 1995

Net asset value, beginning of period         $     15.27    $     12.71    $     11.75    $     12.07    $     11.91    $     10.62

Income From Investment Operations
  Net investment income                             0.19           0.31           0.24           0.30           0.26           0.37
  Net gains and losses on securities
    (both realized and unrealized)                  0.12           2.47           1.84           1.60           0.99           1.99
                                             -----------    -----------    -----------    -----------    -----------    -----------

  Total from investment operations                  0.31           2.78           2.08           1.90           1.25           2.36

Less Distributions to Shareholders
  Dividends from net investment income             (0.19)         (0.24)         (0.30)         (0.26)         (0.37)
  Dividends in excess of net
    investment income                              (0.12)
  Distributions from capital gains                 (0.12)         (0.22)         (0.88)         (1.64)         (0.83)         (0.70)
  Distributions in excess of capital gains         (0.71)         (0.28)
  Returns of capital
                                             -----------    -----------    -----------    -----------    -----------    -----------

  Total distributions                              (1.14)         (0.22)         (1.12)         (2.22)         (1.09)         (1.07)

Net asset value, end of period               $     14.44    $     15.27    $     12.71    $     11.75    $     12.07    $     11.91
                                             ===========    ===========    ===========    ===========    ===========    ===========

Total Return (A)                                    1.78%         22.26%         17.74%         16.33%         10.56%         22.35%

Ratios to Average Net Assets: (B)
  Expenses                                          0.73%          0.97%          0.94%          0.97%          0.97%          0.99%
  Net investment income                             3.00%          2.49%          2.08%          2.60%          2.20%          3.20%

Portfolio Turnover Rate                            38.52%        237.64%        247.07%        254.04%        222.35%        164.70%

Net Assets, At End of Period                 $58,821,589    $53,313,418    $35,113,754    $22,637,577    $18,256,430    $14,532,268

--------------------------------------------------------------------------------

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B)   Per share data and ratios are calculated on an annualized basis.


80
--------------------------------------------------------------------------------
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
 COMMON STOCK--42.04%

Company                                                   Shares   Market Value
--------------------------------------------------------------------------------

Banking-1.56%
Bank of New York Co., Inc., The                            6,380    $   296,670
Citigroup, Inc.                                           10,320        621,780
                                                                    -----------
                                                                        918,450
                                                                    -----------
Beverages-0.38%
Anheuser-Busch Companies, Inc.                             3,010        224,809
                                                                    -----------
Broadcasting-4.61%
AT&T Corp. - Liberty Media Group+                         36,550        886,338
Comcast Corp.+                                            14,895        603,248
Hispanic Broadcasting Corp.+                              11,220        371,663
Infinity Broadcasting Corp.+                              12,465        454,193
Univision Communications, Inc.+                            3,825        395,888
                                                                    -----------
                                                                      2,711,330
                                                                    -----------
Chemicals-1.22%
E.I. du Pont de Nemours & Co.                              1,860         81,375
Lyondell Chemical Co.                                     32,770        548,898
Praxair, Inc.                                              2,315         86,668
                                                                    -----------
                                                                        716,941
                                                                    -----------
Commercial Services-0.42%
Paychex, Inc.                                              5,920        248,640
                                                                    -----------
Computer Equipment & Services-4.92%
Automatic Data Processing, Inc.                           11,045        591,598
EMC Corp.+                                                22,905      1,762,253
Symbol Technologies Inc.                                   9,957        537,678
                                                                    -----------
                                                                      2,891,529
                                                                    -----------
Computer Network-0.90%
Cisco Systems, Inc.+                                       8,320        528,840
                                                                    -----------
Computer Software - Mainframe-0.97%
Cadence Design Systems, Inc.+                              6,545        133,354
Oracle Corp.+                                              5,170        434,603
                                                                    -----------
                                                                        567,957
                                                                    -----------
Computer Software - Mini & Micro-2.01%
Sun Microsystems, Inc.+                                    9,720        883,913
VERITAS Software Corp.+                                    2,640        298,361
                                                                    -----------
                                                                      1,182,274
                                                                    -----------
Diversified Operations-3.19%
General Electric Co.                                      35,430      1,877,786
                                                                    -----------
Electronic Components-1.38%
Linear Technology Corp.                                    7,380        471,859
Maxim Integrated Products, Inc.+                           5,050        343,084
                                                                    -----------
                                                                        814,943
                                                                    -----------
Electronics-1.09%
Samsung Electronics, GDR                                   7,035        642,823
                                                                    -----------
Electronics - Semiconductors-1.91%
Advanced Micro Devices, Inc.+                              6,105        471,611
Texas Instruments, Inc.                                    9,530        654,592
                                                                    -----------
                                                                      1,126,203
                                                                    -----------
Financial Services-2.13%
American Express Co.                                       9,345        487,108
Associates First Capital Corp.                            12,175        271,655
Charles Schwab Corp., The                                 14,662        493,010
                                                                    -----------
                                                                      1,251,773
                                                                    -----------
Insurance-0.81%
American International Group, Inc.                         1,570        184,475
Prudential, PLC                                           20,198        296,013
                                                                    -----------
                                                                        480,488
                                                                    -----------
Internet Services-1.60%
America Online, Inc.+                                      6,175        325,731
VeriSign, Inc.+                                            3,498        617,397
                                                                    -----------
                                                                        943,128
                                                                    -----------
Manufacturing-0.71%
Corning, Inc.                                              1,185        319,802
Harley-Davidson, Inc.                                      2,640        101,640
                                                                    -----------
                                                                        421,442
                                                                    -----------
Marketing Services-0.02%
DoubleClick, Inc.+                                           265         10,103
                                                                    -----------
Medical - Biotechnology-1.68%
Genentech, Inc.+                                           2,275        391,300
Pharmacia Corp.                                           11,450        591,822
                                                                    -----------
                                                                        983,122
                                                                    -----------
Multimedia-1.42%
Viacom, Inc., Class B+                                    12,245        834,956
                                                                    -----------
Oil & Gas - Distribution &
Marketing-0.53%
Enron Corp.                                                4,845        312,503
                                                                    -----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              81
--------------------------------------------------------------------------------
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                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
 COMMON STOCK--CONTINUED

Company                                                   Shares   Market Value
--------------------------------------------------------------------------------

Pharmaceutical-1.06%
King Pharmaceuticals, Inc.+                                6,540     $  286,943
Pfizer, Inc.                                               6,935        332,880
                                                                     ----------
                                                                        619,823
                                                                     ----------
Retail Stores-2.11%
Gap, Inc., The                                             4,570        142,813
Home Depot, Inc., The                                      5,860        292,634
Staples, Inc.+                                             1,470         22,601
Wal-Mart Stores, Inc.                                     13,540        780,243
                                                                     ----------
                                                                      1,238,291
                                                                     ----------
Telecommunications - Equipment &
  Services-2.33%
Nokia Oyj, SA, ADR                                        23,120      1,154,555
Telefonaktiebolaget LM Ericsson,
  AB, ADR                                                 10,905        218,100
                                                                     ----------
                                                                      1,372,655
                                                                     ----------
Telecommunications - Integrated-1.15%
Telefonica, SA+                                           31,474        678,839
                                                                     ----------
Telecommunications - Wireless-1.58%
Nextel Communications, Inc.+                               2,690        164,594
Sprint Corp. - PCS Group+                                 11,310        672,945
Vodafone AirTouch, PLC, ADR                                2,255         93,442
                                                                     ----------
                                                                        930,981
                                                                     ----------
Telecommunications - Wireline-0.35%
McLeodUSA, Inc.+                                          10,050        207,909
                                                                     ----------

  TOTAL COMMON STOCK
  (Cost $19,134,630)                                                 24,738,538
                                                                     ----------

 PREFERRED STOCKS--4.81%

Broadcasting-2.10%
Comcast Corp., 2.000%, due 10/15/29                        4,500        510,750
Cox Communications, Inc., 7.000%                           8,500        522,219
MediaOne Group, Inc., 6.250%                               2,210        198,762
                                                                     ----------
                                                                      1,231,731
                                                                     ----------
Internet Services-0.42%
PSINet, Inc., Series 144A, 7.000%+                         7,235        245,086
                                                                     ----------
Publishing & Printing-0.91%
Tribune Co., 2.000%, due 05/15/29                          4,625        533,031
                                                                     ----------
Utilities - Electric & Gas-1.38%
Houston Industries, Inc.,
  7.000%, due 07/01/00                                     2,495        306,885
Reliant Energy, Inc., due 09/15/29                         6,970        506,196
                                                                     ----------
                                                                        813,081
                                                                     ----------

  TOTAL PREFERRED STOCKS
  (Cost $2,881,341)                                                   2,822,929
                                                                     ----------

 CONVERTIBLE BONDS-2.39%

                                                   Principal Value
                                                   ---------------

Broadcasting-0.18%
TeleWest Communications, PLC,
  Series 144A, 5.250%, due 02/19/07                   $   80,000        107,728
                                                                     ----------
Computer Software - Mainframe-0.22%
i2 Technologies, Inc., Series 144A,
  5.250%, due 12/15/06                                    85,000        129,731
                                                                     ----------
Internet Services-0.66%
BEA Systems, Inc., Series 144A,
  4.000%, due 12/15/06                                   111,000        172,466
Exodus Communications, Inc.,
  4.750%, due 07/15/08                                   152,000        216,600
                                                                     ----------
                                                                        389,066
                                                                     ----------
Telecommunications - Wireless-0.58%
Nextel Communications, Inc.,
  4.750%, due 07/01/07                                   130,000        342,875
                                                                     ----------
Telecommunications - Wireline-0.53%
Telefonos de Mexico,
  4.250%, due 06/15/04                                   240,000        310,800
                                                                     ----------
Utilities - Electric & Gas-0.22%
Alliant Energy Resources, Inc.,
  Series 144A, 7.250%, due 02/15/30                        1,875        128,906
                                                                     ----------

  TOTAL CONVERTIBLE BONDS
  (Cost $1,187,416)                                                   1,409,106
                                                                     ----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


82
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--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
 CORPORATE BONDS--23.87%

Company                                           Principal Value   Market Value
--------------------------------------------------------------------------------

Banking-0.08%
Firstar Bank Corp, NA, 7.125%,
  due 12/01/09                                        $   50,000     $   47,411
                                                                     ----------
Beverages-1.61%
Anheuser-Busch Co., Inc.,
  5.375%, due 09/15/08                                   500,000        437,088
Coca-Cola Entertainment, Inc.,
  6.625%, due 08/01/04                                   140,000        136,955
Coca-Cola Entertainment, Inc.,
  7.125%, due 09/30/09                                   390,000        376,242
                                                                     ----------
                                                                        950,285
                                                                     ----------
Broadcasting-1.94%
Libery Media Group,
  7.875%, due 07/15/09                                   275,000        264,765
Cox Communications, Inc.,
  7.000%, due 08/15/01                                   200,000        198,951
Cox Communications, Inc.,
  7.500%, due 08/15/04                                   230,000        228,882
Cox Communications, Inc.,
  7.750%, due 08/15/06                                   250,000        248,782
CSC Holdings, Inc., Series B,
  8.125%, due 07/15/09                                   100,000         97,317
CSC Holdings, Inc., Series B,
  8.125%, due 08/15/09                                   100,000         97,290
                                                                     ----------
                                                                      1,135,987
                                                                     ----------
Chemicals-1.56%
E. I. du Pont Nemours and Co.,
  6.750%, due 10/15/04                                   500,000        493,741
E. I. du Pont Nemours and Co.,
  6.875%, due 10/15/09                                   125,000        121,566
Lyondell Chemical Co., Series A,
  9.625%, due 05/01/07                                   305,000        300,425
                                                                     ----------
                                                                        915,732
                                                                     ----------
Computer Software - Mini & Micro-0.22%
Sun Microsystems, Inc., 7.650%,
  due 08/15/09                                           130,000        129,936
                                                                     ----------
Financial Services-9.35%
American Express Co.,
  6.750%, due 06/23/04                                   285,000        278,091
Charles Schwab Corp., The,
  8.050%, due 03/01/10+                                  200,000        199,833
Ford Motor Credit,
  7.250%, due 01/15/03                                   375,000        371,631
Ford Motor Credit,
  7.750%, due 02/15/07+                                  250,000        249,614
Ford Motor Credit,
  5.800%, due 01/12/09                                   600,000        521,958
GE Capital Corp.,
  7.000%, due 03/01/02+                                  485,000        483,559
GE Capital Corp.,
  7.000%, due 02/03/03+                                  590,000        587,603
GE Capital Corp.,
  7.250%, due 02/01/05+                                  500,000        500,917
GE Capital Corp.,
  7.370%, due 01/19/10                                   500,000        504,715
General Motors Acceptance Corp.,
  5.850%, 01/14/09                                       800,000        699,670
Houshold Finance Corp.,
  8.000%, due 05/09/05+                                  110,000        110,871
International Business Machine Corp.,
  7.000%, 01/28/02+                                    1,000,000        996,684
                                                                     ----------
                                                                      5,505,146
                                                                     ----------
Internet Services-1.35%
Exodus Communications, Inc.,
  11.250%, due 07/01/08                                  500,000        495,000
PSINet, Inc., 11.000%, due 08/01/09                      325,000        300,625
                                                                     ----------
                                                                        795,625
                                                                     ----------
Medical - Biotechnology-0.40%
Pharmacia Corp., 5.375%, due 12/01/05                    250,000        233,955
                                                                     ----------
Multimedia-1.71%
Viacom, Inc., 7.750%, due 06/01/05                     1,000,000      1,006,969
                                                                     ----------
Retail Stores-1.75%
Wal-Mart Stores, Inc.,
  6.150%, due 08/10/01                                   250,000        247,601
Wal-Mart Stores, Inc.,
  6.550%, due 08/10/04                                   300,000        296,053
Wal-Mart Stores, Inc.,
  6.875%, due 08/10/09                                   500,000        488,930
                                                                     ----------
                                                                      1,032,584
                                                                     ----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              83
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                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
 CORPORATE BONDS--CONTINUED

Company                                         Principal Value    Market Value
--------------------------------------------------------------------------------

Telecommunications - Equipment &
  Services-1.10%
Lucent Technoligies, Inc.,
  5.500%, due 11/15/08                            $    600,000     $    534,656
                                                                   ------------
Metromedia Fiber Network, Inc.,
  10.000%, due 12/15/09                                115,000          113,275
                                                                   ------------
                                                                        647,931
                                                                   ------------
Telecommunications - Integrated-0.66%
360 Communications Corp.,
  7.500%, due 03/01/06                                 125,000          123,730
AT&T Corp., 6.000%, due 03/15/09                       300,000          267,492
                                                                   ------------
                                                                        391,222
                                                                   ------------
Telecommunications - Wireless-2.14%
Nextel Communications, Inc.,
  9.375%, due 11/15/09                                 727,000          694,285
VoiceStream Wireless Corp.,
  10.375%, due 11/15/09                                545,000          564,075
                                                                   ------------
                                                                      1,258,360
                                                                   ------------

  TOTAL CORPORATE BONDS
  (Cost $14,412,923)                                                 14,051,143
                                                                   ------------

  GOVERNMENT & AGENCY OBLIGATIONS--16.65%

Government Agency-2.25%
Federal Home Loan Bank,
  6.750%, due 02/01/02+                                250,000          249,397
Federal Home Loan Mortgage Corp.,
  7.000%, due 03/15/10+                                100,000           99,158
Federal National Mortgage Association,
  6.250%, due 11/15/02                                 425,000          418,626
Federal National Mortgage Association,
  5.750%, due 04/15/03                                 575,000          557,171
                                                                   ------------
                                                                      1,324,352
                                                                   ------------
U.S. Treasury Bonds and Notes-14.40%
United States Treasury Note,
  5.875%, due 11/30/01                               1,495,000        1,481,919
United States Treasury Note,
  5.875%, due 11/15/04                               4,715,000        4,644,275
United States Treasury Note,
  6.000%, due 08/15/09                               2,360,000        2,340,825
                                                                   ------------
                                                                      8,467,019
                                                                   ------------

  TOTAL GOVERNMENT &
  AGENCY OBLIGATIONS
  (Cost $9,866,604)                                                   9,791,371
                                                                   ------------

  TOTAL INVESTMENTS
  (Cost $47,482,914)                                     89.76%      52,813,087
Other assets, less liabilities                           10.24        6,008,502
                                                        ------     ------------

  TOTAL NET ASSETS                                      100.00%    $ 58,821,589
                                                        ======     ============

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


84
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

"Yield spreads have widened significantly during the past year, making the yields on high-income bonds very attractive relative to other fixed-income securities."

                                    --Bernard A. Scozzafava, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 January 1, 1998

               ---------------------------------------------------

                                  FUND MANAGER
                    Massachusetts Financial Services Company

               ---------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                   To seek a high level of income by investing
                     primarily in corporate obligations with
                    emphasis on higher-yielding, higher risk,
                       lower-rated or unrated securities.

               ---------------------------------------------------

                            NET ASSETS AS OF 6/30/00
                                   $10,793,942

               ---------------------------------------------------

                               NUMBER OF HOLDINGS
                                       218

               ---------------------------------------------------

                               PORTFOLIO TURNOVER
                                     21.15%

--------------------------------------------------------------------------------

               ---------------------------------------------------

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                    7.4 years

--------------------------------------------------------------------------------

                    -----------------------------------------
                                 IN THIS SECTION
                    -----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                    -----------------------------------------

                    -----------------------------------------
                               BERNARD SCOZZAFAVA
                                 Vice President

                      o Joined MFS in 1989

                      o M.S. from Massachusetts Institute of
                        Technology

                      o Graduate of Hamilton College
                    -----------------------------------------


                                                                              85
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--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

              [PIE CHART]

         Corporate Bonds-94.39%
           Common Stock-0.39%
         Preferred Stock-2.24%
       Rights and Warrants-0.75%
               Cash-2.23%

-----------------------------------------
                              PERCENT OF
PORTFOLIO QUALITY             PORTFOLIO++
-----------------------------------------

AA                                1.11%
BBB                               1.55%
BB                               11.09%
B                                68.29%
CCC                               7.27%
D 0.26%
Not Rated                         4.82%
Cash & Cash Equivalents           2.23%

-----------------------------------------
                              PERCENT OF
TOP TEN HOLDINGS              PORTFOLIO++
-----------------------------------------

PSINet, Inc., 11.000%,
  due 08/01/09                   1.22%
Riverwood Int'l. Corp.,
  10.250%, due 04/01/06          1.13%
COLT Telecom Group,
  0.000%, Step, due 12/15/06     1.12%
Esat Telecom, Series B,
  11.875%, due 12/01/08          1.11%
Nextel Communication,
   0.000%, Step, 02/15/08        1.10%
NTL, Inc., Series B, 0.000%,
  Step, due 04/01/08             1.03%
P&L Coal Holdings, 9.625%,
  due 05/15/08                   1.00%
LIN Television Corp.,
  0.000%, Step, due 03/01/08     0.99%
Paxson Communication,
  11.625%, due 10/01/02          0.96%
Tele1 Europe, B.V., 13.000%,
  due 05/15/09                   0.96%

   ++Represents market value of
       investments plus cash.

This Portfolio carries a higher degree of risk than other bond portfolios because it invests in lower grade issues.

[ENDSIDEBAR]

      In a market where many bonds traded flat or lower, successful avoidance of the credit problems and bankruptcies that hurt a variety of industries really helped the Portfolio's performance. We also weren't afraid to lock in profits on a number of subscription warrants -- securities issued with a bond or preferred stock that entitles the holder to buy a proportionate amount of common stock at a specified price. Some of these warrants, such as Jazztel PLC , Colt Telecommunications, and Versatel Telecom all spiked up dramatically early in the period. We could have been tempted to hold on to these positions given the strong fundamental outlook for these companies, but we weren't comfortable with the additional risk and decided to reduce our exposure. Many of these telecommunications and technology securities have subsequently come down quite a bit following the sell off in the equity market during the second quarter.

      The key to avoiding credit defaults is research. I believe MFS' research capabilities are second to none in the industry. JPVF High Yield Bond Portfolio is backed by a large group of investment professionals dedicated exclusively to the high-income market. Our research analysts use a variety of models to analyze the credit risk and business prospects of the companies they cover. We carefully measure and manage the underlying financial stability of each company we hold in the portfolio.

      Our strategy for picking securities for this Portfolio is similar to equity investing, it is a research intensive, company-by-company, bottom-up approach. First, we look at a company's business risks, then we consider the financial risks. Finally, we look at all the different ways of investing in the company and how the market is pricing each one of the securities. From this analysis, we try to pick the bond that offers the best risk-adjusted return.

      Some of the holdings that helped our portfolio's performance were Jazztel, Colt Telecommunications, and Versatel Telecom. Our holding in Esat Holdings, Ltd., another telecommunications company, also provided a nice boost to performance after it was bought out by British Telecom. In addition, despite the weak performance for many chemical companies, our holding in Lyondell Chemical was one of our strongest performers during the quarter. The company's bonds experienced a strong rally following an improvement in its financial results due to higher prices for its core products and successful cost-reduction programs. Additionally, the Company closed a large asset sale during the quarter and used the proceeds to pay down debt.

      As for future opportunities, we view telecom and media as defensive industries that offer attractive growth and income


86
--------------------------------------------------------------------------------
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

possibilities in this volatile market. Most people are not going to turn off their cable or mobile phones if the economy slows down. On the other hand, some of the big-ticket capital items may experience a slow down in consumer spending due to higher interest rates. Given the current economic environment, we like the telecom and media sectors, and we've increased our exposure to these industries by about two percent since the beginning of the year. We've taken some money off the table in some of the more cyclical industries, such as steel and paper packaging, as well as in general manufacturing. We increased holdings in gaming and energy bonds, which we also view as somewhat defensive positions. In particular, energy companies have been paying down debt and increasing their cash reserves in the event oil prices come down a bit, but we see oil prices remaining steady in the near term.

      Looking ahead, we're cautiously optimistic about a recovery for the high-income market. While it's difficult to rule out further volatility given the uncertain interest-rate environment, the high-income market has been weak for quite some time now. Yield spreads--the yield difference between non-investment grade debt and Treasuries--have widened significantly during the past year, making the yields on high-income bonds very attractive relative to other fixed-income securities. In addition, we believe the economy will remain healthy and corporate earnings will remain strong. And, ultimately, the high-yield market tracks corporate earnings.


--------------------------------------------------------------------------------
        High Yield Bond Portfolio and Lehman Bros. High Yield Bond Index
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

              [LINE GRAPH]

                HIGH YIELD          LEHMAN
                   BOND            BROTHERS
                PORTFOLIO         HIGH YIELD

 1/1/98            10000             10000
                   10289             10336
 6/98              10387             10450
                    9640              9975
                   10089             10187
                   10537             10375
 6/99              10470             10410
                   10338             10263
                   10572             10430
                   10524             10186
 6/00              10529             10303

----------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------

                                LEHMAN
                    HIGH      BROS. HIGH
                    YIELD     YIELD BOND
                    BOND         INDEX
YTD                 -0.41%      -1.21%
1 YEAR               0.57%      -1.02%
INCEPTION            2.09%       1.20%

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the High Yield Bond Portfolio (the "Portfolio") at its inception with a similar investment in the Lehman Bros. High Yield Bond Index. For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Lehman Bros. High Yield Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.


                                                                              87
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                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                              (Unaudited)
                                              Six Months
                                                 Ended        Year Ended    Year Ended
                                                 June          December      December
                                               30, 2000        31, 1999      31, 1998

Net asset value, beginning of period          $     9.19      $    9.49      $   10.00

Income From Investment Operations
  Net investment income                             0.38           0.75           0.60
  Net gains and losses on securities
    (both realized and unrealized)                 (0.42)         (0.30)         (0.51)
                                              ----------      ---------      ---------

  Total from investment operations                 (0.04)          0.45           0.09

Less Distributions to Shareholders
  Dividends from net investment income                            (0.75)         (0.60)
  Dividends in excess of net
    investment income
  Distributions from capital gains
  Distributions in excess of capital gains
  Returns of capital
                                              ----------      ---------      ---------

  Total distributions                               0.00          (0.75)         (0.60)

  Net asset value, end of period              $     9.15      $    9.19      $    9.49
                                              ==========      =========      =========

  Total Return (A)                                 (0.41%)         4.79%          0.89%

  Ratios to Average Net Assets: (B)
    Expenses                                        1.17%          1.15%          1.24%
    Net investment income                           8.28%          7.58%          7.85%

  Portfolio Turnover Rate                          21.15%         43.44%         84.21%

Net Assets, At End of Period                  $10,793,942     $9,401,814     $7,968,843

--------------------------------------------------------------------------------

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)   Per share data and ratios are calculated on an annualized basis.


88
--------------------------------------------------------------------------------
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
 COMMON STOCK--0.38%

Company                                                 Shares     Market Value
--------------------------------------------------------------------------------

Telecommunications - Wireline-0.38%
Comple Tel Holdings, LLC,
  Series 144A, Class B+                                    500     $    25,000
Viatel, Inc.+                                              575          16,423
                                                                   -----------
                                                                        41,423
                                                                   -----------

  TOTAL COMMON STOCK
  (Cost $4,841)                                                         41,423
                                                                   -----------

  PREFERRED STOCK--2.20%

Broadcasting-0.50%
CSC Holdings, Inc., Series M,
  11.125%, due 04/01/08                                    513          53,993
                                                                   -----------
Publishing & Printing-0.52%
Primedia, Inc., Series H,
  8.625%, due 04/01/10                                     650          55,900
                                                                   -----------
Telecommunications - Equipment
  & Services-0.36%
Global Crossing, Ltd.,
  10.500%, due 12/01/08                                    400          38,600
                                                                   -----------
Telecommunications - Wireless-0.82%
Crown Castle International Corp.,
  12.750%, due 12/15/10                                     60          60,842
Rural Cellular Corp., Series B,
  11.375%, due 05/15/10                                     30          28,203
                                                                   -----------
                                                                        89,045
                                                                   -----------

  TOTAL PREFERRED STOCK
  (Cost $235,642)                                                      237,538
                                                                   -----------
 RIGHTS AND WARRANTS--0.73%

Broadcasting-0.15%
Ono Finance, PLC, Series 144A,
  Equity Value Certificate, due 05/31/09+                  105          15,724
                                                                   -----------
Telecommunications - Equipment &
  Services-0%
DTI Holdings, Inc., Warrants,
  exp. 03/01/08+                                           325               3
                                                                   -----------
Telecommunications - Integrated-0.03%
Jazztel, PLC, Warrants, exp. 04/01/09+                      40           3,690
                                                                   -----------
Telecommunications - Wireless-0.02%
American Mobile Satellite Corp.,
  Warrants, exp. 04/01/08+                                  60           2,400
                                                                   -----------
Telecommunications - Wireline-0.53%
Allegiance Telecom, Inc.,
  Warrants, exp. 02/03/08+                                 100          14,013
Versatel Telecom, B.V.,
  Series 144A, Warrants, exp. 05/15/08+                     80          43,570
                                                                   -----------
                                                                        57,583
                                                                   -----------

  TOTAL RIGHTS AND WARRANTS
  (Cost $4,700)                                                         79,400
                                                                   -----------

 CORPORATE BONDS--78.91%

                                                 Principal Value
                                                 ---------------
Aerospace & Defense-1.91%
Argo-Tech Corp., 8.625%,
  due 10/01/07                                       $  40,000          28,000
BE Aerospace, Inc., Series B, 8.000%,
  due 03/01/08                                          50,000          42,250
K & F Industries, Inc., Series B,
  9.250%, due 10/15/07                                  90,000          85,050
L-3 Communications Corp., Series B,
  10.375%, due 05/01/07                                 50,000          50,875
                                                                   -----------
                                                                       206,175
                                                                   -----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              89
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                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
 CORPORATE BONDS--CONTINUED

Company                                          Principal Value   Market Value
--------------------------------------------------------------------------------

Automotive Parts & Equipment-0.69%
Hayes Wheels International, Inc.,
  11.000%, due 07/15/06                           $     57,000     $    56,003
Hayes Wheels International, Inc.,
  Series B, 9.125%, due 07/15/07                        20,000          17,900
                                                                   -----------
                                                                        73,903
                                                                   -----------
Broadcasting-13.03%
Adelphia Communications Corp.,
  Series 144A, 8.375%, due 02/01/08                    100,000          88,375
Adelphia Communications Corp.,
  9.375%, due 11/15/09                                  20,000          18,500
Albritton Communications Co.,
  Series B, 9.750%, due 11/30/07                        40,000          38,400
Chancellor Media Corp., Series B,
  8.750%, due 06/15/07                                  40,000          40,100
Chancellor Media Corp., 8.000%,
  due 11/01/08                                          50,000          50,313
Benedek Communications Corp.,
  Zero Coupon, Step-up, due 05/15/06                    80,000          56,000
Charter Communications Holdings, LLC,
  8.250%, due 04/01/07                                 100,000          88,250
Charter Communications Holdings, LLC,
  Zero Coupon, Step-up, due 04/01/11                   115,000          65,263
Citadel Broadcasting Co., 9.025%,
  due 11/15/08                                          60,000          58,200
CSC Holdings, Inc., Series B, 8.125%,
  due 08/15/09                                          50,000          48,645
Cumulus Media, Inc., 10.375%,
  due 07/01/08                                          50,000          42,250
EchoStar DBS Corp., 9.375%,
  due 02/01/09                                         100,000          96,000
Fox/Liberty Networks, LLC, 8.875%,
  due 08/15/07                                          55,000          54,588
Frontiervision, LP, 11.000%, due 10/15/06               50,000          50,500
Frontiervision Holdings, LP, Zero Coupon,
  Step-up, due 09/15/07                                 45,000          38,925
Granite Broadcasting Corp., 10.375%,
  due 05/15/05                                           5,000           4,750
Granite Broadcasting Corp., 8.875%,
  due 05/15/08                                          15,000          12,975
Insight Midwest, LP/Insight Capital, Inc.,
  9.750%, due 10/01/09                                  90,000          88,200
Lenfest Communications, Inc., 8.375%,
  due 11/01/05                                          40,000          40,842
LIN Television Corp., Zero Coupon,
  Step-up, due 03/01/08                                160,000         105,200
Paxon Communications Corp.,
  11.625%, due 10/01/02                                100,000         102,250
Telemundo Group, Inc., Series B,
  Zero Coupon, Step-up, due 08/15/08                   125,000          86,250
United International Holdings, Inc.
  Series B, Zero Coupon, Step-up,
  due 02/15/08                                          85,000          59,500
XM Satellite Radio Inc., Series 144A,
  14.000%, due 03/15/10                                 55,000          48,400
Young Broadcasting, Inc., Series B,
  8.750%, due 06/15/07                                  25,000          23,000
                                                                   -----------
                                                                     1,405,676
                                                                   -----------
Building Materials-3.66%
American Standard Companies, Inc.,
  7.375%, due 02/01/08                                 100,000          90,500
Building Materials Holding Corp.,
  Series B, 7.750%, due 07/15/05                        50,000          41,125
Building Materials Holding Corp.,
  Series B, 8.625%, due 12/15/06                        65,000          54,113
Formica Corp., Series B, 10.875%,
  due 03/01/09                                          50,000          39,000
MMI Products, Inc., Series B,
  11.250%, due 04/15/07                                 60,000          59,100
Nortek, Inc., 9.875%, due 03/01/04                      30,000          28,500
Nortek, Inc., Series B, 9.250%,
  due 03/15/07                                          25,000          23,375
Nortek, Inc., Series B, 8.875%,
  due 08/01/08                                          20,000          18,100
Synthetic Industries, Inc.,
  Series 144A, 13.000%, due 12/13/00                    41,250          40,631
                                                                   -----------
                                                                       394,444
                                                                   -----------

--------------------------------------------------------------------------------

                       See notes to financial statements.


90
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--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
 CORPORATE BONDS--CONTINUED

Company                                          Principal Value   Market Value
--------------------------------------------------------------------------------

Chemicals-3.05%
Huntsman ICI Chemicals, LLC,
  10.125%, due 07/01/09                           $    100,000     $   100,750
Lyondell Chemical Co., Series A,
  9.625%, due 05/01/07                                  35,000          34,475
Lyondell Chemical Co., Series B,
  9.875%, due 05/01/07                                  65,000          64,188
Lyondell Chemical Co., 10.875%,
  due 05/01/09                                          10,000           9,950
Sovereign Specialty Chemicals, Inc.
  Series 144A, 11.875% due 03/15/10                     45,000          46,294
Sterling Chemicals, Inc., Series B,
  12.375%, due 07/15/06                                 15,000          15,225
Sterling Chemicals, Inc., Series A,
  11.250%, due 04/01/07                                 75,000          59,250
                                                                   -----------
                                                                       330,132
                                                                   -----------
Commercial Services-1.80%
Anacomp, Inc., Series B,
  10.875%, due 04/01/04                                 95,000          60,681
Iron Mountain, Inc., 10.125%,
  due 10/01/06                                          25,000          25,000
Pierce Leahy Corp., 11.125%,
  due 07/15/06                                          30,000          30,975
Williams Scotsman, Inc., 9.875%,
  due 06/01/07                                          85,000          77,350
                                                                   -----------
                                                                       194,006
                                                                   -----------
Computer Software - Mainframe-0.49%
Verio, Inc., 10.375%, due 4/01/05                       50,000          52,500
                                                                   -----------
Cosmetics & Personal Care-0.23%
Remington Product Co., LLC, Series B,
  11.000%, due 05/15/06                                 30,000          25,350
                                                                   -----------
Educational Services-0.47%
Kindercare Learning Centers, Inc.,
  Series B, 9.500%, due 02/15/09                        55,000          50,600
                                                                   -----------
Electronic Components-0.45%
Moog, Inc., Series B, 10.000%,
  due 05/01/06                                          50,000          48,750
                                                                   -----------
Entertainment & Leisure-5.98%
Argosy Gaming Co., 10.750%,
  due 06/01/09                                          80,000          82,700
Aztar Corp., 8.875%, due 05/15/07                       85,000          80,113
Boyd Gaming Corp., 9.500%,
  due 07/15/07                                         100,000          96,000
Coast Hotels & Casinos, Inc.,
  9.500%, due 04/01/09                                 100,000          95,000
Hollywood Park, Inc., Series B,
  9.250%, due 02/15/07                                  50,000          49,750
Horseshoe Gaming, Series B,
  8.625%, due 05/15/09                                  65,000          61,263
Isle of Capri Casinos, Inc.,
  8.750%, due 04/15/09                                  20,000          18,500
MGM Grand, Inc., 9.750%,
  due 06/01/07                                          80,000          81,400
Station Casinos, Inc., 8.875%,
  due 12/01/08                                          85,000          80,963
                                                                   -----------
                                                                       645,689
                                                                   -----------
Financial Services-0.17%
Madison River Capital, LLC,
  Series 144A, 13.250%,
  due 03/01/10                                          20,000          18,000
                                                                   -----------
Forest Products & Paper-1.92%
Buckeye Technologies, Inc., 8.500%,
  due 12/15/05                                          40,000          38,500
Buckeye Technologies, Inc., 9.250%,
  due 09/15/08                                          40,000          40,000
Specialty Paperboard, Inc., 9.375%,
  due 10/15/06                                          70,000          67,200
U.S. Timberlands Co., L.P., 9.625%,
  due 11/15/07                                          70,000          61,600
                                                                   -----------
                                                                       207,300
                                                                   -----------
Healthcare-1.19%
Fresenius Medical Capital Trust II,  Unit,
  7.875%, due 02/01/08                                      35          31,150
Prime Medical Services, Inc.,
  8.750%, due 04/01/08                                  60,000          49,800
Tenet Healthcare Corp.,
  8.000%, due 01/15/05                                  50,000          48,000
                                                                   -----------
                                                                       128,950
                                                                   -----------

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              91
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--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
 CORPORATE BONDS--CONTINUED

Company                                          Principal Value   Market Value
--------------------------------------------------------------------------------

Home Furnishings-1.07%
Sealy Mattress, Co., Series B,
  9.875%, due 12/15/07                            $     65,000     $    62,725
Simmons Co., Series B,
  10.250%, due 03/15/09                                 60,000          53,250
                                                                   -----------
                                                                       115,975
                                                                   -----------
Internet Services-2.68%
Exodus Communications, Inc.,
  11.250%, due 07/01/08                                 50,000          49,500
Exodus Communications, Inc.,
  10.750%, due 12/15/09                                 15,000          14,475
Exodus Communications, Inc.,
  Series 144A, 11.625%, due 07/15/10                    50,000          50,125
Globix Corp., 12.50% due 02/01/10                       45,000          36,900
PSINet, Inc., 11.500%, due 11/01/08                     10,000           9,400
PSINet, Inc., 11.000%, due 08/01/09                    140,000         129,489
                                                                   -----------
                                                                       289,889
                                                                   -----------
Lodging-0.30%
HMH Properties, Inc., Series C,
  8.450%, due 12/01/08                                  35,000          32,419
                                                                   -----------
Machinery-1.99%
Columbus McKinnon Corp.,
  8.500%, due 04/01/08                                  75,000          64,500
Newcor, Inc., Series B,
  9.875%, due 03/01/08                                  40,000          12,000
Numatics, Inc., Series B,
  9.625%, due 04/01/08                                  40,000          32,000
Simonds Industries, Inc.,
  10.250%, due 07/01/08                                 35,000          28,744
Thermadyne Holdings Corp., Zero
  Coupon, Step-up, due 06/01/08                        150,000          54,000
Thermadyne Holdings Corp.,
  9.875%, due 06/01/08                                  30,000          23,063
                                                                   -----------
                                                                       214,307
                                                                   -----------
Manufacturing-2.10%
Blount International, Inc.,
  13.000%, due 08/01/09                                 75,000          76,500
Classic Cable, Inc.,
  10.500%, due 03/01/10                                 35,000          32,288
International Knife & Saw, Inc.,
  11.375%, due 11/15/06                                 50,000          26,000
Polymer Group, Inc., Series B,
  9.000%, due 07/01/07                                  50,000          42,500
Samsonite Corp., 10.750%, due 06/15/08                  60,000          50,100
                                                                   -----------
                                                                       227,388
                                                                   -----------
Medical Products-0.32%
ALARIS Medical Systems, Inc.,
  9.750%, due 12/01/06                                  45,000          29,700
ALARIS Medical, Inc., Zero Coupon,
  Step-up, due 08/01/08                                 30,000           4,575
                                                                   -----------
                                                                        34,275
                                                                   -----------
Mining & Metals - Ferrous & Nonferrous-4.42%
AK Steel Holding Corp., 9.125%,
  due 12/15/06                                          58,000          55,680
Commonwealth Aluminum Corp.,
  10.750%, due 10/01/06                                 45,000          43,200
Earle M. Jorgensen Co., Series B,
  9.500%, due 04/01/05                                  50,000          46,500
Haynes International, Inc., 11.625%,
  due 09/01/04                                          75,000          52,500
International Utility Structures, Inc.,
  10.750%, due 02/01/08                                 40,000          32,800
Kaiser Aluminum & Chemical Corp.,
  9.875%, due 02/15/02                                  75,000          71,250
Metal Management, Inc., 10.000%,
  due 05/15/08                                          50,000          27,500
Oxford Automotive, Inc., Series D,
  10.125%, due 06/15/07                                 15,000          13,050
P & L Coal Holdings Corp., 9.625%,
  due 05/15/08                                         115,000         106,663
WCI Steel, Inc., Series B, 10.000%,
  due 12/01/04                                          30,000          27,900
                                                                   -----------
                                                                       477,043
                                                                   -----------

--------------------------------------------------------------------------------

                       See notes to financial statements.


92
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
                            HIGH YIELD BOND PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
 CORPORATE BONDS--CONTINUED

Company                                          Principal Value   Market Value
--------------------------------------------------------------------------------

Office Equipment-0.18%
General Binding Corp., 9.375%,
  due 06/01/08                                    $     30,000     $    19,500
                                                                   -----------
Oil & Gas - Distribution & Marketing-0.49%
Clark USA, Inc., Trizec, 10.875%,
  due 12/01/05                                          40,000          22,000
Clark R&M, Inc., 8.625%, due 08/15/08                   40,000          31,400
                                                                   -----------
                                                                        53,400
                                                                   -----------
Oil & Gas - Integrated-0.48%
Pioneer Natural Resources Co.,
  9.625%, due 04/01/10                                  50,000          51,631
                                                                   -----------
Oil & Gas Producers-2.86%
Chesapeake Energy Corp., Series B,
  9.625%, due 05/01/05                                  90,000          87,300
Continental Resources, Inc.,
  10.250%, due 08/01/08                                 25,000          22,313
Forest Oil Corp., 10.500%,
  due 01/15/06                                          50,000          50,875
HS Resources, Inc., 9.250%,
  due 11/15/06                                          50,000          48,625
Ocean Energy, Inc., Series B,
  8.875%, due 07/15/07                                 100,000          99,500
                                                                   -----------
                                                                       308,613
                                                                   -----------
Oil & Gas Services & Equipment-0.42%
R & B Falcon Corp., 9.500%,
  due 12/15/08                                          45,000          45,225
                                                                   -----------
Packaging & Containers-4.04%
Applied Extrusion Technologies, Inc.,
  Series B, 11.500%, due 04/01/02                       25,000          25,063
Ball Corp., 8.250%, due 08/01/08                        60,000          56,400
Gaylord Container Corp., Series B,
  9.875%, due 02/15/08                                  65,000          51,350
Gaylord Container Corp., Series B,
  9.750%, due 06/15/07                                  80,000          52,000
Huntsman Packaging Corp., UNIT,
  Series 144A, 13.000%, 06/01/10                        20,000          20,600
Riverwood International Corp.,
  10.250%, due 04/01/06                                125,000         120,000
Silgan Holdings, Inc., 9.000%,
  due 06/01/09                                          65,000          59,963
US Can Corp., Series B, 10.125%,
  due 10/15/06                                          50,000          51,250
                                                                   -----------
                                                                       436,626
                                                                   -----------
Photo Equipment-0.10%
Polaroid Corp., 11.500%, due 2/15/06                    10,000          10,600
                                                                   -----------
Publishing & Printing-1.08%
Hollinger International Publishing, Inc.,
  9.250%, due 03/15/07                                  50,000          49,250
Liberty Group Operating, Inc., 9.375%,
  due 02/01/08                                          20,000          16,400
Mail-Well, Inc., Series B, 8.750%,
  due 12/15/08                                           5,000           4,200
World Color Press, Inc., 8.375%,
  due 11/15/08                                          25,000          24,150
World Color Press, Inc., 7.750%,
  due 02/15/09                                          25,000          23,145
                                                                   -----------
                                                                       117,145
                                                                   -----------
Retail Stores-1.44%
Duane Reade, Inc., 9.250%, due 02/15/08                 50,000          44,250
Finlay Fine Jewelery Corp., 9.000%,
  due 05/01/08                                          10,000           8,800
Finlay Fine Jewelery Corp., 8.375%,
  due 05/01/08                                          25,000          22,250
Jitney-Jungle Stores America, Inc.,
  12.000%, due 03/01/06+                                90,000          13,500
Musicland Group, Inc., 9.000%,
  due 06/15/03                                          25,000          22,625
Musicland Group, Inc., Series B,
  9.875%, due 03/15/08                                  35,000          28,700
Pathmark Stores, Inc., 11.625%,
  due 06/15/02                                          55,000          13,750
                                                                   -----------
                                                                       153,875
                                                                   -----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              93
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
 CORPORATE BONDS--CONTINUED

Company                                          Principal Value   Market Value
--------------------------------------------------------------------------------

Telecommunications - Equipment & Services-4.77%
DTI Holdings, Inc., Series B, Zero Coupon,
  Step-up, due 03/01/08                           $     65,000     $    27,300
Global Crossing Holdings, Ltd.,
  9.625%, due 05/15/08                                  85,000          82,450
ITC^DeltaCom, Inc., 11.000%,
  due 06/01/07                                          95,000          95,950
Level 3 Communications, Inc.,
  Series 144A, 10.750%, due 03/15/08                    25,000          22,455
Level 3 Communications, Inc.,
  9.125%, due 05/01/08                                 105,000          94,238
Metromedia Fiber Network, Inc.,
  10.000%, due 11/15/08                                 90,000          88,650
NorthEast Optic Network, Inc.,
  12.750%, due 08/15/08                                 25,000          23,875
Spectrasite Holdings, Inc., Zero Coupon,
  Step-up, due 07/15/08                                 25,000          17,375
Spectrasite Holdings, Inc., Zero Coupon,
  Step-up, due 04/15/09                                 75,000          43,875
Spectrasite, Series 144A, 10.750%,
  due 03/15/10                                          20,000          19,950
                                                                   -----------
                                                                       516,118
                                                                   -----------
Telecommunications - Integrated-3.46%
Hyperion Telecommunications, Inc.,
  12.000%, due 11/01/07                                 55,000          51,700
MGC Communications, Inc., Series 144A,
  13.000%, due 04/01/10                                 75,000          70,500
NEXTLINK Communications, Inc.,
  9.625%, due 10/01/07                                  30,000          28,275
NEXTLINK Communications, Inc.,
  10.750%, due 06/01/09                                 90,000          88,650
NTL, Inc., Series B, Zero Coupon,
  Step-up, due 04/01/08                                175,000         109,375
NTL Communications Corp., Series B,
  Zero Coupon, Step-up, due 10/01/08                    40,000          25,400
                                                                   -----------
                                                                       373,900
                                                                   -----------
Telecommunications - Wireless-5.56%
Centennial Cellular Corp., 10.750%,
  due 12/15/08                                          95,000          92,269
Crown Castle International Corp.,
  10.750%, due 08/01/11                                 90,000          91,238
AMSC Acquisition Co., Inc., Series B,
  12.250%, due 04/01/08                                 60,000          46,800
Nextel Communications, Inc.,
  Zero Coupon, Step-up, due 10/31/07                    50,000          37,125
Nextel Communications, Inc.,
  Zero Coupon, Step-up, due 02/15/08                   160,000         117,200
Nextel International, Inc.,
  Zero Coupon, Step-up, due 04/15/08                    70,000          45,500
Rural Cellular Corp., Series B,
  9.625%, due 05/15/08                                  65,000          63,050
Triton PCS, Inc., Zero  Coupon,
  Step-up, due 05/01/08                                 50,000          36,250
VoiceStream Wireless Corp.,
  10.375%, due 11/15/09                                 20,000          20,700
Western Wireless Corp.,
  10.500%, due 02/01/07                                 50,000          51,000
                                                                   -----------
                                                                       601,132
                                                                   -----------
Telecommunications - Wireline-4.97%
Allegiance Telecom, Inc., Series B,
  Zero Coupon, Step-up, due 02/15/08                    75,000          54,375
Allegiance Telecom, Inc.,
  12.875%, due 05/15/08                                 85,000          92,013
Focal Communications Corp.,
  Series B, Zero Coupon, Step-up,
   due 02/15/08                                         35,000          23,625
Focal Communications Corp.,
  Series 144A, 11.875%, due 01/15/10                    65,000          65,325
GT Group Telecom, Inc., UNIT,
  Zero Coupon, Step-up, due 02/01/10                   100,000          55,500
ICG Holdings, Inc., Zero Coupon,
  Step-up, due 05/01/06                                 60,000          49,650
MJD Communications, Inc., Series B,
  9.500%, due 05/01/08                                  45,000          40,050
NorthPoint Communications Group, Inc.,
  Series 144A, 12.875%, due 02/15/10                    35,000          25,200
Time Warner Telecom, LLC, 9.750%,
  due 07/15/08                                          55,000          53,213
Viatel, Inc., 11.250%, due 04/15/08                     55,000          40,700
Viatel, Inc., Zero Coupon, Step-up,
  due 04/15/08                                          85,000          38,250
                                                                   -----------
                                                                       537,901
                                                                   -----------

--------------------------------------------------------------------------------

                       See notes to financial statements.


94
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
 CORPORATE BONDS--CONTINUED

Company                                          Principal Value   Market Value
--------------------------------------------------------------------------------

Textiles & Apparel-0.50%
J. Crew Operating Corp., 10.375%,
  due 10/15/07                                    $     55,000     $    45,100
J. Crew Group, Series B, Zero Coupon,
  Step-up, due 10/15/08                                 15,000           8,138
                                                                   -----------
                                                                        53,238
                                                                   -----------
Transportation-0.64%
GulfMark Offshore, Inc., 8.750%,
  due 06/01/08                                          75,000          69,563
                                                                   -----------
  TOTAL CORPORATE BONDS
  (Cost $9,398,219)                                                  8,521,238
                                                                   -----------

 FOREIGN BONDS--14.00%

Aerospace & Defense-0.34%
Satelites Mexicanos, S.A., de CV,
  Series B, 10.125%, due 11/01/04                       55,000          36,850
                                                                   -----------
Beverages-0.15%
Fage Dairy Industries, SA, 9.000%,
  due 02/01/07                                          20,000          16,000
                                                                   -----------
Broadcasting-2.65%
Callahan Nordrhein-Westfalen,
  Series 144A, 14.000%, due 07/15/10                    60,000          60,000
TeleWest Communications, PLC,
  9.625%, due 10/01/06                                  45,000          42,075
Telewest Communications, PLC,
  Zero Coupon, Step-up, due 10/01/07                    25,000          23,688
Telewest Communications, PLC,
  Series 144A, 9.875%, due 02/01/10                     10,000           9,300
Telewest Communications, PLC,
  Series 144A, Zero Coupon,
  Step-up, due 02/01/10                                 50,000          26,750
United Pan-Europe Communications,
  N.V., Series B, 10.875%,
  due 08/01/09                                         100,000          87,000
United Pan-Europe Communications,
  N.V., Series B, 11.250%,
  due 02/01/10                                          40,000          35,600
                                                                   -----------
                                                                       284,413
                                                                   -----------
Chemicals-0.17%
PCI Chemicals Canada, Inc.,
  9.250%, due 10/15/07                                  30,000          18,600
                                                                   -----------
Financial Services-0.92%
Ono Finance, PLC, UNIT,
  13.000%, due 05/01/09                                105,000          99,225
                                                                   -----------
Insurance-0.62%
Willis Corroon Corp., 9.000%,
  due 02/01/09                                          80,000          67,200
                                                                   -----------
Lodging-0.45%
Prime Hospitality Corp., Series B,
  9.750%, due 04/01/07                                  50,000          48,250
                                                                   -----------
Mining & Metals - Ferrous & Nonferrous-0.48%
Russel Metals, Inc., UNIT, 10.000%,
  due 06/01/09                                          55,000          52,319
                                                                   -----------
Telecommunications - Equipment &
  Services-0.50%
Energis, PLC, 9.750%, due 06/15/09                      55,000          53,900
                                                                   -----------
Telecommunications - Integrated-0.30%
Jazztel, PLC, 14.000%, due 04/01/09                     35,000          31,850
                                                                   -----------
Telecommunications - Wireless-1.38%
Dolphin Telecom, PLC, Zero Coupon,
  Step-up, due 06/01/08                                100,000          37,500
Dolphin Telecom, PLC, Series B,
  Zero Coupon, Step-up, due 05/15/09                    25,000           8,750
Millicom International Cellular, S A.,
  Zero Coupon, Step-up, due 06/01/06                    85,000          72,250
PTC International Finance II, SA,
  11.250%, due 02/01/09                                 30,000          30,450
                                                                   -----------
                                                                       148,950
                                                                   -----------

--------------------------------------------------------------------------------

                       See notes to financial statements.


95
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)-CONTINUED

--------------------------------------------------------------------------------
 FOREIGN BONDS--CONTINUED

Company                                          Principal Value   Market Value
--------------------------------------------------------------------------------

Telecommunications - Wireline-6.04%
360 Networks, Inc., 13.000%,
  due 07/15/07                                    $     20,000     $    20,175
Comple Tel Europe, N.V., Series B,
  Zero Coupon, Step-up  due 02/15/09                    50,000          25,000
Colt Telecom Group, PLC, Zero Coupon,
  Step-up, due 12/15/06                                135,000         118,969
Esat Telecom Group, PLC, Series B,
  11.875%, due 12/01/08                                100,000         117,750
Esprit Telecom Group, PLC, 10.875%,
  due 06/15/08                                          50,000          34,000
Hermes Europe Railtel, B.V., 10.375%,
  due 01/15/09                                          75,000          61,125
MetroNet Communications Corp.,
  Zero Coupon, Step-up, due 11/01/07                    25,000          21,958
Tele1 Europe, B.V., 13.000%,
  due 05/15/09                                         100,000         101,500
Versatel Telecom, B.V., 13.250%,
  due 05/15/08                                          80,000          81,400
Worldwide Fiber, Inc., 12.000%,
  due 8/01/09                                           75,000          70,875
                                                                   -----------
                                                                       652,752
                                                                   -----------

  TOTAL FOREIGN BONDS
  (Cost $1,640,251)                                                  1,510,309
                                                                   -----------

  TOTAL INVESTMENTS
  (Cost $11,283,653)                                     96.22%     10,389,908
Other assets, less liabilities                            3.78         404,034
                                                        ------     -----------

  TOTAL NET ASSETS                                      100.00%    $10,793,942
                                                        ======     ===========

--------------------------------------------------------------------------------

                       See notes to financial statements.


96
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

"While the Fed refrained from raising interest rates during its last meeting, we don't believe the possibility of future interest rates hikes can be ruled out."

                                       --Jean O. Alessandro, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 August 1, 1985

               ---------------------------------------------------

                                  FUND MANAGER
                    Massachusetts Financial Services Company

               ---------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                 To achieve the highest possible current income,
                   consistent with preservation of capital and
                            maintenance of liquidity.

               ---------------------------------------------------

                            NET ASSETS AS OF 6/30/00
                                   $30,447,742

               ---------------------------------------------------

                               NUMBER OF HOLDINGS
                                       24

               ---------------------------------------------------

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                    30.6 days

--------------------------------------------------------------------------------

                    -----------------------------------------
                                 IN THIS SECTION
                    -----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                    -----------------------------------------

                    -----------------------------------------
                               Jean O. Alessandro

                      o Joined MFS in 1986

                      o Assistant Vice President of MFS
                        Investment Management

                      o Bachelors degree from the University
                        of Connecticut

                    -----------------------------------------


                                                                              97
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

                 [PIE CHART]

        Short-Term Obligations-98.45%
                  Cash-1.55%

-----------------------------------------
                              PERCENT OF
PORTFOLIO QUALITY             PORTFOLIO++
-----------------------------------------

AAA                              100.00%

      ++Represents market value of
         investments plus cash.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the FDIC or any other U.S. Government agency.

[ENDSIDEBAR]

      The Portfolio seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing in short-term money market securities issued or guaranteed by the U.S. Treasury, its agencies, or instrumentalities of the U.S. government, as well as in the highest-quality corporate and bank issues, in order to minimize credit risk.

      Despite some signs of moderating economic growth in the second quarter of 2000, the U.S. economy continued to grow steadily and unemployment fell to 30-year lows. Historically, these conditions have caused inflation to accelerate, and the Federal Reserve Board (the Fed) moved to contain the inflationary pressures that usually accompany this backdrop.

      While the Fed refrained from raising interest rates during its last meeting, we don't believe the possibility of future interest rates hikes can be ruled out. Current consensus is that the Federal Reserve will raise the discount and Fed funds rate at least 0.25 basis points. The range of estimates is for a
0.25 basis points increase to a 0.50 basis points increase by year-end. This increase will most likely come at the end of August with some analysts predicting another increase of 0.25 basis points in December. The Federal Reserve has raised rates three times already this year for a total increase of 100 basis points.

      We continue to limit the Portfolio's investments to securities issued or guaranteed by the U.S. Treasury, agencies, or instrumentalities of the U.S. government, as well as to the highest quality corporate and bank issues, in order to provide maximum security against credit risk. On June 30, 2000, approximately 35% of the portfolio was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues.


98
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                             (Unaudited)
                                             Six Months
                                                Ended        Year Ended     Year Ended     Year Ended     Year Ended    Year Ended
                                                June          December       December       December       December      December
                                              30, 2000        31, 1999       31, 1998       31, 1997       31, 1996      31, 1995

Net asset value, beginning of period         $     10.85    $     10.37    $     10.23    $     10.25    $     10.27    $     10.25

Income From Investment Operations
  Net investment income                             0.32           0.44           0.35           0.52           0.50           0.50
  Net gains and losses on securities
    (both realized and unrealized)                 (0.04)          0.04           0.14          (0.02)         (0.02)          0.02
                                             -----------    -----------    -----------    -----------    -----------    -----------

  Total from investment operations                  0.28           0.48           0.49           0.50           0.48           0.52

Less Distributions to Shareholders
  Dividends from net investment income             (0.32)         (0.35)         (0.52)         (0.50)         (0.50)
  Dividends in excess of net
    investment income                              (0.22)
  Distributions from capital gains
  Distributions in excess of capital gains
  Returns of capital
                                             -----------    -----------    -----------    -----------    -----------    -----------

  Total distributions                              (0.54)          0.00          (0.35)         (0.52)         (0.50)         (0.50)

Net asset value, end of period               $     10.59    $     10.85    $     10.37    $     10.23    $     10.25    $     10.27
                                             ===========    ===========    ===========    ===========    ===========    ===========

Total Return (A)                                    2.76%          4.57%          4.86%          4.86%          4.65%          5.06%

Ratios to Average Net Assets: (B)
  Expenses                                          0.57%          0.60%          0.64%          0.60%          0.62%          0.63%
  Net investment income                             5.45%          4.46%          4.74%          4.74%          4.54%          4.89%

Portfolio Turnover Rate (C)                          N/A            N/A            N/A            N/A            N/A            N/A

Net Assets, At End of Period                 $30,447,742    $36,381,953    $24,416,645    $ 9,435,454    $ 7,896,257    $ 8,312,676

--------------------------------------------------------------------------------

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)   Per share data and ratios are calculated on an annualized basis.

(C) There were no purchases and/or sales of securities other than short term obligations during the period. Therefore, the portfolio turnover rate has not been calculated.


                                                                              99
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
 SHORT-TERM OBLIGATIONS--99.78%

Company                                          Principal Value   Market Value
--------------------------------------------------------------------------------

Aerospace & Defense-3.27%
United Technologies Corp.,
  6.570%, due 07/28/00                            $  1,000,000     $   995,073
                                                                   -----------
Agricultural Operations-2.78%
Archer-Daniels-Midland Co.,
  6.550%, due 07/21/00                                 850,000         846,907
                                                                   -----------
Financial Services-22.89%
American Express Co., 6.480%,
  due 07/06/00                                       1,000,000         999,100
Bell Atlantic Network Funding,
  6.550%, due 08/16/00                               1,000,000         991,631
Ford Motor Credit Co., 6.480%,
  due 07/10/00                                       1,000,000         998,380
Gannett Co., Inc., 6.550%,
  due 07/20/00                                       1,000,000         996,543
International Business Machine Corp.,
  6.510%, 07/12/00                                   1,000,000         998,011
McGraw-Hill Companies Inc., The,
  6.530%, due 08/08/00                               1,000,000         993,107
Morgan Stanley Dean Witter & Co.,
  6.090%, due 08/28/00                               1,000,000         989,318
                                                                   -----------
                                                                     6,966,090
                                                                   -----------
Government Agency-64.32%
Federal Home Loan Bank, 6.480%,
  due 07/03/00                                       1,700,000       1,699,388
Federal Home Loan Bank, 6.460%,
  due 09/05/00                                       1,395,000       1,378,955
Federal Home Loan Bank, 6.460%,
  due 09/08/00                                       1,000,000         987,959
Federal Farm Credit Bank, 6.420%,
  due 09/13/00                                       1,500,000       1,480,590
Federal Home Loan Mortgage Corp.,
  6.360%, due 07/05/00                               3,800,000       3,797,292
Federal Home Loan Mortgage Corp.,
  6.410%, due 07/18/00                               1,300,000       1,296,065
Federal Home Loan Mortgage Corp.,
  6.450%, due 08/10/00                               1,000,000         992,833
Federal Home Loan Mortgage Corp.,
  6.420%, due 08/15/00                               1,500,000       1,487,963
Federal National Mortgage Association,
  6.440%, due 07/07/00                               1,200,000       1,196,565
Federal National Mortgage Association,
  6.370%, due 07/11/00                               1,000,000         998,230
Federal National Mortgage Association,
  6.400%, due 07/19/00                               1,500,000       1,495,200
Federal National Mortgage Association,
  6.420%, due 08/03/00                               1,000,000         994,115
Federal National Mortgage Association,
  6.510%, due 08/24/00                               1,800,000       1,782,495
                                                                   -----------
                                                                    19,587,650
                                                                   -----------
Oil & Gas Services & Equipment-3.24%
Halliburton Co., 6.560%,
  due 09/18/00                                       1,000,000         985,684
                                                                   -----------
Telecommunications - Integrated-3.28%
SBC Communications, Inc., 6.460%,
  due 07/07/00                                       1,000,000         998,923
                                                                   -----------

  TOTAL SHORT-TERM OBLIGATIONS
  (Cost $30,379,045)                                                30,380,327

  TOTAL INVESTMENTS
  (Cost $30,379,045)                                     99.78%     30,380,327
Other assets, less liabilities                            0.22          67,415
                                                        ------     -----------

  TOTAL NET ASSETS                                      100.00%    $30,447,742
                                                        ======     ===========

--------------------------------------------------------------------------------

                       See notes to financial statements.


100
--------------------------------------------------------------------------------

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

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 2000 (Unaudited)

                                              International       World      Global Hard     Emerging         Capital
                                                  Equity      Growth Stock     Assets         Growth           Growth
                                                Portfolio       Portfolio     Portfolio      Portfolio       Portfolio
Assets
Investments, at cost-see
  accompanying portfolios                      $37,237,756    $112,492,587   $5,771,697    $151,105,970    $230,725,275
                                               ===========    ============   ==========    ============    ============

Investments, at market value (Notes B and C)   $40,550,914    $133,556,137   $5,865,865    $205,074,465    $401,421,191
Cash                                             1,905,985       3,775,559       60,480          29,547      12,036,924
Accrued investment income                          107,982         617,634       14,916          48,174          52,021
Receivable for portfolio securities sold                           160,079      172,821       8,835,540
Receivable for foreign currency contracts                                                         1,570
Receivable for daily variation on
  futures contracts
Other assets                                                                      2,384
                                               -----------    ------------   ----------    ------------    ------------
    Total Assets                                42,564,881     138,109,409    6,116,466     213,989,296     413,510,136

Liabilities
Payable for portfolio securities purchased         420,843                      256,085       8,983,432
Payable for foreign currency contracts
Accrued investment advisory fees (Note D)           34,930          83,763        3,931         131,730         327,965
Accrued expenses                                     6,561           5,955          980          11,782          19,391
Other liabilities                                                                 2,384
                                               -----------    ------------   ----------    ------------    ------------
    Total Liabilities                              462,334          89,718      263,380       9,126,944         347,356

NET ASSETS                                     $42,102,547    $138,019,691   $5,853,086    $204,862,352    $413,162,780
                                               ===========    ============   ==========    ============    ============

Net Assets Consist of:
Par value                                      $    30,016    $     52,223   $    6,535    $     56,048    $    102,697
Capital paid in                                 37,537,755     101,439,334    9,490,642     119,345,462     230,464,177
Undistributed net investment income (loss)         (65,974)      1,004,659       46,938        (389,262)     (1,302,428)
Accumulated net realized gain (loss)             1,280,948      14,436,761   (3,785,176)     31,883,320      13,202,418
Net unrealized gain (loss) on investments        3,313,158      21,063,550       94,168      53,968,495     170,695,916
Net unrealized loss on futures contracts
Net unrealized gain (loss) on
  translation of assets and liabilities
  in foreign currency                                6,644          23,164          (21)         (1,711)
                                               -----------    ------------   ----------    ------------    ------------

NET ASSETS                                     $42,102,547    $138,019,691   $5,853,086    $204,862,352    $413,162,780
                                               ===========    ============   ==========    ============    ============

Shares of common stock
  outstanding ($0.01 par value,
  1,000,000,000 shares authorized)               3,001,565       5,222,301      653,551       5,604,906      10,269,738
                                               ===========    ============   ==========    ============    ============

Net asset value, offering & redemption
  price per share                              $     14.03    $      26.43   $     8.96    $      36.55    $      40.23
                                               ===========    ============   ==========    ============    ============

--------------------------------------------------------------------------------

                       See notes to financial statements.


102
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

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

    Small                          S&P 500                                    High Yield        Money
    Company        Growth           Index           Value        Balanced        Bond           Market
   Portfolio      Portfolio       Portfolio       Portfolio      Portfolio     Portfolio      Portfolio


 $80,684,554    $53,218,752    $173,398,578    $70,681,307    $47,482,914   $11,283,653    $30,379,045
 ===========    ===========    ============    ===========    ===========   ===========    ===========

 $81,226,211    $66,146,689    $173,697,002    $70,445,357    $52,813,087   $10,389,908    $30,380,327
   3,729,609      6,738,891       5,942,266      5,933,206      5,165,582       237,461        478,707
      18,409         28,385         174,725        169,252        493,844       228,502            624
      36,179      2,381,713         911,695      3,422,990        569,434        58,093      2,900,000
                                                                      151

                                     42,290

 -----------    -----------    ------------    -----------    -----------   -----------    -----------
  85,010,408     75,295,678     180,767,978     79,970,805     59,042,098    10,913,964     33,759,658


       4,648      1,326,731         476,429      2,006,477        182,403       110,000      3,298,802
                                                                                    116
      50,846         43,014          35,380         49,949         35,740         6,762         12,340
       2,816          3,416           2,355          7,312          2,366         3,144            774

 -----------    -----------    ------------    -----------    -----------   -----------    -----------
      58,310      1,373,161         514,164      2,063,738        220,509       120,022      3,311,916

 $84,952,098    $73,922,517    $180,253,814    $77,907,067    $58,821,589   $10,793,942    $30,447,742
 ===========    ===========    ============    ===========    ===========   ===========    ===========


 $    52,797    $    30,783    $    179,741    $    44,725    $    40,734   $    11,796    $    28,738
  86,794,787     56,086,925     179,563,575     76,771,546     50,359,047    11,768,824     29,588,725
    (230,012)       (97,074)        315,597        454,596        786,812       446,810        830,263
  (2,207,131)     4,973,946            (523)       872,150      2,304,842      (539,642)        (1,266)
     541,657     12,927,937         298,424       (235,950)     5,330,173      (893,745)         1,282
                                   (103,000)


                                                                      (19)         (101)
 -----------    -----------    ------------    -----------    -----------   -----------    -----------

 $84,952,098    $73,922,517    $180,253,814    $77,907,067    $58,821,589   $10,793,942    $30,447,742
 ===========    ===========    ============    ===========    ===========   ===========    ===========



   5,279,685      3,078,374      17,974,073      4,472,556      4,073,339     1,179,585      2,873,801
 ===========    ===========    ============    ===========    ===========   ===========    ===========


 $     16.09    $     24.01    $      10.03    $     17.42    $     14.44   $      9.15    $     10.59
 ===========    ===========    ============    ===========    ===========   ===========    ===========


                                                                             103
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For the Period Ended June 30, 2000 (Unaudited)

                                             International     World      Global Hard     Emerging        Capital
                                                 Equity     Growth Stock     Assets        Growth          Growth
                                               Portfolio      Portfolio    Portfolio     Portfolio       Portfolio

Investment Income

Income
 Interest                                    $    32,207    $     66,968    $ 13,404    $    414,171    $   220,104
 Dividends                                       272,076       1,998,907      71,535         138,136        613,366
 Foreign taxes withheld                          (18,755)       (161,423)     (3,179)         (9,471)       (28,379)
                                             -----------    ------------    --------    ------------    -----------

    Total investment income                      285,528       1,904,452      81,760         542,836        805,091
                                             -----------    ------------    --------    ------------    -----------

Expenses:
 Advisory fees (Note D)                          195,856         497,968      21,283         790,413      1,989,913
 Custodian fees                                   21,567          34,184       5,581          43,663          1,999
 Shareholder reports                               7,498          22,312         948          33,209         74,588
 Professional fees                                 2,145           7,319         311          10,927         23,502
 Insurance expense                                   118             404          17             601          1,619
 Directors fees                                      437           1,493          64           2,210          4,705
 Security valuation                                5,092           7,857       3,269           6,822          1,296
 Miscellaneous expenses                              966           3,291         140           4,902          9,897
                                             -----------    ------------    --------    ------------    -----------

    Gross expenses                               233,679         574,828      31,613         892,747      2,107,519
 Expenses paid by JPIA (Note D)
                                             -----------    ------------    --------    ------------    -----------

    Total net expenses                           233,679         574,828      31,613         892,747      2,107,519

    Net investment income (loss)                  51,849       1,329,624      50,147        (349,911)    (1,302,428)
                                             -----------    ------------    --------    ------------    -----------

Realized and Unrealized Gain (Loss)
    on Investments and Foreign Currency

 Net realized gain (loss) on investments       1,399,107      14,436,761      42,738      32,229,907     13,212,517
 Net realized gain on futures contracts
 Net realized gain (loss) from foreign
    currency transactions                        (91,704)       (128,529)     (2,640)         (2,918)
 Net unrealized gain (loss) on investments    (3,834,271)    (10,114,208)    (17,364)    (36,124,377)    13,879,340
 Net unrealized loss on futures contracts
 Net unrealized gain (loss) on translation
    of assets and liabilities in
    foreign currency                               6,848          42,843         (12)         (4,058)
                                             -----------    ------------    --------    ------------    -----------

    Net realized and unrealized
       gain (loss) on investments
       and foreign currency                   (2,520,020)      4,236,867      22,722      (3,901,446)    27,091,857
                                             -----------    ------------    --------    ------------    -----------

 Net increase (decrease) in net assets
    resulting from operations                $(2,468,171)   $  5,566,491    $ 72,869    $ (4,251,357)   $25,789,429
                                             ===========    ============    ========    ============    ===========

--------------------------------------------------------------------------------

                       See notes to financial statements.


104
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

  Small                         S&P 500                                  High Yield    Money
 Company          Growth         Index         Value        Balanced        Bond       Market
Portfolio        Portfolio     Portfolio     Portfolio      Portfolio     Portfolio   Portfolio




$     78,316    $   137,021    $  39,068    $   111,958    $   931,366    $ 502,406    $917,306
      58,248         32,544      362,181        659,188         99,624        6,304
                       (478)      (4,828)        (4,847)        (2,363)
------------    -----------    ---------    -----------    -----------    ---------    --------

     136,564        169,087      396,421        766,299      1,028,627      508,710     917,306
------------    -----------    ---------    -----------    -----------    ---------    --------


     329,775        233,049       69,278        281,340        175,985       40,356      76,179
      10,030         14,239        7,084          4,697          7,131        7,345       2,487
      14,894         10,229        7,989         14,752          9,245        1,805       5,153
       4,886          3,384        3,502          4,791          3,035          592       1,685
         269            240          483            339            215           33         119
         990            682          587            991            618          121         344
       5,121          2,872        4,098          2,723          4,444       12,561         345
       2,190          1,466        3,938          2,070          1,317          266         731
------------    -----------    ---------    -----------    -----------    ---------    --------

     368,155        266,161       96,959        311,703        201,990       63,079      87,043
                                 (16,135)
------------    -----------    ---------    -----------    -----------    ---------    --------

     368,155        266,161       80,824        311,703        201,990       63,079      87,043

    (231,591)       (97,074)     315,597        454,596        826,637      445,631     830,263
------------    -----------    ---------    -----------    -----------    ---------    --------




   1,746,644      5,132,010      (39,388)     1,010,666      2,312,294     (112,820)        (68)
                                  38,865

                                                                (9,204)       1,179
 (11,543,669)    (1,589,856)     298,424     (3,022,952)    (2,162,723)    (378,907)        (40)
                                (103,000)


                                                                (2,222)        (101)
------------    -----------    ---------    -----------    -----------    ---------    --------



  (9,797,025)     3,542,154      194,901     (2,012,286)       138,145     (490,649)       (108)
------------    -----------    ---------    -----------    -----------    ---------    --------


$(10,028,616)   $ 3,445,080    $ 510,498    $(1,557,690)   $   964,782    $ (45,018)   $830,155
============    ===========    =========    ===========    ===========    =========    ========

--------------------------------------------------------------------------------


                                                                             105
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 International                    World                          Global Hard
                                                     Equity                    Growth Stock                         Assets
                                                    Portfolio                    Portfolio                         Portfolio
                                          --------------------------    ----------------------------    ---------------------------
                                          (Unaudited)                   (Unaudited)                      (Unaudited)
                                          Six Months       Year         Six Months          Year          Six Months       Year
                                             Ended         Ended           Ended            Ended           Ended          Ended
                                             June         December          June           December          June         December
                                           30, 2000       31, 1999        30, 2000         31, 1999        30, 2000       31, 1999

Increase (decrease) in net assets:

 Net investment income (loss)             $    51,849    $   (12,916)   $  1,329,624    $  2,119,222    $     50,147    $    87,486
 Net realized gain (loss) on
    security transactions                   1,399,107      2,863,886      14,436,761       2,002,877          42,738       (106,911)
 Net realized gain (loss) from foreign
    currency transactions                     (91,704)       (41,980)       (128,529)        (65,980)         (2,640)        (8,795)
 Net unrealized gain (loss)
    on investments                         (3,834,271)     5,181,215     (10,114,208)     19,470,411         (17,364)       758,154
 Net unrealized gain (loss)  on
    translation of assets and
    liabilities in foreign currency             6,848         41,176          42,843         (25,501)            (12)           338
                                          -----------    -----------    ------------    ------------    ------------    -----------

 Net increase (decrease) in net assets
    resulting from operations              (2,468,171)     8,031,381       5,566,491      23,501,029          72,869        730,272
 Distribution to shareholders from
    net investment income                                                 (1,814,768)       (369,547)        (69,014)        (5,738)
 Distribution to shareholders from
    capital gains                          (2,889,915)                    (1,975,834)     (1,361,644)
 Increase (decrease) in net assets
    derived from shareholder
    transactions (Note E)                  11,820,252     11,032,719       3,216,794         359,867         324,505        466,529
                                          -----------    -----------    ------------    ------------    ------------    -----------

 Net increase (decrease) in net assets      6,462,166     19,064,100       4,992,683      22,129,705         328,360      1,191,063

NET ASSETS:
 Beginning of Period                       35,640,381     16,576,281     133,027,008     110,897,303       5,524,726      4,333,663
                                          -----------    -----------    ------------    ------------    ------------    -----------

 End of Period                            $42,102,547    $35,640,381    $138,019,691    $133,027,008    $  5,853,086    $ 5,524,726
                                          ===========    ===========    ============    ============    ============    ===========

Undistributed net investment
 income (loss)                            $   (65,974)   $   (26,119)   $  1,004,659    $  1,618,332    $     46,938    $    68,445
                                          ===========    ===========    ============    ============    ============    ===========

--------------------------------------------------------------------------------

                       See notes to financial statements.


106
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           Emerging                       Capital                           Small
            Growth                         Growth                          Company
           Portfolio                      Portfolio                       Portfolio
----------------------------    ----------------------------    ---------------------------
 (Unaudited)                      (Unaudited)                     (Unaudited)
 Six Months         Year          Six Months        Year          Six Months        Year
    Ended           Ended            Ended          Ended           Ended          Ended
    June           December          June          December          June         December
  30, 2000         31, 1999        30, 2000        31, 1999        30, 2000       31, 1999



$   (349,911)   $   (484,703)   $ (1,302,428)   $ (1,097,039)   $   (231,591)   $  (110,303)

  32,229,907      19,583,258      13,212,517      17,603,105       1,746,644     (4,075,104)

      (2,918)        (53,344)

 (36,124,377)     60,477,704      13,879,340      90,958,724     (11,543,669)    15,549,849


      (4,058)          2,366                             (74)
------------    ------------    ------------    ------------    ------------    -----------


  (4,251,357)     79,525,281      25,789,429     107,464,716     (10,028,616)    11,364,442

                                                                                   (104,318)

 (18,808,455)                    (17,514,623)     (6,500,203)                    (1,941,991)


  38,449,216      14,152,290      39,023,575      66,897,435       1,989,175      5,329,758
------------    ------------    ------------    ------------    ------------    -----------

  15,389,404      93,677,571      47,298,381     167,861,948      (8,039,441)    14,647,891


 189,472,948      95,795,377     365,864,399     198,002,451      92,991,539     78,343,648
------------    ------------    ------------    ------------    ------------    -----------

$204,862,352    $189,472,948    $413,162,780    $365,864,399    $ 84,952,098    $92,991,539
============    ============    ============    ============    ============    ===========


$   (389,262)   $    (36,433)   $ (1,302,428)   $          0    $   (230,012)   $     1,579
============    ============    ============    ============    ============    ===========

--------------------------------------------------------------------------------

                                                                             107
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    S&P 500
                                                         Growth                      Index                        Value
                                                        Portfolio                  Portfolio                    Portfolio
                                             -----------------------------       -------------      -----------------------------
                                              (Unaudited)                         (Unaudited)        (Unaudited)
                                              Six Months           Year           Period from        Six Months         Year
                                                 Ended            Ended           May 1, 2000          Ended            Ended
                                                 June            December           through             June           December
                                               30, 2000          31, 1999        June 30, 2000        31, 1999         31, 1999

Increase (decrease) in net assets:

 Net investment income (loss)                $   (97,074)      $  (108,379)      $    315,597       $   454,596       $   650,206
 Net realized gain (loss) on
    security transactions                      5,132,010         4,619,061            (39,388)        1,010,666         7,959,217
 Net realized gain on futures contracts                                                38,865
 Net realized gain (loss) from foreign
    currency transactions
 Net unrealized gain (loss)
    on investments                            (1,589,856)       12,117,757            298,424        (3,022,952)       (4,805,279)
 Net unrealized loss on
    futures contracts                                                                (103,000)
 Net unrealized gain (loss)  on
    translation of assets and
    liabilities in foreign currency
                                             -----------       -----------       ------------       -----------       -----------

 Net increase (decrease) in net assets
    resulting from operations                  3,445,080        16,628,439            510,498        (1,557,690)        3,804,144
 Distribution to shareholders from
    net investment income                                                                              (648,155)
 Distribution to shareholders from
    capital gains                             (4,572,296)         (165,744)                          (8,077,932)         (517,197)
 Increase (decrease) in net assets
    derived from shareholder
    transactions (Note E)                     30,715,513        16,327,783        179,743,316        11,766,670         7,827,697
                                             -----------       -----------       ------------       -----------       -----------

 Net increase (decrease) in net assets        29,588,297        32,790,478        180,253,814         1,482,893        11,114,644

NET ASSETS:
 Beginning of Period                          44,334,220        11,543,742                  0        76,424,174        65,309,530
                                             -----------       -----------       ------------       -----------       -----------

 End of Period                               $73,922,517       $44,334,220       $180,253,814       $77,907,067       $76,424,174
                                             ===========       ===========       ============       ===========       ===========

Undistributed net investment
 income (loss)                               $   (97,074)      $         0       $    315,597       $   454,596       $   648,155
                                             ===========       ===========       ============       ===========       ===========

--------------------------------------------------------------------------------

                       See notes to financial statements.


108
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              High Yield                                Money
           Balanced                             Bond                                    Market
           Portfolio                          Portfolio                               Portfolio
-----------------------------      ----------------------------           -----------------------------
 (Unaudited)                       (Unaudited)                            (Unaudited)
 Six Months           Year          Six Months          Year               Six Months           Year
   Ended             Ended             Ended           Ended                  Ended             Ended
   June            December            June           December                June            December
 30, 2000          31, 1999          30, 2000         31, 1999              30, 2000          31, 1999



$   826,637       $ 1,088,188      $   445,631       $  771,576           $   830,263       $ 1,459,257

  2,312,294         3,234,523         (112,820)        (240,738)                  (68)             (307)


     (9,204)            7,471            1,179              (25)

 (2,162,723)        5,096,361         (378,907)         (94,693)                  (40)            3,884




     (2,222)           (4,667)            (101)
-----------       -----------      -----------       ----------           -----------       -----------


    964,782         9,421,876          (45,018)         436,120               830,155         1,462,834

 (1,118,262)           (7,596)                         (771,551)           (1,459,257)

 (2,957,773)         (703,150)


  8,619,424         9,488,534        1,437,146        1,768,402            (5,305,109)       10,502,474
-----------       -----------      -----------       ----------           -----------       -----------

  5,508,171        18,199,664        1,392,128        1,432,971            (5,934,211)       11,965,308


 53,313,418        35,113,754        9,401,814        7,968,843            36,381,953        24,416,645
-----------       -----------      -----------       ----------           -----------       -----------

$58,821,589       $53,313,418      $10,793,942       $9,401,814           $30,447,742       $36,381,953
===========       ===========      ===========       ==========           ===========       ===========


$   786,812       $ 1,087,641      $   446,810       $        0           $   830,263       $ 1,459,257
===========       ===========      ===========       ==========           ===========       ===========

--------------------------------------------------------------------------------


                                                                             109
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FOR THE PERIOD ENDED JUNE 30, 2000 (UNAUDITED)

NOTE A--ORGANIZATION

Jefferson Pilot Variable Fund, Inc. (the "Company") is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of the State of Maryland on October 19, 1984 for the purpose of funding flexible premium variable life insurance policies and variable annuity contracts issued by Jefferson Pilot Financial Insurance Company and its affiliates. The Company is composed of twelve separate portfolios (the "Portfolios"): the International Equity Portfolio, the World Growth Stock Portfolio, the Global Hard Assets Portfolio, the Emerging Growth Portfolio, the Capital Growth Portfolio, the Small Company Portfolio, the Growth Portfolio, the S&P 500 Index Portfolio, the Value Portfolio, the Balanced Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company:

Valuation of Investments: Investment securities are valued at the closing sales price on the exchange on which such securities are principally traded; securities traded in the over-the-counter market and securities traded on a national exchange for which no sales took place on the day of valuation are valued at the bid price at the close of trading. Quotations for foreign securities are in United States dollars and, accordingly, unrealized gains and losses on these securities reflect all foreign exchange fluctuations. Restricted securities are valued at fair value as determined in good faith by the Board of Directors. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Investment Security Transactions: Investment security transactions are recorded as of the trade date, the date the order to buy or sell is executed. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders from ordinary income and net realized capital gains are declared and distributed at least once annually. Distributions to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as dividends in excess of net investment income or accumulated net realized gains.

Foreign Currency Transactions: Certain Portfolios may engage in portfolio transactions that are denominated in foreign currency. All related receivables and payables are marked to market daily based on the most recent exchange rates listed at the close of the New York Stock Exchange.


110
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FOR THE PERIOD ENDED JUNE 30, 2000 (UNAUDITED)

The Portfolios do not isolate the portion of the operating results due to changes in foreign exchange rates on investments from the fluctuations arising from changes in the market value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains and losses arise from the fluctuation of exchange rates between trade date and settlement date on security transactions and from the difference between accrual date and payment date on accrued investment income. Net unrealized foreign exchange gains and losses are related to the fluctuation of exchange rates on the payables and receivables for securities and accrued investment income at June 30, 2000.

The Portfolios may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified currency relative to the U.S. dollar. The market value of the contract will fluctuate with changes in the currency exchange rates. Contracts are valued daily and the changes in the market values are recorded by the Portfolios as unrealized appreciation or depreciation of foreign currency translations. At June 30, 2000, the Emerging Growth Portfolio, Balanced Portfolio and High Yield Bond Portfolio had the following open forward foreign currency contracts:

----------------------------------------------------------------------------------------------------------
                                                                        U.S. Dollar   Unrealized
Contracts                     Settlement    Contracts to                 Value at     Appreciation
Sold                             Date         Deliver      Proceeds      06/30/00     (Depreciation)
----------------------------------------------------------------------------------------------------------

Emerging Growth Portfolio
Great British
 pounds                        07/06/00       392,915      $596,445      $594,875        $  1,570
                                                                                         ========
Balanced Portfolio
Great British
 pounds                        07/05/00        62,722        94,831        94,962        $   (131)
Great British
 pounds                        07/06/00        67,636       102,683       102,401             282
                                                                                         --------
                                                                                         $    151
                                                                                         ========
High Yield Bond Portfolio
Euro dollars                   09/13/00        25,000        23,960        24,076        $   (116)
                                                                                         ========
----------------------------------------------------------------------------------------------------------

Futures Contracts: The Portfolios (excluding World Growth Stock and Money Market Portfolios) may enter into futures contracts in order to manage exposure to changes in market conditions which may be more efficient or cost effective than trading the underlying securities. A futures contract is an agreement to buy or sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities of up to 5% of the contract value as collateral ("initial margin"). Subsequent payments ("variation margin") are made or received, daily, by the Portfolios. The variation margin is equal to the daily change in the contract value and is recorded to the

                                                                             111
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FOR THE PERIOD ENDED JUNE 30, 2000 (UNAUDITED)

Portfolios as an unrealized gain or loss. The risks of entering into futures contracts include the possibility that the change in the value of the contract may not correlate with changes in the underlying securities and that the market for the futures contract may be illiquid.

As of June 30, 2000, the Portfolios held the following futures contracts:

------------------------------------------------------------------------------------------------
                                                                       Market
Contracts                             Expiration       Number of        Value        Unrealized
Purchased                                Date          Contracts      06/30/00      Depreciation
------------------------------------------------------------------------------------------------
S&P 500 Index Portfolio
S&P 500 Stock Index Contracts           9/15/00            18        $6,239,425      $(103,000)
------------------------------------------------------------------------------------------------

Federal Income Taxes: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing all of its ordinary income and net realized capital gains. Therefore, no Federal tax provision is required.

Foreign taxes withheld represents amounts withheld by foreign tax authorities, net of refunds recoverable.

NOTE C--INVESTMENTS

Net realized gains and losses on investment securities sold are determined by using the first-in, first-out method.

At June 30, 2000, gross unrealized gains and losses were as follows:

---------------------------------------------------------------------------------------
Portfolio                               Gains               Losses         Gain (Loss)
---------------------------------------------------------------------------------------
International Equity Portfolio      $   5,286,003      $   1,972,845      $   3,313,158
World Growth Stock Portfolio           31,907,246         10,843,696         21,063,550
Global Hard Assets Portfolio              706,790            612,622             94,168
Emerging Growth Portfolio              60,190,036          6,221,541         53,968,495
Capital Growth Portfolio              178,095,829          7,399,913        170,695,916
Small Company Portfolio                19,457,078         18,915,421            541,657
Growth Portfolio                       13,644,664            716,727         12,927,937
S&P 500 Index Portfolio                 9,610,200          9,311,776            298,424
Value Portfolio                         6,778,624          7,014,574           (235,950)
Balanced Portfolio                      6,580,533          1,250,360          5,330,173
High Yield Bond Portfolio                 206,021          1,099,766           (893,745)
Money Market Portfolio                      1,282                  0              1,282
---------------------------------------------------------------------------------------

At June 30, 2000, the International Equity and World Growth Stock Portfolios had unrealized foreign currency gains of $6,644, and $23,164, respectively. The Global Hard Assets, Emerging Growth, Balanced, and High Yield Bond Portfolios had unrealized foreign currency losses of $21, $1,711, $19, and $101, respectively.

At December 31, 1999, the following Portfolios had accumulated realized capital losses, for Federal income tax purposes, which are available to be used to offset future


112
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FOR THE PERIOD ENDED JUNE 30, 2000 (UNAUDITED)

realized capital gains: the Global Hard Assets Portfolio had $3,748,893 of which $168,664 expires in 2007, $3,350,893 expires in 2006, and $229,336 expires in
2005; Small Company Portfolio had $3,929,985 which expires in 2007, High Yield Bond Portfolio had $389,261 of which $261,114 expires in 2007 and $128,147 expires in 2006; Money Market Portfolio had $1,197 of which $339 expires in 2007, $400 expires in 2002, $391 expires in 2004, and $67 expires in 2005.

In addition, during the period from November 1, 1999 through December 31, 1999, the International Equity and Emerging Growth Portfolios incurred foreign currency losses of $26,119 and $36,711, respectively. The Global Hard Assets and High Yield Bond Portfolios incurred capital losses of $8,393 and $29,028, respectively. These losses are treated for Federal income tax purposes as if they occurred on January 1, 2000. Accordingly, during 1999 these Portfolios may have made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.

Purchases and sales of investment securities for the period ended June 30, 2000, other than short-term obligations, were as follows:

--------------------------------------------------------------------
                                      Cost of
                                     Investment       Proceeds from
                                     Securities         Investment
Portfolio                            Purchased       Securities Sold
--------------------------------------------------------------------
International Equity Portfolio      $ 27,715,189      $ 19,207,573
World Growth Stock Portfolio          45,566,936        45,115,609
Global Hard Assets Portfolio           3,020,760         2,691,557
Emerging Growth Portfolio            204,111,513       189,477,634
Capital Growth Portfolio              45,821,380        29,541,190
Small Company Portfolio               31,210,356        28,154,836
Growth Portfolio                     119,468,970        98,941,018
S&P 500 Index Portfolio              176,141,469         3,058,892
Value Portfolio                       28,354,149        26,134,763
Balanced Portfolio                    21,263,191        19,949,759
High Yield Bond Portfolio              3,333,279         2,114,046
--------------------------------------------------------------------

NOTE D--INVESTMENT ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

The Company has entered into an investment management agreement with Jefferson Pilot Investment Advisory Corporation, "JPIA", a wholly-owned subsidiary of Jefferson-Pilot Corporation. Under the agreement, JPIA provides investment management and certain administrative services for the Company. JPIA has, in turn, retained Lombard Odier International Portfolio Management Limited to provide investment advisory services for the International Equity Portfolio; Templeton Global Advisors Limited to provide investment advisory services for the World Growth Stock Portfolio; Van Eck Associates Corporation to provide investment advisory services for the Global Hard Assets Portfolio; Lord, Abbett & Company to provide investment advisory services for the Small Company Portfolio; Strong Capital Management, Inc. to provide investment advisory services for the Growth Portfolio; Barclays Global


                                                                             113
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FOR THE PERIOD ENDED JUNE 30, 2000 (UNAUDITED)

Fund Advisors to provide investment advisory services for the S&P 500 Index Portfolio; Credit Suisse Asset Management, LLC, to provide investment advisory services for the Value Portfolio; Janus Capital Corporation to provide investment advisory services for the Capital Growth and Balanced Portfolios; and Massachusetts Financial Services Company to provide investment advisory services for the Emerging Growth, High Yield Bond and Money Market Portfolios. For its investment management and administrative services, JPIA is paid an annual fee through a daily charge based on a percentage of the average daily net asset value of each Portfolio as shown below:

----------------------------------------------------------------------------------------------
                                             First $200          Next $1.10        Over $1.30
Portfolio                                      Million             Billion           Billion
----------------------------------------------------------------------------------------------
International Equity Portfolio                  1.00%               1.00%             1.00%
World Growth Stock Portfolio                     .75%                .70%              .65%
Global Hard Assets Portfolio                     .75%                .70%              .65%
Emerging Growth Portfolio                        .80%                .75%              .70%
Capital Growth Portfolio                        1.00%                .95%              .90%
Small Company Portfolio                          .75%                .70%              .65%
Growth Portfolio                                 .75%                .75%              .75%
S&P 500 Index Portfolio                          .24%                .24%              .24%
Value Portfolio                                  .75%                .70%              .65%
Balanced Portfolio                               .75%                .70%              .65%
High Yield Bond Portfolio                        .75%                .75%              .75%
Money Market Portfolio                           .50%                .45%              .40%
----------------------------------------------------------------------------------------------

In addition, JPIA has entered into an expense reimbursement plan with the S&P 500 Index Portfolio. Under the Plan, JPIA has agreed to maintain an expense cap which limits the amount of expenses that can be borne by the Portfolio. Accordingly, JPIA will reimburse the Portfolio to the extent that the Portfolio's operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) exceed 0.28% of the Portfolio's average daily net assets.

NOTE E--SHAREHOLDERS' TRANSACTIONS

Following is a summary of transactions with shareholders for each Portfolio.

International Equity Portfolio

                                         For the Six Months Ended                     Year Ended
                                               June 30, 2000                       December 31, 1999
                                       ------------------------------------------------------------------
                                         Shares          Dollars              Shares           Dollars
                                         ------          -------              ------           -------
Shares issued                           769,688       $ 11,578,276          1,292,588       $ 17,117,146
Shares issued as reinvestment
   of dividends                         190,037          2,889,915              4,687             56,828
Shares redeemed                        (176,066)        (2,647,939)          (446,527)        (6,141,255)
                                       --------       ------------          ---------       ------------
      Net increase                      783,659       $ 11,820,252            850,748       $ 11,032,719
                                       ========       ============          =========       ============


114
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FOR THE PERIOD ENDED JUNE 30, 2000 (UNAUDITED)

World Growth Stock Portfolio

                                         For the Six Months Ended                     Year Ended
                                               June 30, 2000                       December 31, 1999
                                       ------------------------------------------------------------------
                                         Shares          Dollars              Shares           Dollars
                                         ------          -------              ------           -------
Shares issued                           172,683       $  4,480,065            276,903       $  6,365,605
Shares issued as reinvestment
   of dividends                         143,807          3,790,602            428,951          9,394,729
Shares redeemed                        (195,667)        (5,053,873)          (667,802)       (15,400,467)
                                       --------       ------------           --------       ------------
      Net increase                      120,823       $  3,216,794             38,052       $    359,867
                                       ========       ============           ========       ============

Global Hard Assets Portfolio

                                        For the Six Months Ended                  Year Ended
                                              June 30, 2000                    December 31, 1999
                                      ---------------------------------------------------------------
                                       Shares          Dollars              Shares           Dollars
                                       ------          -------              ------           -------
Shares issued                          315,500       $ 2,786,149           558,304       $ 4,852,391
Shares issued as reinvestment
   of dividends                          7,851            69,014             9,544            72,099
Shares redeemed                       (284,277)       (2,530,658)         (526,997)       (4,457,961)
                                      --------       -----------          --------       -----------
      Net increase                      39,074       $   324,505            40,851       $   466,529
                                      ========       ===========          ========       ===========

Emerging Growth Portfolio

                                         For the Six Months Ended                     Year Ended
                                               June 30, 2000                       December 31, 1999
                                       ------------------------------------------------------------------
                                         Shares          Dollars              Shares           Dollars
                                         ------          -------              ------           -------
Shares issued                           642,556       $ 25,502,160            842,144       $ 22,789,922
Shares issued as reinvestment
   of dividends                         456,374         18,808,455             20,335            468,598
Shares redeemed                        (152,303)        (5,861,399)          (361,203)        (9,106,230)
                                       --------       ------------           --------       ------------
      Net increase                      946,627       $ 38,449,216            501,276       $ 14,152,290
                                       ========       ============           ========       ============

Capital Growth Portfolio

                                         For the Six Months Ended                     Year Ended
                                               June 30, 2000                       December 31, 1999
                                       ------------------------------------------------------------------
                                         Shares          Dollars              Shares           Dollars
                                         ------          -------              ------           -------
Shares issued                           705,645       $ 28,329,421          1,812,698       $ 55,642,674
Shares issued as reinvestment
   of dividends                         417,542         17,514,623            583,668         16,688,505
Shares redeemed                        (171,274)        (6,820,469)          (176,653)        (5,433,744)
                                       --------       ------------          ---------       ------------
      Net increase                      951,913       $ 39,023,575          2,219,713       $ 66,897,435
                                       ========       ============          =========       ============

                                                                             115
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FOR THE PERIOD ENDED JUNE 30, 2000 (UNAUDITED)

Small Company Portfolio

                                        For the Six Months Ended                  Year Ended
                                              June 30, 2000                    December 31, 1999
                                      ---------------------------------------------------------------
                                       Shares          Dollars              Shares           Dollars
                                       ------          -------              ------           -------
Shares issued                          292,111       $ 4,856,656           329,975       $ 4,975,909
Shares issued as reinvestment
   of dividends                        617,583         9,761,271
Shares redeemed                       (163,026)       (2,867,481)         (619,778)       (9,407,422)
                                      --------       -----------          --------       -----------
      Net increase                     129,085       $ 1,989,175           327,780       $ 5,329,758
                                      ========       ===========          ========       ===========

Growth Portfolio

                                         For the Six Months Ended                     Year Ended
                                               June 30, 2000                       December 31, 1999
                                       ------------------------------------------------------------------
                                         Shares          Dollars              Shares           Dollars
                                         ------          -------              ------           -------
Shares issued                         1,197,366       $ 30,666,424          1,082,322       $ 17,287,033
Shares issued as reinvestment
   of dividends                         172,315          4,572,295             11,575            165,744
Shares redeemed                        (187,746)        (4,523,206)           (77,732)        (1,124,994)
                                      ---------       ------------          ---------       ------------
      Net increase                    1,181,935       $ 30,715,513          1,016,165       $ 16,327,783
                                      =========       ============          =========       ============

S & P 500 Index Portfolio

                                           For the Period from
                                           May 1, 2000 through
                                              June 30, 2000
                                      ------------------------------
                                        Shares            Dollars
Shares issued                         18,256,042       $ 182,515,802
Shares issued as reinvestment
   of dividends
Shares redeemed                         (281,969)         (2,772,486)
                                      ----------       -------------
      Net increase                    17,974,073       $ 179,743,316
                                      ==========       =============

Value Portfolio

                                         For the Six Months Ended                     Year Ended
                                               June 30, 2000                       December 31, 1999
                                       ------------------------------------------------------------------
                                         Shares          Dollars              Shares           Dollars
                                         ------          -------              ------           -------
Shares issued                           481,588       $  8,739,794            677,470       $ 13,575,173
Shares issued as reinvestment
   of dividends                         498,718          8,726,087             54,012          1,025,140
Shares redeemed                        (316,931)        (5,699,211)          (338,369)        (6,772,616)
                                       --------       ------------           --------       ------------
      Net increase                      663,375       $ 11,766,670            393,113       $  7,827,697
                                       ========       ============           ========       ============


116
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FOR THE PERIOD ENDED JUNE 30, 2000 (UNAUDITED)

Balanced Portfolio

                                        For the Six Months Ended                  Year Ended
                                              June 30, 2000                    December 31, 1999
                                      ---------------------------------------------------------------
                                       Shares          Dollars              Shares           Dollars
                                       ------          -------              ------           -------
Shares issued                          399,730       $ 5,912,215           730,355       $ 9,652,134
Shares issued as reinvestment
   of dividends                        273,188         4,076,035           299,519         3,800,882
Shares redeemed                        (90,803)       (1,368,826)         (300,362)       (3,964,482)
                                       -------       -----------          --------       -----------
      Net increase                     582,115       $ 8,619,424           729,512       $ 9,488,534
                                       =======       ===========          ========       ===========

High Yield Bond Portfolio

                                        For the Six Months Ended                  Year Ended
                                              June 30, 2000                    December 31, 1999
                                      ---------------------------------------------------------------
                                       Shares          Dollars              Shares           Dollars
                                       ------          -------              ------           -------
Shares issued                          230,503       $ 2,114,468           650,374       $ 6,381,383
Shares issued as reinvestment
   of dividends                         83,973           771,551            53,246           505,196
Shares redeemed                       (158,158)       (1,448,873)         (520,250)       (5,118,177)
                                      --------       -----------          --------       -----------
      Net increase                     156,318       $ 1,437,146           183,370       $ 1,768,402
                                      ========       ===========          ========       ===========

Money Market Portfolio

                                        For the Six Months Ended                  Year Ended
                                              June 30, 2000                    December 31, 1999
                                     ---------------------------------------------------------------
                                       Shares          Dollars              Shares           Dollars
                                       ------          -------              ------           -------
Shares issued                         2,604,111       $ 27,937,242          4,619,214       $ 48,821,940
Shares issued as reinvestment
   of dividends                         139,702          1,459,257             79,554            825,203
Shares redeemed                      (3,224,290)       (34,701,608)        (3,698,386)       (39,144,669)
                                     ----------       ------------         ----------       ------------
      Net increase (decrease)          (480,477)      $ (5,305,109)         1,000,382       $ 10,502,474
                                     ==========       ============         ==========       ============


                                                                             117
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